UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Report to Shareholders.

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Core Equity VIP Series

6.30.07

RS Core Equity VIP Series

Portfolio Manager Biography	3

Letter from Portfolio Manager	3

Fund Performance	7

Understanding Your Fund’s Expenses	8

Financial Information

Schedule of Investments	9

Statement of Assets and Liabilities	11

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	16

Supplemental Information	23

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Core Equity VIP Series

Manind V. Govil (RS Investments)

has managed the RS Core Equity VIP Series since 2005*. Mr. Govil joined RS Investments in October 2006 in connection with Guardian Investor Services LLC (GIS)’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil had served as the head of equity investments at The Guardian Life Insurance Company of America (“Guardian Life”) since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager — core equity, at Mercantile. Mr. Govil received a B.A. degree from the University of Bombay, India, and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

*	Includes service as the portfolio manager of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

We are pleased to report that during the second quarter, RS Core Equity VIP Series returned 10.22% vs. 6.28% for the benchmark S&P 500® Index3. Our stock picks outperformed sector peers across most economic groups, most notably in technology and financials. Stock selection was slightly negative in the consumer discretionary and industrials sectors.

For the first half of 2007, the Fund returned 14.35% vs. 6.96% for the benchmark. Technology, financials, and health care were the strongest contributors to performance. Our utilities and industrials holdings lagged the rest of the portfolio yet have detracted only slightly from relative performance compared to the index.

Portfolio Review

Top-down sector allocations had a modestly positive net impact during the quarter and the half-year ended June 30, 2007 on relative performance vs. the benchmark; this factor was of minor importance compared with the bottom-up impact of individual stock selection, however. This is consistent with our investment

RS CORE EQUITY VIP SERIES	3

RS Core Equity VIP Series (continued)

philosophy and process, which are geared toward finding the best individual stock ideas across the investment landscape.

The top three contributors to performance — for both the second quarter and the first half of 2007— were transaction processor MasterCard, computer and personal electronics maker Apple, and energy services contractor Transocean.

MasterCard was our top performer in 2006 and continues to bear fruit in 2007 as it posts results that exceed Wall Street’s expectations. As we wrote in our 2006 year-end letter, we believe the stock market has significantly underestimated MasterCard’s earnings potential along with its management’s skill and determination to unlock value for shareholders, including themselves.

Apple’s stock continued its strong first quarter performance as investors became increasingly excited about the iPhone launch on June 29. As the launch date neared, we were unable to justify our 4.7% position based on valuation derived from reasonable assumptions about iPhone sales. We sold most of the stock position in June, but are maintaining a modest position and would consider adding back at the right valuation.

Transocean is a leading provider of turnkey offshore oil- and gas-drilling and related services. The company has benefited from strong demand and limited supply for offshore rigs. Transocean had been one of the Fund’s largest holdings for some time, but we trimmed the position in June as the stock approached our price target; we redeployed funds to other stock ideas where we see more near-term upside.

There were no major detractors from the second quarter performance, and the only stock that has meaningfully crimped Fund returns during 2007 is American Airlines’ parent, AMR. AMR and the airline industry overall have suffered from higher fuel expenses. Though AMR stock is down year to date in an “up” stock market, we believe its operational turnaround remains on course. We added to the position on second quarter weakness as we still believe the stock has significant upside potential when external cost pressures do subside and the market recognizes and rewards AMR for better operating performance.

Changes to the Fund

Portfolio turnover was modest during the second quarter, but we did make a handful of changes. In addition to trimming Apple and Transocean, the most significant shifts were adding Home Depot and selling Lowe’s and Macy’s.

We bought Home Depot as a replacement for home improvement competitor Lowe’s, as we believe that Home Depot offers more upside potential and specific likely catalysts to drive that upside. We invested in Home Depot during the second quarter expecting the company to take action to divest the supply business, along with other shareholder-friendly actions such as a major share buyback. In late June the company announced specifics on both topics, including a better-than-expected $10.3 billion price for selling the supply business to private equity buyers. Home Depot also announced a $22 billion share buyback, amounting to about 30% of the company’s outstanding shares. We believe that Home Depot will now focus on improving sales at its core retail stores.

We became concerned early in the second quarter that sales were weakening in the core Macy’s stores. Macy’s was also progressing more slowly than we expected at integrating the recently acquired May Department Stores. This deterioration caused us to view Macy’s stock as fully valued. We redeployed the funds to more attractive opportunities.

Outlook

As a core offering, the RS Core Equity VIP Series seeks to deliver solid long-term results across the range of market environments. We believe that over long periods of time, a consistent focus on fundamental research and disciplined stock selection are key to building solid investment results.

Valuation dispersion among companies with stronger and weaker fundamental prospects has narrowed further since our previous report. We continue to find

4	RS CORE EQUITY VIP SERIES

attractively valued investment opportunities among traditional growth companies across market sectors, as valuations of “growth” and “value” stocks have tended to converge in recent quarters. The portfolio favors companies that we expect to grow market share while maintaining profit margins.

We wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders, with whom we invest alongside. Thank you for your investment in RS Core Equity VIP Series and for your ongoing support. We promise to do our very best, and we appreciate your confidence in us.

Sincerely,

Manind V. Govil

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

RS CORE EQUITY VIP SERIES	5

RS Core Equity VIP Series (continued)

Assets under Management $1,127,429,021	Data as of June 30, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
MasterCard, Inc.	5.10%
Halliburton Co.	4.51%
AT&T, Inc.	3.50%
Enterprise Products Partners LP	3.05%
The AES Corp.	2.98%
The Boeing Co.	2.96%
Wyeth	2.96%
Aon Corp.	2.83%
The Goldman Sachs Group, Inc.	2.71%
Abbott Laboratories	2.63%
Total	33.23%

[1]

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

[3]

The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

6	RS CORE EQUITY VIP SERIES

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Core Equity VIP Series	04/13/83	14.35%	31.13%	13.67%	10.27%	5.05%	12.16%
S&P 500® Index[3]		6.96%	20.59%	11.67%	10.71%	7.13%	12.78%

Since inception performance for the index is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Core Equity VIP Series and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.58%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS CORE EQUITY VIP SERIES	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07

Based on Actual Return	$1,000.00	$1,143.50	$2.96	0.56%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.03	$2.79	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS CORE EQUITY VIP SERIES

Schedule of Investments — RS Core Equity VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 97.4%
Aerospace & Defense — 4.4%
General Dynamics Corp.	211,400	$16,535,708
The Boeing Co.	347,200	33,386,752

		49,922,460
Airlines — 1.2%
AMR Corp.(1)	520,450	13,713,857

		13,713,857
Biotechnology — 3.5%
Celgene Corp.(1)	294,200	16,866,486
Gilead Sciences, Inc.(1)	572,800	22,207,456

		39,073,942
Capital Markets — 4.4%
Legg Mason, Inc.	196,200	19,302,156
The Goldman Sachs Group, Inc.	141,200	30,605,100

		49,907,256
Chemicals — 0.7%
Rohm & Haas Company	134,100	7,332,588

		7,332,588
Commercial Banks — 2.0%
PNC Financial Services Group, Inc.	157,900	11,302,482
SunTrust Banks, Inc.	136,200	11,677,788

		22,980,270
Commercial Services & Supplies — 1.9%
Waste Management, Inc.	551,500	21,536,075

		21,536,075
Communications Equipment — 6.3%
Corning, Inc.(1)	855,100	21,847,805
Nokia Oyj, ADR(1)(2)	939,400	26,406,534
QUALCOMM, Inc.	521,600	22,632,224

		70,886,563
Computers & Peripherals — 3.1%
Apple, Inc.(1)	93,500	11,410,740
EMC Corp.(1)	1,274,100	23,061,210

		34,471,950
Consumer Finance — 1.6%
American Express Co.	142,400	8,712,032
AmeriCredit Corp.(1)	336,900	8,944,695

		17,656,727
Diversified Financial Services — 3.3%
Interactive Brokers Group, Inc., Class A(1)	542,580	14,720,195
JPMorgan Chase & Co.	462,800	22,422,660

		37,142,855
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	951,936	39,505,344

		39,505,344
Electronic Equipment & Instruments — 0.8%
Jabil Circuit, Inc.	410,700	9,064,149

		9,064,149

June 30, 2007 (unaudited)	Shares	Value

Energy Equipment & Services — 6.3%
Halliburton Co.	1,474,100	$50,856,450
Transocean, Inc.(1)	186,200	19,733,476

		70,589,926
Food Products — 4.1%
Campbell Soup Co.	629,300	24,423,133
General Mills, Inc.	382,000	22,316,440

		46,739,573
Health Care Providers & Services — 3.0%
Medco Health Solutions, Inc.(1)	210,400	16,409,096
UnitedHealth Group, Inc.	342,300	17,505,222

		33,914,318
Hotels, Restaurants & Leisure — 2.3%
McDonald’s Corp.	513,800	26,080,488

		26,080,488
Household Durables — 1.5%
Newell Rubbermaid, Inc.	558,400	16,433,712

		16,433,712
Independent Power Producers & Energy Traders — 3.0%
The AES Corp.(1)	1,535,600	33,598,928

		33,598,928
Industrial Conglomerates — 1.7%
Tyco International Ltd.	559,500	18,905,505

		18,905,505
Information Technology Services — 8.6%
Accenture Ltd., Class A	526,400	22,577,296
Fidelity National Information Services, Inc.	200,434	10,879,558
MasterCard, Inc., Class A	346,300	57,440,781
Western Union Co.	305,400	6,361,482

		97,259,117
Insurance — 4.3%
Aon Corp.	749,800	31,948,978
W. R. Berkley Corp.	522,200	16,992,388

		48,941,366
Internet Software & Services — 2.7%
eBay, Inc.(1)	445,200	14,326,536
Google, Inc., Class A(1)	30,400	15,910,752

		30,237,288
Machinery — 2.0%
Caterpillar, Inc.	284,600	22,284,180

		22,284,180
Media — 1.3%
Grupo Televisa S.A., ADR(1)(2)	540,200	14,914,922

		14,914,922
Oil, Gas & Consumable Fuels — 4.6%
Chevron Corp.	63,600	5,357,664
Devon Energy Corp.	154,300	12,080,147
Enterprise Products Partners L.P.	1,079,280	34,331,897

		51,769,708

The accompanying notes are an integral part of these financial statements.

9

Schedule of Investments – RS Core Equity VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

Pharmaceuticals — 5.6%
Abbott Laboratories	553,600	$29,645,280
Wyeth	581,800	33,360,412

		63,005,692
Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.	126,400	10,761,696

		10,761,696
Specialty Retail — 2.6%
The Home Depot, Inc.	739,700	29,107,195

		29,107,195
Thrifts & Mortgage Finance — 2.4%
Federal Home Loan Mortgage Corp.	270,800	16,437,560
People’s United Financial, Inc.	628,200	11,137,986

		27,575,546
Tobacco — 2.3%
Altria Group, Inc.	371,000	26,021,940

		26,021,940
Wireless Telecommunication Services — 1.4%
America Movil SAB de C.V., ADR(2)	260,400	16,126,573

		16,126,573

Total Common Stocks (Cost $898,049,455)		1,097,461,709

June 30, 2007 (unaudited)	Shares	Value

Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	21	$897
RS Emerging Growth Fund, Class Y(3)	84	3,394
RS Emerging Markets Fund, Class A(3)	24	614
RS Global Natural Resources Fund, Class Y(3)	261	9,558
RS Growth Fund, Class Y(3)	197	3,287
RS Investors Fund, Class Y(3)	507	6,545
RS MidCap Opportunities Fund, Class Y(3)	169	2,736
RS Partners Fund, Class Y(3)	63	2,417
RS Smaller Company Growth Fund, Class Y(3)	86	1,967
RS Value Fund, Class Y(3)	60	1,861

Total Other Investments (Cost $31,160)		33,276

	Shares	Value

Short-Term Investments — 1.4%
Federated Prime Obligations Fund, Class B(4)	16,282,523	16,282,523

Total Short-Term Investments (Cost $16,282,523)		16,282,523

Total Investments — 98.8% (Cost $914,363,138)		1,113,777,508

Other Assets, Net — 1.2%		13,651,513

Total Net Assets — 100.0%		$1,127,429,021

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

10	The accompanying notes are an integral part of these financial statements.

Financial Information — RS Core Equity VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$1,113,777,508
Receivable for investments sold	30,060,051
Receivable for fund shares subscribed	602,600
Dividends/interest receivable	491,596
Prepaid expenses	24,870

Total Assets	1,144,956,625

Liabilities
Payable for investments purchased	15,823,740
Payable for fund shares redeemed	1,048,326
Payable to adviser	465,551
Deferred trustees’ compensation	33,276
Accrued expenses/other liabilities	156,711

Total Liabilities	17,527,604

Total Net Assets	$1,127,429,021

Net Assets Consist of:
Paid-in capital	1,269,178,878
Accumulated undistributed net investment income	5,402,980
Accumulated net realized loss from investments	(346,567,207)
Net unrealized appreciation on investments	199,414,370

Total Net Assets	$1,127,429,021

Investments, at Cost	$914,363,138

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	29,284,236

Net Asset Value Per Share	$38.50

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$250,032
Dividends	7,823,564
Withholding taxes on foreign dividends	(84,690)

Total Investment Income	7,988,906

Expenses
Investment advisory fees	2,685,585
Professional fees	87,492
Custodian fees	87,834
Shareholder reports	56,810
Trustees’ fees and expenses	28,685
Insurance expense	25,204
Administrative service fees	16,171
Registration fees	475
Other expense	2,505

Total Expenses	2,990,761
Less: Custody credits	(849)

Total Expenses, Net	2,989,912

Net Investment Income	4,998,994

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain from investments	73,935,502
Net change in unrealized appreciation on investments	66,474,336

Net Gain on Investments	140,409,838

Net Increase in Net Assets Resulting from Operations	$145,408,832

The accompanying notes are an integral part of these financial statements.

11

Financial Information — RS Core Equity VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$4,998,994	$11,883,633
Net realized gain on investments	73,935,502	109,138,789
Net change in unrealized appreciation on investments	66,474,336	41,502,180

Net Increase in Net Assets Resulting from Operations	145,408,832	162,524,602

Distributions to Shareholders from:
Net investment income	—	(19,311,193)

Capital Share Transactions
Proceeds from sales of shares	25,004,148	42,985,511
Reinvestment of distributions	—	19,311,192
Cost of shares redeemed	(91,849,085)	(191,878,962)

Net decrease in net assets resulting from capital share transactions	(66,844,937)	(129,582,259)

Net Increase in Net Assets	78,563,895	13,631,150

Net Assets

Beginning of period	1,048,865,126	1,035,233,976

End of period	$1,127,429,021	$1,048,865,126

Accumulated Undistributed Net Investment Income included in Net Assets	$5,402,980	$403,986

Other Information:

Shares
Sold	686,291	1,388,085
Reinvested	—	643,933
Redeemed	(2,554,254)	(6,223,863)

Net Decrease	(1,867,963)	(4,191,845)

The accompanying notes are an integral part of these financial statements.

12

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RS CORE EQUITY VIP SERIES	13

Financial Information — RS Core Equity VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End Of Period

Six Months Ended 06/30/07(1)	$33.67	$0.17	$4.66	$4.83	$—	$38.50

Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	33.67

Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	29.29

Year Ended 12/31/04	27.30	0.39	1.23	1.62	(0.50)	28.42

Year Ended 12/31/03	22.71	0.28	4.57	4.85	(0.26)	27.30

Year Ended 12/31/02	28.94	0.24	(6.25)	(6.01)	(0.22)	22.71

The accompanying notes are an integral part of these financial statements.

14

Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses To Average Net Assets(2)	Net Ratio of Net Investment Income To Average Net Assets(2)	Portfolio Turnover Rate

14.35%	$1,127,429	0.56%	0.93%	29%

17.26%	1,048,865	0.57%	1.17%	85%

4.30%	1,035,234	0.56%	1.67%	103%

6.00%	1,261,203	0.54%	1.29%	76%

21.45%	1,454,546	0.54%	1.06%	77%

(20.88)%	1,365,328	0.54%	0.85%	65%

(1)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
(2)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of custody credits.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements — RS Core Equity VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Core Equity VIP Series (the “Fund” or “CEV”) is a series of the Trust. CEV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of CEV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of unin-

16

vested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $849. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Foreign-Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

CEV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by CEV. When forward contracts are closed, CEV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. CEV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

CEV may enter into financial futures contracts. In entering into such contracts, CEV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by CEV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by CEV. The daily changes in the variation margin are recognized as unrealized gains or losses by CEV. CEV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for CEV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of CEV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

17

Notes to Financial Statements — RS Core Equity VIP Series (continued)

June 30, 2007 (unaudited)

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

Ordinary Income
2006	$19,311,193

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward
$411,379	$(419,817,030)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund elected to defer $289,962 net capital losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(83,266,729)	2009
	(240,321,401)	2010
	(95,938,938)	2011

Total	$(419,527,068)

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”) an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.052% of the Fund’s average daily net assets from RS Investments.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.57% of the average daily net assets of CEV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the

18

deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $306,473,970 and $386,634,062, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $218,319,224 and $18,973,769, respectively, resulting in net unrealized appreciation of $199,345,455. The cost of investments owned at June 30, 2007 for federal income tax purposes was $914,432,053.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, CEV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, CEV maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for CEV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	686,291	1,388,085	$25,004,148	$42,985,511
Shares issued in reinvestment of dividends	—	643,933	—	19,311,192
Shares repurchased	(2,554,254)	(6,223,863)	(91,849,085)	(191,878,962)

Net decrease	(1,867,963)	(4,191,845)	$(66,844,937)	$(129,582,259)

19

Notes to Financial Statements — RS Core Equity VIP Series (continued)

June 30, 2007 (unaudited)

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of

20

Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional

21

Notes to Financial Statements — RS Core Equity VIP Series (continued)

June 30, 2007 (unaudited)

allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

22

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capa-bilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

23

Supplemental Information — unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Small Cap Core Equity VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Core Equity VIP Series

Matthew P. Ziehl (RS Investments)

has managed RS Small Cap Core Equity VIP Series since 2002* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as managing director at The Guardian Life Insurance Company of America (“Guardian Life.”). Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

*	Includes service as the portfolio manager of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual small-cap stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

Performance

The RS Small Cap Core Equity VIP Series returned 4.80% during the second quarter of 2007, outpacing the Russell 2000® Index3 which returned 4.42%. Our stock selection outperformed the index in financial services, technology, and industrials. These results overcame weaker stock selection in health care and consumer discretionary stocks.

The second quarter builds on a strong year-to-date performance advantage. Through the first half of 2007, the Fund returned 11.78% vs. 6.45% for the Russell 2000® Index. Stock selection in technology and financials drove most of the strong relative performance, while health care was the only sector with significantly negative results. Sector weightings had modest net impact on relative performance vs. the index.

Portfolio Review

Our stock selection in financial services was very strong in the second quarter. During the quarter, we were approximately market weighted at 21% of the portfolio in financial related stocks. International Securities Exchange is a leading options-trading exchange, which gained a roughly 30% market share since its inception in 1999 due, we believe, to a superior technological architecture that has driven down trading costs for participants. Early in the second quarter, International Securities announced that it was selling out to Deutsche Börse Group at a substantial premium. We sold our shares at that time, as the stock traded up to the takeout price and we did not

RS SMALL CAP CORE EQUITY VIP SERIES	3

RS Small Cap Core Equity VIP Series (continued)

anticipate a competing offer. Other winners included Affiliated Managers Group, Investment Technology Group, and East West Bancorp.

Technology constituted approximately 19.6% of the portfolio, an overweight to the index. Again, strong stock selection led to relative gains over the index. Blue Coat Systems, a strong contributor in 2007, provides a suite of hardware and software products that allow network managers to improve performance and manage security of applications and internet-related communications over their networks. In particular, we think Blue Coat is very well positioned in the rapidly growing wide area network (WAN) accelerator space; WAN accelerators improve the speed and performance of network-based applications. Blue Coat’s latest quarterly results showed excellent growth in this area, and we believe that we are still in the early stages of rapid market growth in this segment. Blackboard, a provider of enterprise software to the education markets, also contributed strong returns in the quarter.

Trident Microsystems, which produces image-processing chips for digital televisions, predominantly large liquid-crystal display (LCD-based) televisions, hurt returns in the quarter. Trident has gained numerous design wins at key television makers including Sony and Sharp. We believe that the company is set for dramatic earnings growth in late 2007 and 2008, and it is therefore one of our largest holdings. Trident’s stock underperformed other chipmakers and the broader technology space in the second quarter on concerns that intense price competition at retail for flat-panel televisions would force component makers such as Trident to cut their prices. We believe these concerns to be overblown, as Trident has unique technology that allows cost savings by combining multiple functions on one chip; we believe this is a key reason for its recent design wins in the first place.

Rackable Systems, a provider of network servers and storage systems, declined sharply when the company reported disappointing quarterly results. We have sold the position as we sense that Rackable System’s competitive advantage will be challenged by Dell’s aggressive move into this market segment.

Industrials have been a strong contributor to benchmark returns in the past several years. Our weighting constituted just under 10% of portfolio assets during the quarter, and good stock selection more than compensated for our underweighting relative to the benchmark. B/E Aerospace is the leading manufacturer of aircraft seating and other interior systems for large commercial jets. The stock has benefited from increased visibility on demand for wide body aircraft, particularly the Airbus A380 and Boeing 787. Also driving revenues are the increased complexity and cost of business-class and first-class seats on large aircraft, both for new airplanes and for periodic retrofits of existing aircraft. As the stock rose during the second quarter, we trimmed our holding slightly to manage risk but maintain a significant position as we see an excellent business climate for several years forward.

Adam Weiner, who joined the RS Core Equity Team as of January 1, 2007 as our sector manager for industrial companies has helped us achieve strong performance from this group. We recently added several new industrial positions, bringing that sector closer to benchmark-neutral from the significant underweight we have maintained for several quarters. Newer additions to the portfolio sourced by Adam include Regal-Beloit Corp and EnPro Industries.

Regal-Beloit is one of the leading U.S. manufacturers of electric motors and generators. We bought the stock at depressed levels as investors were overly focused, we believe, on the company’s relatively modest exposure to a weakening residential housing market. We like Regal-Beloit’s leading market positions and management’s long-term track record of delivering value for its shareholders through targeted acquisitions and dividend growth.

EnPro Industries has the number one or two market positions with well-established brand names in a variety of niche industrial end markets for its highly engineered industrial products, including sealing products, bearings, air compressor systems, vacuum pumps, and diesel engines. We believe that investors tend to overlook the many positive attributes of this company due

4	RS SMALL CAP CORE EQUITY VIP SERIES

to litigation related to asbestos used in a small number of products many years ago. We believe this is a manageable issue for the company today and likely to diminish even more over the next five to 10 years.

The broad health care sector proved to be our biggest challenge during the quarter. We held approximately 13.8% of the portfolio in health care, and our stock selection returns trailed the index returns. Our biggest hurdle was Psychiatric Solutions, the largest provider of behavioral health facilities, with a roughly 50/50 mix of acute care psychiatric hospitals and residential treatment centers. The company has grown rapidly through acquisition, and we think it has demonstrated excellent operating results in terms of driving sales and profit margins in acquired facilities over subsequent years. The stock weakened during the second quarter due, we believe, to several short-term reasons, chiefly an underwhelming same-facility revenue growth rate vs. the year-ago quarter. Strong revenue growth in the corresponding 2006 period created a tough hurdle for earnings comparison, and remodeling at a number of facilities caused some transient dislocation of patients, which had a brief impact on revenues. Separately, the stock was pressured by disappointing results at Horizon Health Corp., a public competitor that Psychiatric Solutions was in the process of acquiring at the time. We believe that these issues are being resolved, and do not impact our long-term thesis regarding the stock, so we maintain our position despite the weakness during the quarter.

Another detractor during the quarter was Mentor Corp., a leading manufacturer of silicone breast implants, and a position we wrote about in our fourth quarter 2006 letter. Our thesis was that after 15 years of restrictions in the United States concerning the use of silicone implants, we believed that they would rapidly regain acceptance among patients and physicians for cosmetic use. Unfortunately, Mentor has lost some market share opportunity to its largest competitor, Allergen. We believe this is due in large part to a difference in company requirements for physicians. Mentor required that all patients be enrolled in a follow-up safety study, while Allergan made participation voluntary.

While our general thesis appears to be playing out, with silicone gaining momentum in the United States, we believed that Mentor’s more conservative protocol would be well accepted by both doctors and patients, and that the latter would wish to participate in the study but in reality this was not the case. While the federal Food and Drug Administration allowed both approaches, the protocol created more paperwork for busy doctors, many of whom, we believe, gravitated to Allergan’s product out of convenience.

Outlook

As we begin the third quarter of 2007, we remain close to benchmark-neutral in most sectors, consistent with our bottom-up investment process that emphasizes the merits of individual stocks rather than trying to predict sector-level or macroeconomic shifts. We added several consumer staples holdings, making that sector a 2.6% overweighting above the Russell 2000 Index. Conversely, we trimmed consumer discretionary to a 3.7% underweighting as we sold a number of retail and restaurant stocks.

Also, in keeping with our mission to provide a broadly diversified core small-cap fund, we own stocks across the style spectrum from value to growth. That said, the Fund does have a moderate tilt toward growth stocks, as it has for well over a year. In addition to finding ample opportunities in higher-growth sectors such as technology and health care, we are gravitating toward companies with stronger growth prospects in traditionally value-oriented sectors such as industrials and financials. Because the small-cap market has so powerfully favored value stocks since 2000, we find that many higher-growth companies do not command a degree of valuation premium to slower-growth companies commensurate with the difference in expected growth rates. That is why, paradoxically, small-cap growth stocks as a group appear to be a better “value” than small-cap value stocks. Of course this is a broad generalization, and our success or failure remains tied to how well we assess the fundamental sales and earnings prospects, and the stock price upside and downside, of individual companies.

RS SMALL CAP CORE EQUITY VIP SERIES	5

RS Small Cap Core Equity VIP Series (continued)

Thank you for your investment in RS Small Cap Core Equity VIP Series and for your ongoing support.

Sincerely,

Matthew P. Ziehl

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

Small cap investing entails special risks, as small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

6	RS SMALL CAP CORE EQUITY VIP SERIES

Assets Under Management: $240,166,012	Data as of June 30, 2007

                                    [GRAPHIC]
Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Digital Realty Trust, Inc.	2.82%
Trident Microsystems, Inc.	2.78%
Psychiatric Solutions, Inc.	2.60%
Investment Technology Group, Inc.	2.26%
NeuStar, Inc.	2.13%
BE Aerospace, Inc.	2.11%
Blackboard, Inc.	2.09%
TETRA Technologies, Inc.	2.06%
Century Aluminum Co.	2.05%
Targa Resources Partners LP	2.03%
Total	22.93%

[1]

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

[3]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS SMALL CAP CORE EQUITY VIP SERIES	7

RS Small Cap Core Equity VIP Series (continued)

Performance Update Average Annual Returns As of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Core Equity VIP Series	05/01/97	11.78%	23.02%	13.20%	13.28%	9.37%	10.65%
Russell 2000® Index[3]		6.45%	16.43%	13.45%	13.88%	9.06%	10.41%

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made in RS Small Cap Core Equity VIP Series and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.85%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS SMALL CAP CORE EQUITY VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,117.80	$4.34	0.83%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.69	$4.15	0.83%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS SMALL CAP CORE EQUITY VIP SERIES	9

Schedule of Investments – RS Small Cap Core Equity VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 98.5%
Aerospace & Defense — 3.7%
AAR Corp.[1]	117,800	$3,888,578
BE Aerospace, Inc.[1]	122,600	5,063,380

		8,951,958
Biotechnology — 2.1%
Achillion Pharmaceuticals, Inc.[1]	63,100	377,338
Human Genome Sciences, Inc.[1]	108,500	967,820
Keryx Biopharmaceuticals, Inc.[1]	106,100	1,036,597
Progenics Pharmaceuticals, Inc.[1]	69,700	1,503,429
Savient Pharmaceuticals, Inc.[1]	101,200	1,256,904

		5,142,088
Building Products — 1.6%
Goodman Global, Inc.[1]	169,700	3,770,734

		3,770,734
Capital Markets — 3.1%
Apollo Investment Corp.	97,355	2,095,080
Investment Technology Group, Inc.[1]	125,400	5,433,582

		7,528,662
Chemicals — 1.7%
Cytec Industries, Inc.	64,800	4,132,296

		4,132,296
Commercial Banks — 5.1%
Center Financial Corp.	108,700	1,839,204
East West Bancorp, Inc.	65,800	2,558,304
IBERIABANK Corp.	41,300	2,042,285
PrivateBancorp, Inc.	84,800	2,442,240
Seacoast Banking Corporation of Florida	81,600	1,774,800
Signature Bank Corp.[1]	49,200	1,677,720

		12,334,553
Commercial Services & Supplies — 2.2%
Fuel Tech, Inc.[1]	73,400	2,513,950
LECG Corp.[1]	181,800	2,746,998

		5,260,948
Communications Equipment — 3.3%
Blue Coat Systems, Inc.[1]	94,500	4,679,640
Foundry Networks, Inc.[1]	193,400	3,222,044

		7,901,684
Construction & Engineering — 1.7%
Aecom Technology Corp.[1]	161,790	4,014,010

		4,014,010
Diversified Financial Services — 0.8%
Genesis Lease Ltd., ADR[2]	66,900	1,833,060

		1,833,060
Diversified Telecommunication Services — 3.0%
NeuStar, Inc., Class A1	176,200	5,104,514
PAETEC Holding Corp.[1]	194,180	2,192,292

		7,296,806
Electrical Equipment — 1.5%
Regal-Beloit Corp.	76,000	3,537,040

		3,537,040

June 30, 2007 (unaudited)	Shares	Value

Energy Equipment & Services — 2.1%
TETRA Technologies, Inc.[1]	175,500	$4,949,100

		4,949,100
Food Products — 4.2%
B&G Foods, Inc., Class A	141,450	1,867,140
Flowers Foods, Inc.	110,000	3,669,600
J&J Snack Foods Corp.	31,100	1,173,714
Reddy Ice Holdings, Inc.	114,300	3,259,836

		9,970,290
Health Care Equipment & Supplies — 6.2%
DJ Orthopedics, Inc.[1]	41,300	1,704,451
Hologic, Inc.[1]	37,500	2,074,125
Immucor, Inc.[1]	126,600	3,541,002
Micrus Endovascular Corp.[1]	58,800	1,446,480
NuVasive, Inc.[1]	120,000	3,241,200
SonoSite, Inc.[1]	90,700	2,850,701

		14,857,959
Health Care Providers & Services — 4.6%
HMS Holdings Corp.[1]	67,400	1,290,036
Pediatrix Medical Group, Inc.[1]	63,600	3,507,540
Psychiatric Solutions, Inc.[1]	172,200	6,243,972

		11,041,548
Health Care Technology — 0.7%
Vital Images, Inc.[1]	61,470	1,669,525

		1,669,525
Hotels, Restaurants & Leisure — 2.9%
Chipotle Mexican Grill, Inc., Class A1	15,200	1,296,256
Chipotle Mexican Grill, Inc., Class B1	19,800	1,556,874
Orient-Express Hotels Ltd., Class A	78,000	4,165,200

		7,018,330
Information Technology Services — 2.0%
CACI International, Inc., Class A1	96,100	4,694,485

		4,694,485
Insurance — 1.5%
Hanover Insurance Group, Inc.	75,500	3,683,645

		3,683,645
Internet & Catalog Retail — 1.4%
FTD Group, Inc.	186,770	3,438,436

		3,438,436
Internet Software & Services — 1.2%
TheStreet.com, Inc.	259,481	2,823,153

		2,823,153
Machinery — 2.6%
EnPro Industries, Inc.[1]	87,800	3,756,962
Gardner Denver, Inc.[1]	59,300	2,523,215

		6,280,177
Metals & Mining — 3.5%
Century Aluminum Co.[1]	90,200	4,927,626
Quanex Corp.	73,900	3,598,930

		8,526,556

The accompanying notes are an integral part of these financial statements.

10	RS SMALL CAP CORE EQUITY VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Multiline Retail — 0.9%
The Bon-Ton Stores, Inc.	56,800	$2,275,408

		2,275,408
Oil, Gas & Consumable Fuels — 5.0%
Bill Barrett Corp.[1]	64,100	2,360,803
GeoMet, Inc.[1]	273,500	2,095,010
Targa Resources Partners LP	145,570	4,876,595
Teekay LNG Partners LP	76,000	2,742,080

		12,074,488
Personal Products — 1.5%
Playtex Products, Inc.[1]	238,700	3,535,147

		3,535,147
Real Estate Investment Trusts — 6.9%
Anthracite Capital, Inc.	207,520	2,427,984
Ashford Hospitality Trust	212,500	2,499,000
Capital Lease Funding, Inc.	218,800	2,352,100
Digital Realty Trust, Inc.	179,800	6,774,864
Healthcare Realty Trust, Inc.	91,300	2,536,314

		16,590,262
Semiconductors & Semiconductor Equipment — 5.8%
Atheros Communications[1]	47,300	1,458,732
Netlogic Microsystems, Inc.[1]	128,600	4,094,624
Silicon Motion Technology Corp., ADR[1,2]	64,200	1,594,086
Trident Microsystems, Inc.[1]	363,900	6,677,565

		13,825,007
Software — 8.6%
Ansoft Corp.[1]	140,300	4,137,447
Blackboard, Inc.[1]	119,000	5,012,280
Concur Technologies, Inc.[1]	68,900	1,574,365
FactSet Research Systems, Inc.	48,100	3,287,635
Informatica Corp.[1]	311,200	4,596,424
Parametric Technology Corp.[1]	95,500	2,063,755

		20,671,906
Specialty Retail — 3.6%
bebe stores, inc.	254,900	4,080,949
Children’s Place Retail Stores, Inc.[1]	50,900	2,628,476
The Men’s Wearhouse, Inc.	39,000	1,991,730

		8,701,155
Textiles, Apparel & Luxury Goods — 2.5%
Carter’s, Inc.[1]	121,800	3,159,492
Heelys, Inc.[1]	106,500	2,754,090

		5,913,582
Thrifts & Mortgage Finance — 1.0%
Downey Financial Corp.	34,700	2,289,506

		2,289,506

Total Common Stocks (Cost $209,414,213)		236,533,504

June 30, 2007 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y3	5	$202
RS Emerging Growth Fund, Class Y3	19	763
RS Emerging Markets Fund, Class A3	5	138
RS Global Natural Resources Fund, Class Y3	59	2,148
RS Growth Fund, Class Y3	44	739
RS Investors Fund, Class Y3	114	1,471
RS MidCap Opportunities Fund, Class Y3	38	615
RS Partners Fund, Class Y3	14	544
RS Smaller Company Growth Fund, Class Y3	19	442
RS Value Fund, Class Y3	14	418

Total Other Investments (Cost $7,005)		7,480

	Shares	Value
Short-Term Investments — 0.8%
Federated Prime Obligations Fund, Class B4	1,949,616	1,949,616

Total Short-Term Investments (Cost $1,949,616)		1,949,616

Total Investments — 99.3% (Cost $211,370,834)		238,490,600

Other Assets, Net — 0.7%		1,675,412

Total Net Assets — 100.0%		$240,166,012

[1]	Non income-producing security.
[2]	ADR — American Depositary Receipt.
[3]	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.
[4]	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

RS SMALL CAP CORE EQUITY VIP SERIES	11

Financial Information — RS Small Cap Core Equity VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$238,490,600
Cash and cash equivalents	6,488
Receivable for investments sold	1,776,873
Dividends/interest receivable	380,715
Receivable for fund shares subscribed	31,839
Prepaid expenses	5,605

Total Assets	240,692,120

Liabilities
Payable for fund shares redeemed	200,990
Payable to adviser	153,048
Payable for investments purchased	124,471
Deferred trustees’ compensation	7,480
Accrued expenses/other liabilities	40,119

Total Liabilities	526,108

Total Net Assets	$240,166,012

Net Assets Consist of:
Paid-in capital	175,364,317
Accumulated undistributed net investment income	1,793,957
Accumulated net realized gain from investments	35,887,972
Net unrealized appreciation on investments	27,119,766

Total Net Assets	$240,166,012

Investments, at Cost	$211,370,834

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	14,295,755

Net Asset Value Per Share	$16.80

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$89,676
Dividends	2,423,165

Total Investment Income	2,512,841

Expenses
Investment advisory fees	908,708
Custodian fees	44,143
Professional fees	23,675
Shareholder reports	15,841
Trustees’ fees and expenses	6,618
Insurance expense	6,027
Administrative service fees	3,683
Registration fees	122
Other expense	988

Total Expenses	1,009,805
Less: Custody credits	(7,401)

Total Expenses, Net	1,002,404

Net Investment Income	1,510,437

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	30,124,178
Net change in unrealized depreciation on investments	(4,630,534)

Net Gain on Investments	25,493,644

Net Increase in Net Assets Resulting from Operations	$27,004,081

The accompanying notes are an integral part of these financial statements.

12	RS SMALL CAP CORE EQUITY VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$1,510,437	$283,520
Net realized gain on investments	30,124,178	23,342,844
Net change in unrealized appreciation/(depreciation) on investments	(4,630,534)	15,006,687

Net Increase in Net Assets Resulting from Operations	27,004,081	38,633,051

Distributions to Shareholders
Net realized gain on investments	—	(21,654,308)

Total Distributions	—	(21,654,308)

Capital Share Transactions
Proceeds from sales of shares	6,886,236	21,648,107
Reinvestment of distributions	—	21,654,308
Cost of shares redeemed	(26,733,997)	(66,349,976)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,847,761)	(23,047,561)

Net Increase/(Decrease) in Net Assets	7,156,320	(6,068,818)

Net Assets

Beginning of period	233,009,692	239,078,510

End of period	$240,166,012	$233,009,692

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,793,957	$283,520

Other Information:
Shares
Sold	427,087	1,416,254
Reinvested	—	1,470,317
Redeemed	(1,634,123)	(4,299,080)

Net Decrease	(1,207,036)	(1,412,509)

The accompanying notes are an integral part of these financial statements.

RS SMALL CAP CORE EQUITY VIP SERIES	13

Financial Information — RS Small Cap Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

                                    [GRAPHIC]
Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/07[1]	$15.03	$0.11	$1.66	$1.77	$—	$—	$—

Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	(1.47)

Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	(3.05)

Year Ended 12/31/04	17.83	(0.05)	2.66	2.61	—	(3.22)	(3.22)

Year Ended 12/31/03	12.43	(0.04)	5.44	5.40	—	—	—

Year Ended 12/31/02	14.71	(0.01)	(2.27)	(2.28)	(0.00)[a]	—	(0.00)

The accompanying notes are an integral part of these financial statements.

14	RS SMALL CAP CORE EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(2)	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(2)	Portfolio Turnover Rate

$16.80	11.78%	$240,166	0.83%	1.25%	73%

15.03	17.17%	233,010	0.85%	0.12%	136%

14.13	0.16%	239,079	0.84%	0.24%	133%

17.22	15.17%	304,309	0.82%	(0.28)%	125%

17.83	43.44%	303,927	0.83%	(0.24)%	107%

12.43	(15.50)%	228,953	0.84%	(0.05)%	109%

(1)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
(2)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of custody credits.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.

RS SMALL CAP CORE EQUITY VIP SERIES	15

Notes to Financial Statements — RS Small Cap Core Equity VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Small Cap Core Equity VIP Series (the “Fund” or “SCV”) is a series of the Trust. SCV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of SCV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $7,401. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

16	RS SMALL CAP CORE EQUITY VIP SERIES

Foreign-Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

SCV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by SCV. When forward contracts are closed, SCV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. SCV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for SCV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of SCV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$3,086,381	$18,567,927	$21,654,308

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

RS SMALL CAP CORE EQUITY VIP SERIES	17

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

June 30, 2007 (unaudited)

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gain
$3,794,425	$3,071,242

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually. The Fund had no capital loss carryforwards.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund had no such losses.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Fund.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.078% of the Fund’s average daily net assets from RS Investments.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.85% of the average daily net assets of SCV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $175,015,463 and 194,603,141, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2007 aggregated $33,267,583 and $6,479,380, respectively, resulting in net unrealized appreciation of $26,788,203. The cost of investments owned at June 30, 2007 for federal income tax purposes was $211,702,397.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, SCV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SCV maintains the right to sell the collateral and may claim any resulting loss against the seller.

18	RS SMALL CAP CORE EQUITY VIP SERIES

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SCV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	427,087	1,416,254	$6,886,192	$21,648,107
Shares issued in reinvestment of dividends and distributions	—	1,470,317	—	21,654,308
Shares repurchased	(1,634,123)	(4,299,080)	(26,733,997)	(66,349,976)

Net decrease	(1,207,036)	(1,412,509)	$(19,847,805)	$(23,047,561)

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund had $15,315 in average borrowings at an average interest rate of 5.75%. No borrowings were outstanding at June 30, 2007.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adaptation of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoptation of SFAS 157 will have no material impact on the Fund’s financial statements.

Note I.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of

RS SMALL CAP CORE EQUITY VIP SERIES	19

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

June 30, 2007 (unaudited)

Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that

20	RS SMALL CAP CORE EQUITY VIP SERIES

fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

22	RS SMALL CAP CORE EQUITY VIP SERIES

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS SMALL CAP CORE EQUITY VIP SERIES	23

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

6.30.07

                                    [GRAPHIC]

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of RS Large Cap Value VIP Series. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund.

John Leonard (UBS Global Asset Management (Americas) Inc.)

is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole (UBS Global Asset Management (Americas) Inc.)

is the Head of Research — North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

RS LARGE CAP VALUE VIP SERIES	3

RS Large Cap Value VIP Series (continued)

Fund Philosophy

RS Large Cap Value VIP Series seeks to maximize total return, consisting of capital appreciation and current income by investing principally in large capitalization companies.

Investment Process

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future.

Performance

The U.S. economy has slowed from the pace of the past few years, with a first-quarter annualized gross domestic product (GDP) growth rate of 0.7%. Overall 2006 real GDP growth was 3.3%, and medium-term expectations are in the 3% range. GDP growth is expected to be 2.1% for 2007 and 2.9% for 2008. Housing data has been relatively weak, and the scope and the depth of the growing subprime credit crunch in the United States remains to be seen. There has, however, been some stronger data indicating, we believe, a possible recovery from the slow pace of the first quarter. Survey data, such as the Institute for Supply Management’s manufacturing report, for example, indicates a bit of a rebound from this slow-growth period. We believe monthly observed inflation data remain relatively tame, as do the quarterly unit labor cost and personal consumption deflator measures. Federal Reserve Board funds futures now have priced in only a small chance of a 25-basis-point cut by the end of 2007. The federal budget deficit is shrinking slowly, but the current account deficit remains large, and the household savings rate is low.

The U.S. equity market made a strong showing in the second quarter of 2007, with very positive returns in April and May being partially offset by negative returns in June. Investors re-established their appetite for risk after a rocky period in the middle of the first quarter. During the second quarter and year-to-date ended June 30, 2007, RS Large Cap Value VIP Series generated returns of 5.62% and 6.85%, respectively. During the second quarter, the benchmark Russell 1000® Value Index3 was up 4.93%, bringing the year-to-date returns for the Index to 6.23%.

Portfolio Review

While most sectors have generated positive absolute returns during the first six months of the year, there was fairly wide dispersion among the market leaders — such as energy, materials, and telecom — and the laggards — such as financials, consumer discretionary, and consumer staples. Commodity prices surged after hitting a rough patch to start the year, and many companies profiting from that type of environment saw the positive impact on their stock prices. Financial stocks in general came under fire as subprime mortgage problems made headlines, although the actual impact on the companies themselves varied tremendously. Consumer-oriented sectors struggled as the market continues to evaluate the impact of soft real estate markets and higher energy costs on overall spending.

During the six months ended June 30, the Fund was positively impacted by stock selection, industry positioning, and risk factors. Positive stock selection contributed most as strong performance by holdings such as pharmaceutical benefits manager MedcoHealth Solutions, utility company Exelon, and diversified auto parts manufacturer Johnson Controls more than offset the negative impact of such underperforming holdings as managed care company UnitedHealth Group, freight carrier FedEx, and beverage company Constellation Brands.

MedcoHealth Solutions added to performance during the quarter as the stock has experienced recent price strength. We retain a strong belief in Medco’s ability to perform well as the company looks to benefit from several favorable trends affecting the pharmacy benefit management industry.

4	RS LARGE CAP VALUE VIP SERIES

Exelon’s earnings have risen more than 70% year-over-year as a result of higher power output and rising wholesale prices. Limited capacity and increasing demand have led to increased interest in power generators as electricity prices are expected to rise over time.

Johnson Controls has performed well as rising energy costs have increased demand for the company’s building efficiency products. Building products growth is also being driven by the company’s exposure to emerging markets. We believe that the diversification Johnson Controls retains in terms of customer, geography, product and business line will enable it to continue to produce solid results.

UnitedHealth Group underperformed, particularly in June, as margin pressures in the industry continue to present themselves. Investors expressed concern by moving away from the space in general, with UnitedHealth being one company in particular that bore the brunt of that selloff. We continue to factor relatively low margin levels into our forward-looking estimates and are comfortable that over time those targets will be met.

FedEx has generated positive absolute returns during the first half of the year, but has lagged other opportunities in the freight transportation industry. The company has communicated to the market its intentions to increase capital expenditures in Asia over the next couple of years, and it expects the positive impact of these projects to positively impact earnings in year three and beyond. Investors reacted to the news with caution as they evaluate the impact of these expenditures on earnings in the short term.

Constellation Brands underperformed, particularly during the first quarter, as the beverage producer and marketer dramatically reduced its profit and revenue targets for fiscal 2008, citing challenges in the United Kingdom; these include the oversupply of Australian wine that has driven down prices and a U.S. operating plan to reduce distributor wine inventory levels. We remain confident in Constellation Brands and feel that the market is underestimating the company’s organic growth opportunities. We also project solid wine consumption growth, especially in the United States and the United Kingdom, which will benefit the company.

Industry selection has been positively affected by our overweight positions in oil service companies, motor vehicles, and parts and our underweightings in real estate investment trusts (REITs) and financial services companies. Partially offsetting these positives was the negative impact of being overweighted in large diversified banks and underweighted in oil refining, energy reserves, and mining and metal companies. From a risk factor perspective, the Fund’s modest underweighting to value-style characteristics relative to that of its deep value index benefited results as growth tended to outperform value this year for the first time in a number of years.

Outlook

There are many factors driving investor behavior in today’s U.S. equity market. Only one really matters in the long run — valuation. We find the current U.S. equity market at or near fair value, although we continue to find plenty of price-to-intrinsic value discrepancies within the U.S. equity market.

Fed Watching

One area of perpetual concern to U.S. equity investors is the next move of the Federal Reserve Board. What is the direction of the next move? When will the next move occur? What will drive the Fed’s decision-making process? The Fund is not levered one way or another to the Fed’s next move.

Subprime Lending

The implosion of subprime lenders is at the forefront of investors’ minds. The real issue with subprime is not the direct economic impact or the direct effect on earnings (we believe that is small), but whether there were too many leveraged investors on the other side. The conventional banks do not have these on their books, so they continue to make other types of loans. But the question remains with funds that are exposed in a leveraged fashion through collateralized debt obligations (CDOs) and other structured products. How much of a hit do they take, and does that cause some kind of financial crisis?

RS LARGE CAP VALUE VIP SERIES	5

RS Large Cap Value VIP Series (continued)

Liquidity

Liquidity has also been a topic of discussion this year. The liquidity currently being provided to the market from private equity investors can lead some investors to believe that current prices have some type of support because the private equity market is flush with cash. This can drive deal activity in the short run; but, as we said earlier, this too is dependent on valuation. With the large cash balances on corporate balance sheets, we expect the trend of increased share buybacks to continue. This trend is also supported by the fact that many corporate CEOs do not want to make their company too attractive to private equity or leveraged-buyout (LBO) type opportunities.

Underlying Economic Outlook

Although we did get a series of stronger-than-expected data from early May to early June that induced the 10-year yield to rise from 4.65% to 5.3%, it is now back at 5.1%. Estimates for second quarter real GDP growth have risen, and even the pessimists have been forced into this by the data. The debate amongst the forecasters is whether housing will continue to drag in the second half of the year, so that real GDP is 2.0%, or if not and we get a trend-like 3.0%. Our strategies really do not depend on either outcome; we just need to avoid recession.

Risk

One aspect of the current market is the unusually low level of risk generated by the market over the past few years. Market volatility has been unusually low. This could change as investors react to tighter credit markets, falling home prices, and rising oil prices. The concern is that all of these factors cause a drag on the consumer. Our positioning in consumer stocks continues to favor specialty retailers, and we are cautious regarding companies that are overexposed to the low- end consumer, those most likely to be impacted by the current drags on consumer spending. To the extent that risk does get re-priced by the market, we expect the number of deals to slow down. Sectors that have priced in acquisition premiums (like materials) could face downward pressures as they struggle to generate earnings growth high enough to justify current valuations.

Strategy

While the market is currently very apprehensive about financials given credit exposures and the subprime lending fallout, we are finding very attractive valuations in this space and find the underlying balance sheets very strong. We maintain underweightings in the materials sector; and within banks and financials, we have underweightings in regional banks and overweightings in diversified financials, which we currently find very attractive. We continue to find opportunities in rails and utilities — two areas that have performed very well during the past few years. These are probably the two segments of the U.S. equity market displaying the greatest pricing power. We continue to underweight the integrated oil companies given our bearish view on long-run oil prices, but we are finding opportunities within oil services.

Thank you for your continued support.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS LARGE CAP VALUE VIP SERIES

Assets Under Management: $73,813,391	Data as of June 30, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Citigroup, Inc.	4.71%
Morgan Stanley	4.65%
Wells Fargo & Co.	4.18%
S&P Depositary Receipts Trust Series I	3.91%
General Electric Co.	3.75%
J.P. Morgan Chase & Co.	3.62%
Exxon Mobil Corp.	3.56%
Chevron Corp.	3.37%
Exelon Corp.	2.68%
Wyeth	2.52%
Total	36.95%

[1]

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

[3]

The Russell 1000® Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set. The index is unmanaged and cannot be invested in directly.

RS LARGE CAP VALUE VIP SERIES	7

RS Large Cap Value VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1-Year	3-Year	Since Inception
RS Large Cap Value VIP Series	02/03/03	6.85%	21.18%	15.20%	18.10%
Russell 1000® Value Index[3]		6.23%	21.87%	15.93%	18.93%

Results of a Hypothetical $10,000 Investment If invested on 02/03/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Large Cap Value VIP Series and the Russell 1000® Value Index upon the Fund’s commencement of operations. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.97%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS LARGE CAP VALUE VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,068.50	$4.91	0.96%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.05	$4.79	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS LARGE CAP VALUE VIP SERIES	9

Schedule of Investments – RS Large Cap Value VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 95.0%
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	5,100	$480,063
Northrop Grumman Corp.	12,200	950,014

		1,430,077
Air Freight & Logistics — 1.7%
FedEx Corp.	11,400	1,265,058

		1,265,058
Auto Components — 4.0%
BorgWarner, Inc.	12,800	1,101,312
Johnson Controls, Inc.	15,800	1,829,166

		2,930,478
Automobiles — 0.7%
Harley-Davidson, Inc.	9,000	536,490

		536,490
Beverages — 1.9%
Anheuser-Busch Companies, Inc.	16,200	844,992
Constellation Brands, Inc., Class A(1)	22,200	539,016

		1,384,008
Biotechnology — 0.6%
Cephalon, Inc.(1)	5,200	418,028

		418,028
Building Products — 1.5%
Masco Corp.	39,300	1,118,871

		1,118,871
Capital Markets — 8.3%
Bank of New York, Inc.	3,200	132,608
Mellon Financial Corp.	37,000	1,628,000
Morgan Stanley	40,900	3,430,692
Northern Trust Corp.	14,400	925,056

		6,116,356
Commercial Banks — 8.7%
City National Corp.	5,600	426,104
Fifth Third Bancorp	40,000	1,590,800
PNC Financial Services Group, Inc.	18,200	1,302,756
Wells Fargo & Co.	87,800	3,087,926

		6,407,586
Diversified Financial Services — 9.8%
Bank of America Corp.	22,258	1,088,194
Citigroup, Inc.	67,800	3,477,462
JPMorgan Chase & Co.	55,200	2,674,440

		7,240,096
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	43,900	1,821,850

		1,821,850
Electric Utilities — 7.2%
American Electric Power, Inc.	30,100	1,355,704
Exelon Corp.	27,300	1,981,980
NiSource, Inc.	22,900	474,259
Northeast Utilities	30,400	862,144
Pepco Holdings, Inc.	23,900	673,980

		5,348,067

June 30, 2007 (unaudited)	Shares	Value

Energy Equipment & Services — 4.0%
ENSCO International, Inc.	15,000	$915,150
GlobalSantaFe Corp.	13,700	989,825
Halliburton Co.	29,600	1,021,200

		2,926,175
Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	21,300	1,246,476

		1,246,476

Gas Utilities — 1.0%
Sempra Energy	12,900	764,067

		764,067
Health Care Providers & Services — 2.1%
Medco Health Solutions, Inc.(1)	13,500	1,052,865
UnitedHealth Group, Inc.	10,400	531,856

		1,584,721
Household Durables — 0.9%
Fortune Brands, Inc.	8,300	683,671

		683,671
Industrial Conglomerates — 3.8%
General Electric Co.	72,300	2,767,644

		2,767,644
Insurance — 3.0%
Allstate Corp.	16,000	984,160
The Hartford Financial Services Group, Inc.	12,500	1,231,375

		2,215,535
Machinery — 3.2%
Illinois Tool Works, Inc.	28,700	1,555,253
PACCAR, Inc.	9,200	800,768

		2,356,021
Media — 3.3%
News Corp., Class A	36,200	767,802
Omnicom Group, Inc.	20,000	1,058,400
R.H. Donnelley Corp.(1)	8,300	628,974

		2,455,176
Oil, Gas & Consumable Fuels — 6.9%
Chevron Corp.	29,500	2,485,080
Exxon Mobil Corp.	31,300	2,625,444

		5,110,524
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	33,200	1,047,792
Johnson & Johnson	7,800	480,636
Merck & Co., Inc.	32,500	1,618,500
Wyeth	32,400	1,857,816

		5,004,744
Road & Rail — 2.0%
Burlington Northern Santa Fe Corp.	17,400	1,481,436

		1,481,436
Software — 3.4%
McAfee, Inc.(1)	1,400	49,280
Microsoft Corp.	44,200	1,302,574
Symantec Corp.(1)	57,800	1,167,560

		2,519,414

The accompanying notes are an integral part of these financial statements.

10	RS LARGE CAP VALUE VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Specialty Retail — 1.0%
The Home Depot, Inc.	18,600	$731,910

		731,910
Thrifts & Mortgage Finance — 1.0%
Federal Home Loan Mortgage Corp.	12,100	734,470

		734,470
Wireless Telecommunication Services — 2.1%
Sprint Nextel Corp.	74,274	1,538,214

		1,538,214

Total Common Stocks (Cost $49,927,204)		70,137,163

	Shares	Value
Exchange-Traded Fund — 3.9%
S&P Depositary Receipts Trust Series I	19,200	2,888,256

Total Exchange-Traded Fund (Cost $2,674,221)		2,888,256

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(2)	1	59
RS Emerging Growth Fund, Class Y(2)	6	224
RS Emerging Markets Fund, Class A(2)	2	40
RS Global Natural Resources Fund, Class Y(2)	17	631
RS Growth Fund, Class Y(2)	13	217
RS Investors Fund, Class Y(2)	33	432
RS MidCap Opportunities Fund, Class Y(2)	11	180
RS Partners Fund, Class Y(2)	4	160
RS Smaller Company Growth Fund, Class Y(2)	6	130
RS Value Fund, Class Y(2)	4	123

Total Other Investments (Cost $2,056)		2,196

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreements — 1.0%
State Street Bank and Trust Co. Repurchase Agreement, 5.13% dated 6/29/07, maturity value of $719,307, due 7/2/07, collateralized by $770,000 in FNMA, 5.55%, due 7/10/28, with a value of $734,388	$719,000	$719,000

Total Repurchase Agreements (Cost $719,000)		719,000

Total Investments — 99.9% (Cost $53,322,481)		73,746,615

Other Assets, Net — 0.1%		66,776

Total Net Assets — 100.0%		$73,813,391

(1)	Non income-producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS LARGE CAP VALUE VIP SERIES	11

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$73,746,615
Cash and cash equivalents	424
Dividends/interest receivable	98,407
Receivable for investments sold	24,539
Receivable for fund shares subscribed	8,888
Prepaid expenses	1,688

Total Assets	73,880,561

Liabilities
Payable to adviser	50,693
Deferred trustees’ compensation	2,196
Payable for investments purchased	732
Payable for fund shares redeemed	376
Accrued expenses/other liabilities	13,173

Total Liabilities	67,170

Total Net Assets	$73,813,391

Net Assets Consist of:
Paid-in capital	49,490,800
Accumulated undistributed net investment income	485,144
Accumulated net realized gain from investments	3,413,313
Net unrealized appreciation on investments	20,424,134

Total Net Assets	$73,813,391

Investments, at Cost	$53,322,481

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	5,035,921

Net Asset Value Per Share	$14.66

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$29,507
Dividends	749,377

Total Investment Income	778,884

Expenses
Investment advisory fees	295,275
Custodian fees	25,941
Professional fees	9,704
Shareholder reports	5,582
Trustees’ fees and expenses	1,826
Insurance expense	1,479
Administrative service fees	1,080
Registration fees	16
Other expenses	162

Total Expenses	341,065
Less: Custody Credits	(746)

Total Expenses, net	340,319

Net Investment Income	438,565

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain from investments	2,383,853
Net change in unrealized appreciation on investments	1,889,966

Net Gain on Investments	4,273,819

Net Increase in Net Assets Resulting from Operations	$4,712,384

The accompanying notes are an integral part of these financial statements.

12	RS LARGE CAP VALUE VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$438,565	$750,221
Net realized gain on investments	2,383,853	4,145,632
Net change in unrealized appreciation on investments	1,889,966	5,758,542

Net Increase in Net Assets Resulting from Operations	4,712,384	10,654,395

Distributions to Shareholders
Net investment income	—	(707,156)
Net realized gain on investments	—	(3,959,097)

Total Distributions	—	(4,666,253)

Capital Share Transactions
Proceeds from sales of shares	4,604,106	12,972,894
Reinvestment of distributions	—	4,666,253
Cost of shares redeemed	(6,135,347)	(11,099,273)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,531,241)	6,539,874

Net Increase in Net Assets	3,181,143	12,528,016

Net Assets

Beginning of Period	70,632,248	58,104,232

End of Period	$73,813,391	$70,632,248

Accumulated Undistributed Net Investment Income Included in Net Assets	$485,144	$46,579

Other Information:
Shares
Sold	324,177	978,699
Reinvested	—	351,103
Redeemed	(437,596)	(838,190)

Net Increase/(Decrease)	(113,419)	491,612

The accompanying notes are an integral part of these financial statements.

RS LARGE CAP VALUE VIP SERIES	13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six months ended 6/30/07[1]	$13.72	$0.09	$0.85	$0.94	$—	$—	$—

Year ended 12/31/06	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)

Year ended 12/31/05	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)

Year ended 12/31/04	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)

Period from 2/13/2003[2] to 12/31/2003[1]	10.00	0.14	3.06	3.20	(0.14)	(0.24)	(0.38)

The accompanying notes are an integral part of these financial statements.

14	RS LARGE CAP VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$14.66	6.85%	$73,813	0.96%	[5]	1.23%	[5]	19%

13.72	18.29%	70,632	0.98%	[4]	1.23%	[4]	41%

12.47	9.63%	58,104	1.02%		1.21%		40%

13.35	13.74%	73,895	0.97%		1.12%		41%

12.82	32.07%	58,493	1.08%		1.27%		48%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Commencement of operations.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Includes the effect of expenses waived by GIS.
[5]	Includes the effect of custody credits.

RS LARGE CAP VALUE VIP SERIES	15

Notes to Financial Statements — RS Large Cap Value VIP Series

June 30, 2007 (unaudited)

Note A. Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers 17 series. RS Large Cap Value VIP Series (the “Fund” or “LCV”) is a series of the Trust. LCV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of LCV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification. Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets. The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $746. The Fund could have employed the uninvested assets to produce income in

16	RS LARGE CAP VALUE VIP SERIES

the Fund if the Fund had not entered into such an arrangement.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

LCV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by LCV. When forward contracts are closed, LCV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. LCV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

LCV may enter into financial futures contracts. In entering into such contracts, LCV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by LCV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by LCV. The daily changes in the variation margin are recognized as unrealized gains or losses by LCV. LCV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for LCV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of LCV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$741,050	$3,925,203	$4,666,253

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

RS LARGE CAP VALUE VIP SERIES	17

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

June 30, 2007 (unaudited)

These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain
$229,618	$973,454

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund had no such losses.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.83% of the average daily net assets of the Fund.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.042% of the Fund’s average daily net assets from RS Investments.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.43% of LCV’s average daily net assets. Payment of the sub-advisory fees does not represent a separate or additional expense to LCV.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.98% of the average daily net assets of LCV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $13,115,817 and $13,857,981, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June

18	RS LARGE CAP VALUE VIP SERIES

30, 2007 aggregated $20,587,299 and $317,713, respectively, resulting in net unrealized appreciation of $20,269,586. The cost of investments owned at June 30, 2007 for federal income tax purposes was $53,477,029.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, LCV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, LCV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for LCV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31,2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	324,177	978,699	$4,604,106	$12,972,894
Shares issued in reinvestment of dividends and distributions	—	351,103	—	4,666,253
Shares repurchased	(437,596)	(838,190)	(6,135,347)	(11,099,273)

Net increase/(decrease)	(113,419)	491,612	$(1,531,241)	$6,539,874

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adop-

RS LARGE CAP VALUE VIP SERIES	19

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

June 30, 2007 (unaudited)

tion of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on the Fund’s financial statements.

Note I.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under-takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were

20	RS LARGE CAP VALUE VIP SERIES

consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

RS LARGE CAP VALUE VIP SERIES	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

22

Supplemental Information — unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then-upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

Andrew Pilara (RS Investments)

has managed RS Partners VIP Series since October 2006. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

MacKenzie Davis (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joe Wolf (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

RS PARTNERS VIP SERIES	3

RS Partners VIP Series (continued)

Fund Philosophy

RS Partners VIP Series seeks long-term growth. The Fund seeks to increase shareholder capital over the long term by investing in equity securities — principally of companies with market capitalizations of up to $3 billion — using a value methodology combining balance sheet analysis with cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

Performance

The RS Partners VIP Series generated returns of 6.65% for the quarter and 10.93% year-to-date ended June 30, 2007 vs. 2.30% and 3.80%, respectively, for the benchmark Russell 2000® Value Index3. Since inception, the VIP Series has been up 17.42% vs.

4	RS PARTNERS VIP SERIES

22.84% for the index. As is often the case, the performance during the quarter was less a function of our outperforming when the market was up and more a function of doing a better job of protecting capital on days when the market did poorly. Avoiding mistakes, protecting the downside, and preserving capital are primary tenets of our investment philosophy. Each of our investment professionals works to identify structural changes in businesses that will lead to improving returns on invested capital (ROIC). If we overlay improvements in returns with a strict valuation discipline requiring $3 to $5 of upside for every dollar of downside, we believe that we can successfully protect and compound our shareholders’ capital.

Portfolio Review

Financials

In the financials area, it continues to be a selective market. From a market perspective, the financials broadly underperformed, while the banks and real estate investment trusts (REITs) specifically did poorly. Our cautious stance on the group continued to play out in the quarter as the adverse impact of loose underwriting standards, an inverted yield curve, higher costs on liabilities, and a challenging mortgage market pressured returns for many financials. Although the weakness in the group has brought valuations to a more reasonable level, we continue to believe that returns for many companies will continue to deteriorate and that valuations do not fully reflect the fundamentals. Despite the difficult macro environment for financials, we have identified a select number of investment opportunities that we believe are attractive due to significant structural change leading to improving returns alongside asymmetric risk/return profiles. Below we highlight two such names: Assured Guaranty and Annaly Capital Management.

Assured Guaranty is a Bermuda-based financial guarantor that was spun off from Ace Limited in 2004. Financial guaranty companies provide insurance on municipal bonds, asset-backed securities, and other forms of debt, which allows for a lower interest rate for an issuer than would otherwise be received. Because of the initial capital investment and the stringent require-ments for obtaining the appropriate ratings, barriers to entry in the financial guaranty space are extremely high. Additionally, Assured, as well as its peers, writes to a “no loss” underwriting standard, which makes it important that each transaction be stress tested with draconian assumptions to protect its ratings. We believe that the highly consolidated and organized structure of the financial guaranty industry leads to consistent and predictable returns and cash flows.

Since Assured’s initial public offering, the company, led by Dominic Frederico, has taken steps to improve the risk profile of the organization as well as capital levels, which we think have dramatically improved its competitive position and should lead to better returns over time. The company has eliminated its exposure to individual corporate credits, which the ratings agencies viewed as being much riskier, and has focused on improving underwriting standards, which we think will lead to a significant capital build. The improved risk profile and capital levels have allowed the company to receive AAA ratings from two of the three major ratings agencies, and we expect a third upgrade to occur at some point. We believe the AAA rating will allow the company to write business at higher ROIC over time. With the shares trading at a very modest premium to book value and an embedded cash flow stream that we think is yet to be recognized, we remain comfortable that our downside is limited.

Annaly Capital is a mortgage real estate investment trust (REIT). The company invests exclusively in AAA agency mortgage securities issued by Fannie Mae and Freddie Mac. Because of its corporate structure, Annaly pays out essentially all of its cash flows to shareholders in the form of dividends. With a solid management team and an improving return profile not yet fully appreciated by the market, we believe that Annaly has the attributes of a solid investment.

Management shares our view of the importance of ROIC and has a proven track record of prudently managing capital. In the past, management has demonstrated its willingness to shrink the investment portfolio when risk-adjusted returns were unattractive and did not meet hurdle rates. Even though this does

RS PARTNERS VIP SERIES	5

RS Partners VIP Series (continued)

not maximize near-term earnings and may be unpopular with the “Street,” we believe that this is the correct course of action because it protects shareholder capital.

Annaly is currently deploying capital at good and improving spreads (return on funds vs. cost of funds); and as more capital is recycled, we expect overall ROIC to improve over the next several years. In turn, we believe that better overall returns for the company will lead to improving distributable cash flow and higher dividend payouts. Most important, we believe that a solid, tangible book alongside a modest price-to-book valuation provides good downside protection.

Consumer, Business Services, Health Care, and Technology

During the quarter the Fund’s performance was helped by acquisitions of some of its positions in the consumer, business service, and technology areas. Announcements were made by third parties that intended to buy Coinmach, Equity Inns, and eFunds.

When studying a business for its investment merits, we do not rely on the possibility that the business may be purchased during our investment horizon. We focus on the franchise value of an asset base and look to understand the durability of its business model and the consistency and the visibility of its cash flows. We often say that we are private equity investors of public securities, meaning that we seek to train our sights on businesses with compelling and unique assets that can be defended and compounded over time. Oftentimes, strategic and financial acquirers look for similar attributes.

In the case of Coinmach, we saw a plain-vanilla business with what we believed was very good management and steady returns. Coinmach provides access to laundry facilities for apartment complexes. In the regional markets in which the company chooses to compete, Coinmach dominates its distinct niche. By entering into long-term contracts with the best apartment operators, efficiently purchasing machines and supplies in bulk, and driving the utilization of its dense route network, Coinmach’s team has built a nice, defensible business. We were pleased that an outside suitor saw value in Coinmach’s assets and will pay a material control premium to purchase the company.

Another position being acquired is Equity Inns, a hotel REIT with a diversified portfolio of 132 limited-service hotels located primarily in secondary markets across 35 states. We believe Equity Inns’ lean corporate overhead, well-branded portfolio of young assets (97% Hilton, Marriott, or Hyatt), and attractive margin structure due to the low operating costs of running a limited-service hotel have enabled Equity Inns to be successful at generating relatively stable cash flows over the years despite being exposed to the ups and downs of the hotel cycle. At the time of our investment, Equity Inns’ hotel portfolio was trading at a significant discount to our peer, replacement cost, and private-market valuation analysis. Moreover, we were attracted to the high quality of Equity Inns’ management team (Howard Silver, Mitch Collins, Rich Mitchell, and Ed Ansbro) and saw substantial value in the company’s proprietary acquisition platform.

Over the past 13 years, we think management’s ability to forge strong and lasting relationships with a number of regional hotel developers has allowed the company to deploy more than $500 million of capital at very favorable cap rates (approximately 9% to 10% trailing) via non-competitive hotel acquisitions. We also liked the fact that we would be rewarded with a 6.4% annual dividend yield as we waited for the market to recognize Equity Inns’ true franchise value. Although we never base an investment decision on the hopes of a takeout, we were pleased when the company agreed to be acquired.

eFunds was another position that announced it will be acquired during the quarter. When we invested in eFunds, our sum-of-the-parts investment thesis caused us to expect that one of the company’s three segments was as valuable as the enterprise value of the entire company. We believed at the time that the difference between the available market price and the value of the unrecognized two segments was a very solid margin of safety. As it turned out, Fidelity National, a company that participates broadly in eFunds’ markets, also saw value in eFunds’ collection of assets, agreeing to buy the company at a meaningful premium to our cost basis.

6	RS PARTNERS VIP SERIES

One of our recent purchases, Lions Gate Entertainment, a pure-play movie studio and distribution company, had a slightly negative impact on recent performance. We were attracted to its unique, low-risk business model, which enables it to generate consistently high returns from individual film projects (a true rarity for a Hollywood studio). The key for Lions Gate is its ability to minimize risk by focusing on low-cost projects (Lions Gate films typically cost less than $30 million to produce vs. an industry average of well over $100 million) and by pre-selling international distribution rights to help fund upfront costs. We believe this discipline, along with its focus on niche film categories such as horror, has permitted Lions Gate to produce very consistent results in a challenging industry. Furthermore, Lions Gate has a very valuable film library of more than 10,000 titles that generates approximately $75 million in annual cash flow. This is a very durable cash flow stream that requires no incremental investment and therefore warrants a premium valuation.

Lions Gate recently entered into a new film-financing relationship that we expect will further reduce its risk while allowing it to produce larger films with greater upside potential. Under this relationship, Lions Gate will put up significantly less of the upfront capital and will receive a guaranteed distribution fee in exchange for giving up some of the back-end profits. So while Lions Gate will share in less of the upside in the event of a blockbuster movie, we believe the lower required investment and the guaranteed distribution fee will result in lower volatility and significantly higher returns. This is a major structural change in the Lions Gate business model that we feel is unappreciated by investors.

We expect to see volatility in this stock in the short term based on weekly box-office numbers, as it did recently with weaker-than-expected results from Hostel 2, but we are confident that the outstanding economics and growth potential of this company will be reflected in the stock price over the long term.

Natural Resources, Energy, Industrials, and Staples

For the past several years, investors in the natural resources space have benefited from broad, and occasionally rapid, increases in commodity prices. As we have discussed in previous letters, it was and is our contention that the resulting supply response will lead to lower commodity prices in the intermediate term (two to four years). Importantly, however, we believe that deteriorating capital efficiencies will result in higher midcycle prices in the future, which will have a positive impact on the valuations of natural resources-related stocks. We continue to believe that while sector returns are highly correlated to fluctuations in commodity prices (i.e. the “average” producer creates no value across a price cycle), resource companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and motivated by ROIC, will generate superior risk-adjusted returns for the long-term investor vs. both passive commodity investments and resource-related stock indexes. Our estimates of warranted value are derived using our forward midcycle price assumptions, and we view the occasional commodity price spikes simply as “the cherry on top.” We are constructive about the long-term prospects in the natural resources space — our time horizon is years, not months or quarters.

Peabody Energy, the largest privately held coal company in the world, contributed positive returns. Peabody has a dominant position in the Powder River Basin and the Illinois Basin, and it substantially increased its presence in the metallurgical and thermal seaborne market via its acquisition of Excel in Australia. Despite increasing concern regarding coal as a fuel source and the need for continued development of efficacious carbon dioxide capture and sequestration technologies, we think it is very difficult to imagine a coherent U.S. energy policy in which coal is not a significant contributor. Due to a number of historical and logistical reasons, Powder River Basin coal is currently priced at a discount to other coals and at a significant discount to natural gas, which is its main substitute as a fuel source for electric utilities.

RS PARTNERS VIP SERIES	7

RS Partners VIP Series (continued)

Standing in an above-ground mine, staring at 70-foot coal seams, after having tunneled underground to view 4- to 6-foot seams in Appalachia, we believe it is clear that Powder River Basin coal is a much-higher-return proposition than the alternatives. We think Peabody’s management has a long track record of value creation as evidenced by the Excel acquisition just prior to China’s announcement that it has returned to a net importer status and Peabody’s decision to spin off the Appalachian operations into a stand-alone entity.

Finally, we believe that Peabody’s investment in mine mouth utilities as well as coal-to-liquid technologies represents a free option on efforts to monetize this country’s multi-century coal reserves. We always seek to differentiate between a stock’s value and the value of the business — the former fluctuates, often dramatically, over short periods of time; in Peabody’s case, we believe that the value of the underlying assets continues to compound at very attractive rates.

Specialty materials company Allegheny Technologies suffered a rather lackluster quarter. Investors continue to associate the company with both the carbon steel and the commodity stainless steel markets, yet Allegheny has experienced a structural transformation over the past several years under the stewardship of CEO Pat Hassey. We remain constructive on the outlook for its specialty alloy and titanium businesses and believe that we will benefit from the extended cycle in a number of its end markets.

Investment Team Update

We are pleased to announce that Martin Engel joins us as an analyst on the Value Team in San Francisco. Mr. Engel has worked in financial services for the past 10 years as an analyst in the private equity industry as well as at Phinity Capital, a New York-based hedge fund. Mr. Engel graduated with a B.S. in commerce from the University of Virginia and a M.B.A. from the Wharton School of the University of Pennsylvania.

We will continue to use these letters as an opportunity to communicate our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

•	Alignment with shareholders

•	Uncompromising integrity

•	Respect for others

•	Continuous learning

•	A disciplined process

We appreciate your support.

Sincerely,

Andrew Pilara Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

Small cap investing entails special risks, as small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

8	RS PARTNERS VIP SERIES

Assets Under Management: $23,857,647 Data as of June 30, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Corrections Corp. of America	5.21%
Key Energy Services, Inc.	4.63%
Liberty Global, Inc.	3.89%
Triarc Cos., Inc.,	3.65%
Corinthian Colleges, Inc.	3.61%
MI Developments, Inc.,	3.18%
Hanover Insurance Group, Inc.	3.17%
Peabody Energy Corp.	3.10%
Allegheny Technologies, Inc.	3.08%
Scientific Games Corp.	3.03%
Total	36.55%

[1]

The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

[3]

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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RS Partners VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1-Year	3-Year	Since Inception
RS Partners VIP Series	02/03/03	10.93%	19.09%	12.41%	17.42%
Russell 2000® Value Index[3]		3.80%	16.05%	15.02%	22.84%

Results of a Hypothetical $10,000 Investment If invested on 02/03/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Partners VIP Series and the Russell 2000® Value Index upon the Fund’s commencement of operations. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.32%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

10	RS PARTNERS VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,109.30	$7.11	1.36%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Schedule of Investments – RS Partners VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 95.3%
Air Transport — 3.8%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR(1),(2)	10,980	$301,621
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR(1)	6,400	315,648
Grupo Aeroportuario del Sureste S.A.B. de. C.V., ADR(1)	5,400	284,526

		901,795
Aluminum — 2.1%
Century Aluminum Co.(2)	9,300	508,059

		508,059
Auto Parts – After Market — 1.5%
Commercial Vehicle Group, Inc.(2)	18,900	352,107

		352,107
Banks – Outside New York City — 3.1%
Hancock Holding Co.	9,300	349,215
UMB Financial Corp.	4,600	169,602
Whitney Holding Corp.	7,200	216,720

		735,537
Cable Television Services — 3.9%
Liberty Global, Inc., Class A(2)	11,500	471,960
Liberty Global, Inc., Series C(2)	11,600	455,880

		927,840
Casinos & Gambling — 3.0%
Scientific Games Corp., Class A(2)	20,700	723,465

		723,465
Coal — 3.1%
Peabody Energy Corp.	15,300	740,214

		740,214
Computer Services, Software & Systems — 5.4%
Ariba, Inc.(2)	8,500	84,235
Lawson Software, Inc.(2)	30,400	300,656
Quest Software, Inc.(2)	16,300	263,897
Solera Holdings, Inc.(2)	13,180	255,429
SRA International, Inc., Class A(2)	1,790	45,215
Websense, Inc.(2)	16,500	350,625

		1,300,057
Drugs & Pharmaceuticals — 1.1%
Valeant Pharmaceuticals International	15,400	257,026

		257,026
Education Services — 3.6%
Corinthian Colleges, Inc.(2)	52,900	861,741

		861,741
Electronics – Medical Systems — 1.1%
Advanced Medical Optics, Inc.(2)	3,000	104,640
eResearch Technology, Inc.(2)	15,500	147,405

		252,045
Entertainment — 1.9%
Lions Gate Entertainment Corp.(2)	40,900	451,127

		451,127

June 30, 2007 (unaudited)	Foreign Currency	Shares	Value

Financial Data Processing Services & Systems — 1.5%
eFunds Corp.(2)		10,200	$359,958

			359,958
Financial Information Services — 0.8%
Interactive Data Corp.		7,300	195,494

			195,494
Health Care Facilities — 3.9%
Kindred Healthcare, Inc.(2)		13,700	420,864
LCA-Vision, Inc.		10,800	510,408

			931,272
Health Care Management Services — 0.5%
Sierra Health Services, Inc.(2)		2,900	120,582

			120,582
Insurance – Multi-Line — 5.2%
Assured Guaranty Ltd.		16,300	481,828
Hanover Insurance Group, Inc.		15,500	756,245

			1,238,073
Insurance – Property & Casualty — 4.6%
Employers Holdings, Inc.		19,710	418,640
Fremont General Corp.		19,300	207,668
OneBeacon Insurance Group Ltd., Class A		18,690	473,418

			1,099,726
Investment Management Companies — 0.8%
NexCen Brands, Inc.(2)		16,200	180,468

			180,468
Machinery – Oil/Well Equipment & Services — 4.6%
Key Energy Services, Inc.(2)		59,600	1,104,388

			1,104,388
Medical Services — 2.6%
Magellan Health Services, Inc.(2)		13,600	631,992

			631,992
Metal Fabricating — 0.5%
Mueller Water Products, Inc.		6,400	109,184

			109,184
Metals & Minerals – Miscellaneous — 1.0%
A.M. Castle & Co.		6,460	231,979

			231,979
Oil – Integrated International — 0.3%
Paramount Resources Ltd., Class A(2)	CAD	3,600	69,786

			69,786
Publishing – Miscellaneous — 0.1%
Scholastic Corp.(2)		600	21,564

			21,564
Real Estate — 3.6%
MI Developments, Inc., Class A		20,800	757,952
Quadra Realty Trust, Inc.(2)		9,110	113,966

			871,918

The accompanying notes are an integral part of these financial statements.

12	RS PARTNERS VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Real Estate Investment Trusts — 7.2%
Annaly Capital Management, Inc.	36,000	$519,120
BioMed Realty Trust, Inc.	17,300	434,576
Capital Lease Funding, Inc.	11,210	120,507
Care Investment Trust, Inc.(2)	4,400	60,500
FelCor Lodging Trust, Inc.	3,400	88,502
Meruelo Maddux Properties, Inc.(2)	26,780	218,525
Post Properties, Inc.	5,100	265,863

		1,707,593
Rental & Leasing Services – Consumer — 2.6%
Aaron Rents, Inc.	21,200	619,040

		619,040
Restaurants — 3.6%
Triarc Cos., Inc., Class B	55,500	871,350

		871,350
Savings & Loan — 1.0%
FirstFed Financial Corp.(2)	4,400	249,612

		249,612
Services – Commercial — 10.4%
Coinmach Service Corp., Class A	14,100	186,543
Coinstar, Inc.(2)	22,700	714,596
Copart, Inc.(2)	11,000	336,490
Corrections Corp. of America(2)	19,700	1,243,267

		2,480,896
Steel — 3.1%
Allegheny Technologies, Inc.	7,000	734,160

		734,160
Textile – Apparel Manufacturers — 3.0%
Carter’s, Inc.(2)	27,300	708,162

		708,162
Utilities – Electrical — 0.8%
NorthWestern Corp.	6,200	197,222

		197,222

Total Common Stocks (Cost $20,132,792)		22,745,432

	Principal Amount	Value
Corporate Bonds — 0.4%
Services – Commercial — 0.4%
Coinmach Service Corp. 11.00% due 12/1/2024(4)	$15,400	102,256

		102,256

Total Corporate Bonds (Cost $123,324)		102,256

June 30, 2007 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	1	$19
RS Emerging Growth Fund, Class Y(3)	2	71
RS Emerging Markets Fund, Class A(3)	1	13
RS Global Natural Resources Fund, Class Y(3)	5	199
RS Growth Fund, Class Y(3)	4	69
RS Investors Fund, Class Y(3)	11	136
RS MidCap Opportunities Fund, Class Y(3)	4	57
RS Partners Fund, Class Y(3)	1	50
RS Smaller Company Growth Fund, Class Y(3)	2	41
RS Value Fund, Class Y(3)	1	39

Total Other Investments (Cost $651)		694

	Principal Amount	Value
Repurchase Agreements — 3.8%
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/07, maturity value of $895,382 due 7/2/07, collateralized by $960,000 in FNMA, 5.55%, due 7/10/28, with a value of $915,600	$895,000	$895,000

Total Repurchase Agreements (Cost $895,000)		895,000

Total Investments — 99.5% (Cost $21,151,767)		23,743,382

Other Assets, Net — 0.5%		114,265

Total Net Assets — 100.0%		$23,857,647

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.
(4)	Fair value security. See Note A in Notes to Financial Statements.

Foreign Denominated Security

Canadian Dollar — CAD

The accompanying notes are an integral part of these financial statements.

RS PARTNERS VIP SERIES	13

Financial Information — RS Partners VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$23,743,382
Cash and cash equivalents	707
Foreign currency, at value	186
Receivable for investments sold	237,018
Dividends/interest receivable	23,312
Receivable for fund shares subscribed	3,484
Prepaid expenses	517

Total Assets	24,008,606

Liabilities
Payable for investments purchased	122,187
Payable to adviser	20,233
Deferred trustees’ compensation	694
Payable for fund shares redeemed	190
Accrued expenses/other liabilities	7,655

Total Liabilities	150,959

Total Net Assets	$23,857,647

Net Assets Consist of:
Paid-in capital	20,075,781
Accumulated undistributed net investment income	20,102
Accumulated net realized gain from investments and foreign currency transactions	1,170,149
Net unrealized appreciation on investments and foreign currency transactions	2,591,615

Total Net Assets	$23,857,647

Investments, at Cost	$21,151,767

Foreign Currency, at Cost	$187

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,836,223

Net Asset Value Per Share	$12.99

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$45,826
Dividends	116,405
Withholding taxes on foreign dividends	(964)

Total Investment Income	161,267

Expenses
Investment advisory fees	112,998
Custodian fees	31,362
Professional fees	6,016
Shareholder reports	4,787
Trustees’ fees and expenses	611
Insurance expense	552
Administrative service fees	342
Registration fees	13
Other expenses	49

Total Expenses	156,730
Less: Expense waiver by adviser	(2,979)
Custody credits	(100)

Total Expenses, Net	153,651

Net Investment Income	7,616

Realized Gain and Change in Unrealized Appreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	924,911
Net realized gain from foreign currency transactions	711
Net change in unrealized appreciation on investments	1,427,595
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency	2

Net Gain on Investments and Foreign Currency Transactions	2,353,219

Net Increase in Net Assets Resulting from Operations	$2,360,835

The accompanying notes are an integral part of these financial statements.

14	RS PARTNERS VIP SERIES

                                    [GRAPHIC]
Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$7,616	$57,965
Net realized gain on investments and foreign currency related transactions	925,622	3,718,315
Net change in unrealized appreciation/(depreciation) on investments and foreign currency related transactions	1,427,597	(1,705,566)

Net Increase in Net Assets Resulting from Operations	2,360,835	2,070,714

Distributions to Shareholders
Net investment income	—	(48,181)
Net realized gain on investments and foreign currency related transactions	—	(3,930,666)

Total Distributions	—	(3,978,847)

Capital Share Transactions
Proceeds from sales of shares	2,143,522	5,153,609
Reinvestment of distributions	—	3,978,847
Cost of shares redeemed	(2,984,517)	(9,289,169)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(840,995)	(156,713)

Net Increase/(Decrease) in Net Assets	1,519,840	(2,064,846)

Net Assets

Beginning of Period	22,337,807	24,402,653

End of Period	$23,857,647	$22,337,807

Accumulated Undistributed Net Investment Income Included in Net Assets	$20,102	$12,486

Other Information:
Sold	172,424	390,612
Reinvested	—	333,885
Redeemed	(244,163)	(692,456)

Net Increase/(Decrease)	(71,739)	32,041

The accompanying notes are an integral part of these financial statements.

RS PARTNERS VIP SERIES	15

Financial Information — RS Partners VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations) and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain	Total From Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/07[1]	$11.71	$0.00	[4]	$1.28	$1.28	$—	$—	$—

Year Ended 12/31/06	13.01	0.04		1.15	1.19	(0.03)	(2.46)	(2.49)

Year Ended 12/31/05	13.97	0.02		0.57	0.59	(0.02)	(1.53)	(1.55)

Year Ended 12/31/04	12.94	0.04		2.32	2.36	(0.04)	(1.29)	(1.33)

Period From 2/3/2003[2] to 12/31/2003[1]	10.00	0.04		3.50	3.54	(0.04)	(0.56)	(0.60)

The accompanying notes are an integral part of these financial statements.

16	RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets		Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.99	10.93%	$23,858	1.36%	[5],6	1.39%	0.07%	[5],6	0.04%	25%

11.71	9.35%	22,338	1.36%	[5]	1.43%	0.28%	[5]	0.21%	172%

13.01	4.22%	24,403	1.41%		1.41%	0.10%		0.10%	97%

13.97	18.52%	25,310	1.36%		1.36%	0.33%		0.33%	71%

12.94	35.39%	16,884	1.68%		1.68%	0.42%		0.42%	75%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Commencement of operations.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Rounds to less than $0.01.
[5]	Includes the effect of expenses waived by GIS.
[6]	Includes the effect of custody credits.

RS PARTNERS VIP SERIES	17

Notes to Financial Statements — RS Partners VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers 17 series. RS Partners VIP Series (the “Fund” or “PV”) is a series of the Trust. PV is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of PV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

The percentage of the Fund’s net assets valued using these guidelines and procedures at June 30, 2007 was 0.43%.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification. Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets. The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were

18	RS PARTNERS VIP SERIES

reduced in the amount of $100. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

PV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by PV. When forward contracts are closed, PV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. PV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

PV may enter into financial futures contracts. In entering into such contracts, PV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by PV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by PV. The daily changes in the variation margin are recognized as unrealized gains or losses by PV. PV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for PV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of PV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$419,473	$3,559,374	$3,978,847

RS PARTNERS VIP SERIES	19

Notes to Financial Statements — RS Partners VIP Series (continued)

June 30, 2007 (unaudited)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain
$174,211	$88,049

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund had no such losses.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund for the first $50 million and an annual note of 0.95% of PV’s net assets in excess of $50 million.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.042% of the Fund’s average daily net assets from RS Investments.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 1.36% of the average daily net assets of PV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $7,227,684 and $5,335,273, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $3,119,445 and $538,553,

20	RS PARTNERS VIP SERIES

respectively, resulting in net unrealized appreciation of $2,580,892. The cost of investments owned at June 30, 2007 for federal income tax purposes was $21,162,490.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, PV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, PV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for PV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	172,424	390,612	$2,143,522	$5,153,609
Shares issued in reinvestment of dividends and distributions	—	333,885	—	3,978,847
Shares repurchased	(244,163)	(692,456)	(2,984,517)	(9,289,169)

Net increase/(decrease)	(71,739)	32,041	$(840,995)	$(156,713)

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements,

RS PARTNERS VIP SERIES	21

Notes to Financial Statements — RS Partners VIP Series (continued)

June 30, 2007 (unaudited)

as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I. Legal	Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit

nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District

22	RS PARTNERS VIP SERIES

Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the

Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

RS PARTNERS VIP SERIES	23

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their

24

Supplemental Information — unaudited (continued)

clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

25

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series since 1999*. Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series since 2004*. Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

RS Asset Allocation VIP Series seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund’s investments.

Investment Process

The Fund currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertible securities; investment-grade bonds and other debt securities; and cash and money market instruments. Guardian Investor Services LLC uses its own theoretical models to evaluate information about the economy and the markets to provide “signals” for portfolio allocations. Distribution by asset classes fluctuates from a “neutral position” of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

Performance

For the quarter ended June 30, 2007, RS Asset Allocation VIP Series returned 5.27%, placing it ahead of the 3.55% return of its composite benchmark (60% S&P 500® Index2 and 40% Lehman Brothers Aggregate Bond Index3 rebalanced monthly without expenses or trading costs). Year-to-date through June 30, 2007, the Fund’s return of 5.98% also bested the benchmark’s return of 4.58%.

Stock market returns were positive, with the S&P 500® Index earning a total return of 6.28% during the quarter in spite of a 1.66% decline in June.

Portfolio Review

The Federal Reserve Board (the “Fed”) held monetary conditions steady, keeping the federal funds rate at 5.25%, ever mindful of the continuing threat of inflation in spite of an economy slowed by residential construction. Although growth expectations for the U.S. economy have declined modestly, those of other developed economies (especially in Europe) have increased, creating a consensus of gross domestic product growth estimates from 2.0% to 2.5% for 2007.

Domestically, continuing weakness in the subprime mortgage loan market has created concern that a tightening of credit requirements may exacerbate an already weakened housing market. News of some large hedge fund losses has not helped matters.

RS ASSET ALLOCATION VIP SERIES	3

RS Asset Allocation VIP Series (continued)

The Fund’s returns relative to the benchmark were the result of being overweighted in stocks and cash and underweighted in bonds, which returned –0.52% for the quarter ended June 30, 2007, as measured by the Lehman Brothers Aggregate Bond Index. We began the year invested 80% in stocks, with the balance held in cash equivalents; we held no bonds. In mid-May, we reduced our stock weighting to 70%, increased the Fund’s cash position, and still held no bonds.

Outlook

Our investing will, of course, continue to be guided by our quantitative model which, as of quarter-end, still has us invested 70% in stocks, 0% in bonds and 30% in cash. This compares with our “neutral” position of 60% stocks and 40% bonds.

We believe that most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term due to concerns about inflation and credit quality. Crude oil prices are back above $70 per barrel, some $20 higher than they were in mid-January. We think that the Fed rate reductions seem unlikely this year given the recent strength of the job market and the worrisome inflation reports, and rate increases seem unlikely in the face of a weak housing market.

On balance, we remain optimistic, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4	RS ASSET ALLOCATION VIP SERIES

Assets Under Management: $51,559,096	Data as of June 30, 2007

Portfolio Composition by Asset Class[1]

[1]	The investment allocation in the pie chart reflects the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of investments.

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Asset Allocation VIP Series	09/15/99	5.98%	16.93%	10.28%	9.78%	4.80%
Custom Index: 60% S&P 500® Index[2], 40% Lehman Brothers Aggregate Bond Index[3]		4.58%	14.66%	8.62%	8.39%	4.69%

[2]

The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

[3]

The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the indexes do not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS ASSET ALLOCATION VIP SERIES	5

RS Asset Allocation VIP Series (continued)

Results of a Hypothetical $10,000 Investment If invested on 09/15/99

The chart above shows the performance of a hypothetical $10,000 investment made in RS Asset Allocation VIP Series, the S&P 500 Index®, and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS ASSET ALLOCATION VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,059.80	$1.41	0.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.43	$1.38	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS ASSET ALLOCATION VIP SERIES	7

Schedule of Investments – RS Asset Allocation VIP Series

June 30, 2007 (unaudited)	Shares	Value

Mutual Fund — 74.9%
Equity — 74.9%
RS S&P 500 Index VIP Series(1),(2)	3,489,950	$38,633,749

Total Mutual Fund (Cost $31,660,260)		38,633,749

	Principal Amount	Value
U.S. Government Securities — 0.8%
U.S. Treasury Bills — 0.8%
United States Treasury Bill:
4.56% due 9/20/2007(3)	$230,000	227,640
4.82% due 8/2/2007(3)	205,000	204,122

		431,762

Total U.S. Government Securities (Cost $431,762)		431,762

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	1	43
RS Emerging Growth Fund, Class Y(4)	4	161
RS Emerging Markets Fund, Class A(4)	1	29
RS Global Natural Resources Fund, Class Y(4)	13	454
RS Growth Fund, Class Y(4)	9	156
RS Investors Fund, Class Y(4)	24	311
RS MidCap Opportunities Fund, Class Y(4)	8	130
RS Partners Fund, Class Y(4)	3	114
RS Smaller Company Growth Fund, Class Y(4)	4	93
RS Value Fund, Class Y(4)	3	88

Total Other Investments (Cost $1,478)		1,579

June 30, 2007 (unaudited)	Principal Amount	Value
Repurchase Agreements — 24.3%
Lehman Brothers Repurchase Agreement, 5.287%, dated 6/29/2007, maturity value of $6,002,640 due 7/2/2007, collateralized by $6,115,000 in FHLB, 5.70%, due 5/17/12, with a value of $6,120,000.	$6,000,000	$6,000,000
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/2007, maturity value of $6,508,781 due 7/2/2007, collateralized by $6,630,000 in FNMA, 6.125%, due 6/27/17, with a value of $6,638,288.	6,506,000	6,506,000

Total Repurchase Agreements (Cost $12,506,000)		12,506,000

Total Investments — 100.0% (Cost $44,599,500)		51,573,090

Other Liabilities, Net — 0.0%		(13,994)

Total Net Assets — 100.0%		$51,559,096

(1)	The RS S&P 500 Index VIP Series financial statements and financial highlights are included herein.
(2)	Affiliated issuer. See Note I in Notes to Financial Statements
(3)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Appreciation
Written Futures Contracts
S & P 500 Index	(7)	9/2007	$(2,652)	$35,077

The accompanying notes are an integral part of these financial statements.

8	RS ASSET ALLOCATION VIP SERIES

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$433,341
Investments in affiliated issuer, at value	38,633,749
Repurchase agreements, at value	12,506,000
Cash and cash equivalents	446
Interest receivable	3,614
Receivable for variation margin	3,150
Prepaid expenses	1,083
Receivable for fund shares subscribed	974

Total Assets	51,582,357

Liabilities
Payable to adviser	5,433
Payable for fund shares redeemed	2,307
Deferred trustees’ compensation	1,579
Payable for investments purchased	518
Accrued expenses/other liabilities	13,424

Total Liabilities	23,261

Total Net Assets	$51,559,096

Net Assets Consist of:
Paid-in capital	46,611,755
Accumulated undistributed net investment income	302,681
Accumulated net realized loss from futures contracts	(2,364,007)
Net unrealized appreciation on investments and futures contracts	7,008,667

Total Net Assets	$51,559,096

Investments, at Cost, includes $31,660,260 of investments in affiliated issuer	$44,599,500

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,696,687

Net Asset Value Per Share	$10.98

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$360,262

Total Investment Income	360,262

Expenses
Investment advisory fees	127,296
Custodian fees	17,302
Audit fees	6,350
Shareholder reports	5,583
Legal fees	1,810
Trustees’ fees and expenses	1,355
Insurance expense	1,159
Administrative service fees	767
Registration fees	16
Other expense	1,374

Total Expenses	163,012
Less: Fee waiver by adviser	(92,689)
Custody credits	(59)

Total Expenses, Net	70,264

Net Investment Income	289,998

Realized Gain and Change in Unrealized Appreciation on Investments and Futures Contracts
Net realized gain from futures contracts	188,249
Net change in unrealized appreciation on investments	2,477,966
Net change in unrealized appreciation on futures contracts	30,487

Net Gain on Investments and Futures Contracts	2,696,702

Net Increase in Net Assets Resulting from Operations	$2,986,700

RS ASSET ALLOCATION VIP SERIES	9

The accompanying notes are an integral part of these financial statements.

Financial Information — RS Asset Allocation VIP Series (continued)

                                    [GRAPHIC]
Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$289,998	$1,091,227
Net realized gain on investments	188,249	491,346
Net change in unrealized appreciation on investments	2,508,453	4,389,204

Net increase in net assets resulting from operations	2,986,700	5,971,777

Distributions to Shareholders
Net investment income	—	(1,766,357)

Capital Share Transactions
Proceeds from sales of shares	2,275,989	4,771,257
Reinvestment of distributions	—	1,772,453
Cost of shares redeemed	(3,661,830)	(7,079,744)

Net decrease in net assets resulting from capital share transactions	(1,385,841)	(536,034)

Net Increase in Net Assets	1,600,859	3,669,386

Net Assets

Beginning of period	49,958,237	46,288,851

End of period	$51,559,096	$49,958,237

Accumulated undistributed net investment income included in net assets	$302,681	$12,683

Other Information:
Shares
Sold	214,863	479,546
Reinvested	—	180,790
Redeemed	(341,511)	(716,879)

Net Decrease	(126,648)	(56,543)

The accompanying notes are an integral part of these financial statements.

10	RS ASSET ALLOCATION VIP SERIES

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RS ASSET ALLOCATION VIP SERIES	11

Financial Information — RS Asset Allocation VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period
Six Months Ended 06/30/07(1)	$10.36	$0.06	$0.56	$0.62	$—	$10.98

Year Ended 12/31/06	9.49	0.23	1.01	1.24	(0.37)	10.36

Year Ended 12/31/05	9.16	0.19	0.21	0.40	(0.07)	9.49

Year Ended 12/31/04	8.40	0.13	0.74	0.87	(0.11)	9.16

Year Ended 12/31/03	6.78	0.10	1.76	1.86	(0.24)	8.40

Year Ended 12/31/02	8.62	0.14	(1.83)	(1.69)	(0.15)	6.78

The accompanying notes are an integral part of these financial statements.

12	RS ASSET ALLOCATION VIP SERIES

Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
5.98%	$51,559	0.28%	(a)(c)(d)	0.64%		1.14%	(c)(d)	0.78%	0%

13.37%	49,958	0.31%	(a)(c)	0.68%	(b)	2.32%	(c)	1.95%	0%

4.36%	46,289	0.38%	(a)	0.51%	(b)	1.75%		1.62%	2%

10.31%	55,927	0.31%	(a)	0.53%	(b)	1.52%		1.30%	0%

27.70%	48,980	0.29%	(a)	0.54%	(b)	1.51%		1.26%	0%

(19.88)%	34,572	0.31%	(a)	0.56%	(b)	1.89%		1.64%	0%

(1)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Amounts do not include expenses of the underlying fund.
(b)	Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.
(c)	Includes the effect of expenses waived by investment adviser.
(d)	Includes the effect of custody credits.

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	13

Notes to Financial Statements — RS Asset Allocation VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Asset Allocation VIP Series (the “Fund” or “AAV”) is a series of the Trust. AAV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of AAV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification. Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets. The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were

14	RS ASSET ALLOCATION VIP SERIES

reduced in the amount of $59. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Foreign-Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

AAV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by AAV. When forward contracts are closed, AAV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. AAV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

AAV may enter into financial futures contracts. In entering into such contracts, AAV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by AAV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by AAV. The daily changes in the variation margin are recognized as unrealized gains or losses by AAV. AAV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for AAV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of AAV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

RS ASSET ALLOCATION VIP SERIES	15

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

June 30, 2007 (unaudited)

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were as follows:

Ordinary Income
2006	$1,766,357

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward
$13,031	$(2,547,672)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

As of December 31, 2006, for federal income tax purposes, the Fund had a capital loss carryforward as follows:

Capital Loss Carryforward	Expiration Date
$(2,547,672)	2010

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, Fund had no such losses.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund.

RS Investments has agreed to waive the advisory fee with regard to the portion of AAV’s assets that are invested in other series of the Trust. In addition RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of AAV’s portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%.

RS Investment has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of AAV that are invested directly in securities. Payment of the sub-investment advisory fees does not represent a separate or additional expense to AAV.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding 0.68% of the average daily net assets of AAV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) received compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of

16	RS ASSET ALLOCATION VIP SERIES

one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $0 and $0, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $6,973,590 and $0, respectively, resulting in net unrealized appreciation of $6,973,590. The cost of investments owned at June 30, 2007 for federal income tax purposes was $44,599,500.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, AAV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, AAV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E.	Reverse Repurchase Agreements

AAV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time AAV enters into a reverse repurchase agreement, AAV segregates on their books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by AAV may be unable to deliver the securities when AAV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in AAV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

AAV may enter into dollar rolls (principally using TBAs) in which AAV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. AAV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the replacement securities sold by AAV may be unable to deliver the securities when it is required to do so. Dollar rolls may increase fluctuations in AAV’s net asset value and may be viewed as a form of leverage.

RS ASSET ALLOCATION VIP SERIES	17

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

June 30, 2007 (unaudited)

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for AAV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	214,863	479,546	$2,275,989	$4,771,257
Shares issued in reinvestment of dividends	—	180,790	—	1,772,453
Shares repurchased	(341,511)	(716,879)	(3,661,830)	(7,079,744)

Net decrease	(126,648)	(56,543)	$(1,385,841)	$(536,034)

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note I.	Investments in Affiliates[1]

A summary of AAV transactions in affiliated issuers during the period ended June 30, 2007 is set forth below:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Dividends Included in Dividend Income	Net Realized Gains from Underlying Funds	Net Realized Gain/(Loss) on Sales

Non-Controlled Affiliates

RS S&P 500 Index VIP Series	3,489,950	—	—	3,489,950	$38,633,749	$—	$—	$—

Note J.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note K.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust

[1]	Affiliated issuers, as defined in the 1940 Act, includes issuers in which the Fund held 5% or more of the outstanding voting securities.

18	RS ASSET ALLOCATION VIP SERIES

has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note L.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

RS ASSET ALLOCATION VIP SERIES	19

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

June 30, 2007 (unaudited)

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

20	RS ASSET ALLOCATION VIP SERIES

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series currently invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

RS ASSET ALLOCATION VIP SERIES	21

Schedule of Investments – RS S&P 500 Index VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 98.2%
Aerospace & Defense — 2.6%
General Dynamics Corp.	8,896	$695,845
Goodrich Corp.	2,074	123,528
Honeywell International, Inc.	15,604	878,193
L-3 Communications Holdings, Inc.	2,900	282,431
Lockheed Martin Corp.	7,403	696,844
Northrop Grumman Corp.	8,930	695,379
Precision Castparts Corp.	2,900	351,944
Raytheon Co.	10,352	557,869
Rockwell Collins, Inc.	2,736	193,271
The Boeing Co.	15,941	1,532,887
United Technologies Corp.	20,200	1,432,786

		7,440,977
Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	3,400	178,568
FedEx Corp.	6,394	709,542
United Parcel Service, Inc., Class B	22,059	1,610,307

		2,498,417
Airlines — 0.1%
Southwest Airlines Co.	18,199	271,347

		271,347
Auto Components — 0.2%
Johnson Controls, Inc.	4,088	473,268
The Goodyear Tire & Rubber Co.(1)	4,322	150,232

		623,500
Automobiles — 0.4%
Ford Motor Co.	36,944	348,012
General Motors Corp.	11,434	432,205
Harley-Davidson, Inc.	5,221	311,224

		1,091,441
Beverages — 2.1%
Anheuser-Busch Companies, Inc.	15,462	806,498
Brown-Forman Corp., Class B	2,046	149,522
Coca-Cola Co.	42,764	2,236,985
Coca-Cola Enterprises, Inc.	8,124	194,976
Constellation Brands, Inc., Class A(1)	3,500	84,980
Molson Coors Brewing Co., Class B	1,841	170,219
Pepsi Bottling Group, Inc.	4,264	143,611
PepsiCo., Inc.	32,671	2,118,714

		5,905,505
Biotechnology — 1.1%
Amgen, Inc.(1)	23,617	1,305,784
Biogen Idec, Inc.(1)	7,754	414,839
Celgene Corp.(1)	8,100	464,373
Genzyme Corp.(1)	5,005	322,322
Gilead Sciences, Inc.(1)	18,400	713,368

		3,220,686
Building Products — 0.2%
American Standard Companies, Inc.	3,957	233,384
Masco Corp.	7,420	211,247

		444,631

June 30, 2007 (unaudited)	Shares	Value

Capital Markets — 3.6%
Ameriprise Financial, Inc.	4,567	$290,324
Bank of New York, Inc.	14,970	620,357
Bear Stearns Companies, Inc.	2,876	402,640
Charles Schwab Corp.	22,577	463,280
E*TRADE Financial Corp.(1)	10,100	223,109
Federated Investors, Inc., Class B	1,739	66,656
Franklin Resources, Inc.	3,987	528,158
Janus Capital Group, Inc.	6,726	187,252
Legg Mason, Inc.	2,500	245,950
Lehman Brothers Holdings, Inc.	10,848	808,393
Mellon Financial Corp.	8,485	373,340
Merrill Lynch & Co., Inc.	18,064	1,509,789
Morgan Stanley	21,983	1,843,934
Northern Trust Corp.	3,863	248,159
State Street Corp.	6,370	435,708
T. Rowe Price Group, Inc.	4,316	223,957
The Goldman Sachs Group, Inc.	8,902	1,929,509

		10,400,515
Chemicals — 1.5%
Air Products & Chemicals, Inc.	3,869	310,952
Ashland, Inc.	1,031	65,932
Dow Chemical Co.	19,542	864,147
E.I. Du Pont de Nemours & Co.	18,905	961,130
Eastman Chemical Co.	1,156	74,366
Ecolab, Inc.	4,704	200,861
Hercules, Inc.(1)	1,633	32,088
International Flavors & Fragrances, Inc.	1,417	73,882
Monsanto Co.	11,514	777,656
PPG Industries, Inc.	2,995	227,950
Praxair, Inc.	5,483	394,721
Rohm & Haas Company	3,888	212,596
Sigma-Aldrich Corp.	2,702	115,294

		4,311,575
Commercial Banks — 3.7%
BB&T Corp.	10,334	420,387
Comerica, Inc.	3,064	182,216
Commerce Bancorp, Inc.	3,500	129,465
Compass Bancshares, Inc.	2,100	144,858
Fifth Third Bancorp	11,754	467,457
First Horizon National Corp.	2,992	116,688
Huntington Bancshares, Inc.	7,298	165,956
KeyCorp	7,242	248,618
M & T Bank Corp.	2,000	213,800
Marshall & Ilsley Corp.	6,396	304,641
National City Corp.	13,347	444,722
PNC Financial Services Group, Inc.	6,805	487,102
Regions Financial Corp.	15,927	527,184
SunTrust Banks, Inc.	7,523	645,022
Synovus Financial Corp.	5,299	162,679
U.S. Bancorp	37,797	1,245,411
Wachovia Corp.	39,013	1,999,416
Wells Fargo & Co.	69,410	2,441,150
Zions Bancorporation	1,672	128,594

		10,475,366
Commercial Services & Supplies — 0.6%
Allied Waste Industries, Inc.(1)	4,913	66,129
Avery Dennison Corp.	2,079	138,212
Cintas Corp.	3,041	119,907

The accompanying notes are an integral part of these financial statements.

22	RS ASSET ALLOCATION VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Commercial Services & Supplies (continued)
Equifax, Inc.	2,150	$95,503
Monster Worldwide, Inc.(1)	2,470	101,517
Pitney Bowes, Inc.	8,465	396,331
R.R. Donnelley & Sons Co.	4,695	204,279
Robert Half International, Inc.	2,619	95,594
Waste Management, Inc.	11,422	446,029

		1,663,501
Communications Equipment — 2.6%
ADC Telecomm., Inc.(1)	1,701	31,179
Avaya, Inc.(1)	10,957	184,516
Ciena Corp.(1)	2,154	77,824
Cisco Systems, Inc.(1)	129,463	3,605,545
Corning, Inc.(1)	30,763	785,995
JDS Uniphase Corp.(1)	3,432	46,092
Juniper Networks, Inc.(1)	11,000	276,870
Motorola, Inc.	50,705	897,478
QUALCOMM, Inc.	34,668	1,504,244
Tellabs, Inc.(1)	8,953	96,334

		7,506,077
Computers & Peripherals — 3.9%
Apple, Inc.(1)	18,133	2,212,951
Dell, Inc.(1)	47,143	1,345,933
EMC Corp.(1)	45,971	832,075
Hewlett-Packard Co.	55,301	2,467,531
International Business Machines Corp.	30,222	3,180,866
Lexmark International Group, Inc., Class A(1)	2,204	108,679
NCR Corp.(1)	2,932	154,047
Network Appliance, Inc.(1)	8,633	252,084
QLogic Corp.(1)	2,794	46,520
SanDisk Corp.(1)	4,800	234,912
Sun Microsystems, Inc.(1)	76,632	403,084

		11,238,682
Construction & Engineering — 0.1%
Fluor Corp.	2,106	234,545

		234,545
Construction Materials — 0.1%
Vulcan Materials Co.	2,118	242,596

		242,596
Consumer Finance — 1.0%
American Express Co.	23,837	1,458,348
Capital One Financial Corp.	11,040	865,977
SLM Corp.	7,586	436,802

		2,761,127
Containers & Packaging — 0.2%
Ball Corp.	1,698	90,283
Bemis Co., Inc.	2,984	99,009
Pactiv Corp.(1)	2,370	75,579
Sealed Air Corp.	4,710	146,104
Temple-Inland, Inc.	1,604	98,694

		509,669
Distributors — 0.1%
Genuine Parts Co.	5,413	268,485

		268,485

June 30, 2007 (unaudited)	Shares	Value

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A(1)	2,958	$172,836
H & R Block, Inc.	6,318	147,652

		320,488
Diversified Financial Services — 5.0%
Bank of America Corp.	93,181	4,555,619
Chicago Mercantile Exchange Holdings, Inc.	700	374,052
CIT Group, Inc.	4,000	219,320
Citigroup, Inc.	101,338	5,197,626
JPMorgan Chase & Co.	72,408	3,508,167
Moody’s Corp.	4,648	289,106

		14,143,890
Diversified Telecommunication Services — 3.1%
AT&T, Inc.	131,088	5,440,152
CenturyTel, Inc.	2,122	104,084
Citizens Communications Co.	9,221	140,805
Embarq Corp.	2,740	173,634
Qwest Communications International, Inc. (1)	32,677	316,967
Verizon Communications	60,336	2,484,033
Windstream Corp.	10,529	155,408

		8,815,083
Electric Utilities — 2.6%
Allegheny Energy, Inc.(1)	3,880	200,751
Ameren Corp.	4,315	211,478
American Electric Power, Inc.	7,774	350,141
CenterPoint Energy, Inc.	7,948	138,295
CMS Energy Corp.	7,452	128,174
Consolidated Edison, Inc.	4,764	214,952
Dominion Resources, Inc.	6,657	574,566
DTE Energy Co.	4,105	197,943
Duke Energy Corp.	23,302	426,427
Edison International	6,073	340,817
Entergy Corp.	4,652	499,392
Exelon Corp.	14,956	1,085,806
FirstEnergy Corp.	7,451	482,303
FPL Group, Inc.	8,412	477,297
NiSource, Inc.	4,793	99,263
PG&E Corp.	6,780	307,134
Pinnacle West Capital Corp.	1,550	61,767
PPL Corp.	8,216	384,427
Progress Energy, Inc.	5,078	231,506
Public Service Enterprise Group, Inc.	5,184	455,051
Southern Co.	13,384	458,937
TECO Energy, Inc.	2,588	44,462
Xcel Energy, Inc.	9,253	189,409

		7,560,298
Electrical Equipment — 0.4%
Cooper Industries Ltd., Class A	4,188	239,093
Emerson Electric Co.	15,390	720,252
Rockwell Automation, Inc.	3,531	245,193

		1,204,538

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	23

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	9,869	$379,365
Jabil Circuit, Inc.	5,356	118,207
Molex, Inc.	2,894	86,849
Sanmina-SCI Corp.(1)	9,102	28,489
Solectron Corp.(1)	24,921	91,709
Tektronix, Inc.	1,335	45,043

		749,662
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	6,815	573,346
BJ Services Co.	7,888	224,335
ENSCO International, Inc.	3,100	189,131
Halliburton Co.	20,590	710,355
Nabors Industries, Inc.(1)	6,320	210,962
National-Oilwell Varco, Inc.(1)	3,900	406,536
Noble Corp.	3,207	312,747
Rowan Companies, Inc.	2,114	86,632
Schlumberger Ltd.	24,058	2,043,486
Smith International, Inc.	4,000	234,560
Transocean, Inc.(1)	6,670	706,886
Weatherford International Ltd.(1)	7,700	425,348

		6,124,324
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	8,757	512,460
CVS Caremark Corp.	31,888	1,162,318
Kroger Co.	16,796	472,471
Safeway, Inc.	9,270	315,458
Supervalu, Inc.	4,307	199,500
Sysco Corp.	12,894	425,373
Wal-Mart Stores, Inc.	53,782	2,587,452
Walgreen Co.	19,380	843,805
Whole Foods Market, Inc.	2,600	99,580

		6,618,417
Food Products — 1.5%
Archer-Daniels-Midland Co.	14,488	479,408
Campbell Soup Co.	7,064	274,154
ConAgra Foods, Inc.	8,985	241,337
Dean Foods Co.	2,600	82,862
General Mills, Inc.	6,325	369,506
H.J. Heinz Co.	6,812	323,366
Hershey Co.	5,575	282,206
Kellogg Co.	6,792	351,758
Kraft Foods, Inc., Class A	31,645	1,115,486
McCormick & Co., Inc.	2,128	81,247
Sara Lee Corp.	12,896	224,390
Tyson Foods, Inc., Class A	4,500	103,680
W.M. Wrigley Jr. Co.	5,402	298,785

		4,228,185
Gas Utilities — 0.3%
Integrys Energy Group, Inc.	499	25,314
KeySpan Corp.	4,794	201,252
NICOR, Inc.	938	40,259
Questar Corp.	3,400	179,690
Sempra Energy	5,394	319,487

		766,002

June 30, 2007 (unaudited)	Shares	Value

Health Care Equipment & Supplies — 1.6%
Bausch & Lomb, Inc.	806	$55,969
Baxter International, Inc.	13,886	782,337
Becton Dickinson & Co., Inc.	4,439	330,706
Biomet, Inc.	5,138	234,909
Boston Scientific Corp.(1)	26,319	403,734
C.R. Bard, Inc.	1,891	156,253
Hospira, Inc.(1)	2,597	101,387
Medtronic, Inc.	24,740	1,283,016
St. Jude Medical, Inc.(1)	8,090	335,654
Stryker Corp.	7,212	455,005
Varian Medical Systems, Inc.(1)	2,600	110,526
Zimmer Holdings, Inc.(1)	5,170	438,881

		4,688,377
Health Care Providers & Services — 2.2%
Aetna, Inc.	12,292	607,225
AmerisourceBergen Corp.	4,226	209,060
Cardinal Health, Inc.	8,368	591,115
Cigna Corp.	6,888	359,691
Coventry Health Care, Inc.(1)	3,150	181,597
Express Scripts, Inc.(1)	7,076	353,871
Humana, Inc.(1)	3,135	190,953
Laboratory Corp. of America(1)	2,400	187,824
Manor Care, Inc.	1,471	96,042
McKesson Corp.	5,759	343,467
Medco Health Solutions, Inc.(1)	6,534	509,587
Patterson Companies, Inc.(1)	2,100	78,267
Quest Diagnostics, Inc.	3,696	190,898
Tenet Healthcare Corp.(1)	7,310	47,588
UnitedHealth Group, Inc.	27,600	1,411,464
WellPoint, Inc.(1)	12,606	1,006,337

		6,364,986
Health Care Technology — 0.0%
IMS Health, Inc.	4,244	136,360

		136,360
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	10,827	528,033
Darden Restaurants, Inc.	2,562	112,702
Harrah’s Entertainment, Inc.	3,771	321,516
Hilton Hotels Corp.	8,124	271,910
International Game Technology	7,684	305,055
Marriott International, Inc., Class A	7,232	312,712
McDonald’s Corp.	24,461	1,241,640
Starbucks Corp.(1)	15,064	395,279
Starwood Hotels & Resorts Worldwide, Inc.	4,298	288,267
Wendy’s International, Inc.	2,530	92,978
Wyndham Worldwide Corp.(1)	3,797	137,679
Yum! Brands, Inc.	10,346	338,521

		4,346,292
Household Durables — 0.5%
Black & Decker Corp.	1,205	106,414
Centex Corp.	2,442	97,924
D. R. Horton, Inc.	5,000	99,650
Fortune Brands, Inc.	2,245	184,921
Harman International Industries, Inc.	1,300	151,840

The accompanying notes are an integral part of these financial statements.

24	RS ASSET ALLOCATION VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Household Durables (continued)
KB HOME	1,490	$58,661
Leggett & Platt, Inc.	2,928	64,562
Lennar Corp., Class A	3,400	124,304
Newell Rubbermaid, Inc.	5,096	149,975
Pulte Homes, Inc.	4,860	109,107
Snap-On, Inc.	873	44,095
Stanley Works	1,281	77,757
Whirlpool Corp.	1,159	128,881

		1,398,091
Household Products — 1.9%
Clorox Co.	3,445	213,934
Colgate-Palmolive Co.	9,818	636,697
Kimberly-Clark Corp.	9,529	637,395
Procter & Gamble Co.	65,562	4,011,739

		5,499,765
Independent Power Producers & Energy Traders — 0.5%
Constellation Energy Group, Inc.	3,844	335,082
Dynegy, Inc., Class A(1)	5,736	54,148
The AES Corp.(1)	13,081	286,212
TXU Corp.	9,960	670,308

		1,345,750
Industrial Conglomerates — 3.9%
3M Co.	15,694	1,362,082
General Electric Co.	212,951	8,151,764
Textron, Inc.	2,366	260,520
Tyco International Ltd.	38,378	1,296,793

		11,071,159
Information Technology Services — 1.0%
Affiliated Computer Services, Inc., Class A(1)	2,300	130,456
Automatic Data Processing, Inc.	9,913	480,483
Cognizant Technology Solutions Corp., Class A(1)	2,600	195,234
Computer Sciences Corp.(1)	3,266	193,184
Convergys Corp.(1)	2,590	62,782
Electronic Data Systems Corp.	10,014	277,688
Fidelity National Information Services, Inc.	3,300	179,124
First Data Corp.	15,929	520,400
Fiserv, Inc.(1)	3,775	214,420
Paychex, Inc.	7,597	297,195
Unisys Corp.(1)	4,833	44,174
Western Union Co.	15,929	331,801

		2,926,941
Insurance — 4.6%
ACE Ltd.	6,224	389,124
AFLAC, Inc.	11,497	590,946
Allstate Corp.	13,399	824,172
Ambac Financial Group, Inc.	2,084	181,704
American International Group, Inc.	53,503	3,746,815
Aon Corp.	5,608	238,957
Assurant, Inc.	2,100	123,732
Chubb Corp.	7,936	429,655
Cincinnati Financial Corp.	4,875	211,575
Genworth Financial, Inc., Class A	8,000	275,200
Lincoln National Corp.	6,446	457,344

June 30, 2007 (unaudited)	Shares	Value

Insurance (continued)
Loews Corp.	9,663	$492,620
Marsh & McLennan Cos., Inc.	11,451	353,607
MBIA, Inc.	2,700	167,994
MetLife, Inc.	15,772	1,016,979
Principal Financial Group, Inc.	5,188	302,409
Progressive Corp.	14,224	340,380
Prudential Financial, Inc.	9,477	921,449
SAFECO Corp.	2,047	127,446
The Hartford Financial Services Group, Inc.	5,690	560,522
The Travelers Companies, Inc.	13,898	743,543
Torchmark Corp.	1,782	119,394
UnumProvident Corp.	9,310	243,084
XL Capital Ltd., Class A	3,956	333,451

		13,192,102
Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,400	437,824
IAC/ InterActiveCorp(1)	4,000	138,440

		576,264
Internet Software & Services — 1.4%
eBay, Inc.(1)	25,334	815,248
Google, Inc., Class A(1)	4,400	2,302,872
VeriSign, Inc.(1)	4,100	130,093
Yahoo! Inc.(1)	25,976	704,729

		3,952,942
Leisure Equipment & Products — 0.2%
Brunswick Corp.	1,348	43,985
Eastman Kodak Co.	7,563	210,478
Hasbro, Inc.	2,589	81,321
Mattel, Inc.	9,333	236,032

		571,816
Life Sciences Tools & Services — 0.3%
Applera Corp. — Applied Biosystems Group	3,176	96,995
Millipore Corp.(1)	723	54,290
PerkinElmer, Inc.	1,870	48,732
Thermo Fisher Scientific, Inc.(1)	8,790	454,619
Waters Corp.(1)	1,962	116,464

		771,100
Machinery — 1.8%
Caterpillar, Inc.	13,694	1,072,240
Cummins, Inc.	2,036	206,064
Danaher Corp.	5,066	382,483
Deere & Company	4,466	539,225
Dover Corp.	7,032	359,687
Eaton Corp.	2,646	246,078
Illinois Tool Works, Inc.	11,408	618,199
Ingersoll-Rand Co. Ltd., Class A	5,794	317,627
ITT Industries, Inc.	4,742	323,784
PACCAR, Inc.	5,273	458,962
Pall Corp.	2,232	102,650
Parker-Hannifin Corp.	2,365	231,557
Terex Corp.(1)	1,900	154,470

		5,013,026

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	25

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

Media — 3.4%
CBS Corp., Class B	15,737	$524,357
Citadel Broadcasting Corp.	3,257	21,008
Clear Channel Communications, Inc.	9,954	376,460
Comcast Corp.(1)	64,632	1,817,452
Dow Jones & Co., Inc.	1,257	72,215
Gannett Co., Inc.	5,313	291,950
Interpublic Group Cos., Inc.(1)	7,803	88,954
McGraw-Hill Cos., Inc.	7,324	498,618
Meredith Corp.	742	45,707
New York Times Co., Class A	3,273	83,134
News Corp., Class A	47,300	1,003,233
Omnicom Group, Inc.	6,222	329,268
Scripps E.W. Co., Class A	1,600	73,104
The DIRECTV Group, Inc.(1)	15,600	360,516
Time Warner, Inc.	86,724	1,824,673
Tribune Co.	6,418	188,689
Viacom, Inc., Class B(1)	15,737	655,131
Walt Disney Co.	42,416	1,448,082

		9,702,551
Metals & Mining — 0.9%
Alcoa, Inc.	18,625	754,871
Allegheny Technologies, Inc.	2,406	252,341
Freeport-McMoran Copper & Gold, Inc., Class B	7,403	613,117
Newmont Mining Corp.	9,604	375,132
Nucor Corp.	6,822	400,111
United States Steel Corp.	2,788	303,195

		2,698,767
Multiline Retail — 1.2%
Big Lots, Inc.(1)	1,734	51,014
Dillards, Inc., Class A	1,262	45,344
Dollar General Corp.	6,584	144,321
Family Dollar Stores, Inc.	2,592	88,958
Federated Department Stores, Inc.	11,094	441,319
J.C. Penney Co., Inc.	5,398	390,707
Kohl’s Corp.(1)	6,913	491,030
Nordstrom, Inc.	5,040	257,645
Sears Holdings Corp.(1)	1,811	306,965
Target Corp.	17,546	1,115,926

		3,333,229
Office Electronics — 0.1%
Xerox Corp.(1)	20,891	386,066

		386,066
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	9,186	477,580
Apache Corp.	7,096	578,963
Chesapeake Energy Corp.	6,700	231,820
Chevron Corp.	45,419	3,826,097
ConocoPhillips	34,735	2,726,697
CONSOL Energy, Inc	3,600	165,996
Devon Energy Corp.	8,698	680,966
El Paso Corp.	13,790	237,602
EOG Resources, Inc.	4,845	353,976
Exxon Mobil Corp.	118,002	9,898,008
Hess Corp.	5,421	319,622

June 30, 2007 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	14,496	$869,180
Murphy Oil Corp.	3,000	178,320
Occidental Petroleum Corp.	17,458	1,010,469
Peabody Energy Corp.	5,300	256,414
Spectra Energy Corp.	11,651	302,460
Sunoco, Inc.	2,532	201,750
Valero Energy Corp.	12,700	938,022
Williams Companies, Inc.	10,715	338,808
XTO Energy, Inc.	9,233	554,903

		24,147,653
Paper & Forest Products — 0.3%
International Paper Co.	9,605	375,075
MeadWestvaco Corp.	2,990	105,607
Weyerhaeuser Co.	5,010	395,439

		876,121
Personal Products — 0.2%
Avon Products, Inc.	9,396	345,303
Estee Lauder Companies, Inc., Class A	2,300	104,673

		449,976
Pharmaceuticals — 6.2%
Abbott Laboratories	32,289	1,729,076
Allergan, Inc.	5,726	330,047
Barr Pharmaceuticals, Inc.(1)	2,000	100,460
Bristol-Myers Squibb Co.	41,437	1,307,752
Eli Lilly & Co.	22,839	1,276,243
Forest Laboratories, Inc.(1)	7,079	323,156
Johnson & Johnson	60,954	3,755,985
King Pharmaceuticals, Inc.(1)	3,645	74,577
Merck & Co., Inc.	45,858	2,283,728
Mylan Laboratories, Inc.	4,500	81,855
Pfizer, Inc.	150,003	3,835,577
Schering-Plough Corp.	31,420	956,425
Watson Pharmaceuticals, Inc.(1)	1,956	63,629
Wyeth	27,069	1,552,136

		17,670,646
Real Estate Investment Trusts — 1.0%
Apartment Investment & Management Co., Class A	3,463	174,604
Archstone-Smith Trust	4,200	248,262
AvalonBay Communities, Inc.	1,600	190,208
Boston Properties, Inc.	2,200	224,686
Developers Diversified Realty Corp.	2,600	137,046
Equity Residential	5,321	242,797
Host Hotels & Resorts, Inc.	10,800	249,696
Kimco Realty Corp.	4,200	159,894
Plum Creek Timber Co., Inc.	3,362	140,061
ProLogis	5,292	301,115
Public Storage, Inc.	2,900	222,778
Simon Property Group, Inc.	4,402	409,562
Vornado Realty Trust	2,700	296,568

		2,997,277
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	3,700	135,050

		135,050

The accompanying notes are an integral part of these financial statements.

26	RS ASSET ALLOCATION VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Road & Rail — 0.8%
Burlington Northern Santa Fe Corp.	7,561	$643,744
CSX Corp.	8,968	404,277
Norfolk Southern Corp.	8,129	427,342
Ryder System, Inc.	930	50,034
Union Pacific Corp.	5,442	626,646

		2,152,043
Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(1)	11,902	170,199
Altera Corp.	6,790	150,263
Analog Devices, Inc.	6,027	226,856
Applied Materials, Inc.	29,509	586,344
Broadcom Corp., Class A(1)	9,144	267,462
Intel Corp.	118,353	2,812,067
KLA-Tencor Corp.	3,328	182,874
Linear Technology Corp.	5,347	193,454
LSI Logic Corp.(1)	14,361	107,851
Maxim Integrated Products, Inc.	7,129	238,180
MEMC Electronic Materials, Inc.(1)	4,600	281,152
Micron Technology, Inc.(1)	15,228	190,807
National Semiconductor Corp.	6,658	188,222
Novellus Systems, Inc.(1)	2,370	67,237
NVIDIA Corp.(1)	8,174	337,668
PMC-Sierra, Inc.(1)	3,328	25,725
Teradyne, Inc.(1)	3,377	59,368
Texas Instruments, Inc.	31,480	1,184,592
Xilinx, Inc.	5,730	153,392

		7,423,713
Software — 3.2%
Adobe Systems, Inc.(1)	11,654	467,908
Autodesk, Inc.(1)	4,116	193,781
BMC Software, Inc.(1)	3,606	109,262
CA, Inc.	9,555	246,806
Citrix Systems, Inc.(1)	4,616	155,421
Compuware Corp.(1)	5,622	66,677
Electronic Arts, Inc.(1)	6,400	302,848
Intuit, Inc.(1)	6,330	190,406
Microsoft Corp.	177,565	5,232,840
Novell, Inc.(1)	7,029	54,756
Oracle Corp.(1)	83,811	1,651,915
Symantec Corp.(1)	21,273	429,715

		9,102,335
Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A	1,500	109,470
AutoNation, Inc.(1)	4,700	105,468
AutoZone, Inc.(1)	1,474	201,378
Bed, Bath & Beyond, Inc.(1)	5,064	182,253
Best Buy Co., Inc.	8,740	407,896
Circuit City Stores, Inc.	3,140	47,351
Gap, Inc.	14,914	284,857
Limited Brands, Inc.	9,195	252,403
Lowe’s Companies, Inc.	30,368	931,994
Office Depot, Inc.(1)	6,624	200,707
OfficeMax, Inc.	2,141	84,141
RadioShack Corp.	2,565	85,004
Sherwin-Williams Co.	2,251	149,624

June 30, 2007 (unaudited)	Shares	Value

Specialty Retail (continued)
Staples, Inc.	13,890	$329,610
The Home Depot, Inc.	42,730	1,681,426
Tiffany & Co.	3,379	179,290
TJX Cos., Inc.	8,072	221,980

		5,454,852
Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	7,600	360,164
Jones Apparel Group, Inc.	1,927	54,438
Liz Claiborne, Inc.	1,595	59,493
NIKE, Inc., Class B	8,816	513,885
Polo Ralph Lauren Corp.	1,200	117,732
V.F. Corp.	1,636	149,825

		1,255,537
Thrifts & Mortgage Finance — 1.3%
Countrywide Financial Corp.	12,410	451,104
Federal Home Loan Mortgage Corp.	13,787	836,871
Federal National Mortgage Association	19,513	1,274,784
Hudson City Bancorp, Inc.	10,500	128,310
MGIC Investment Corp.	1,536	87,337
Sovereign Bancorp, Inc.	9,765	206,432
Washington Mutual, Inc.	18,321	781,207

		3,766,045
Tobacco — 1.2%
Altria Group, Inc.	43,295	3,036,711
Reynolds American, Inc.	4,678	305,006
UST, Inc.	3,831	205,763

		3,547,480
Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	2,192	203,966

		203,966
Wireless Telecommunication Services — 0.6%
ALLTEL Corp.	6,702	452,720
Sprint Nextel Corp.	59,117	1,224,313

		1,677,033

Total Common Stocks (Cost $204,340,485)		280,474,840

	Principal Amount	Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
United States Treasury Bill 4.602% due 9/20/2007(2)	$230,000	$227,619

		227,619

Total U.S. Government Securities (Cost $227,619)		227,619

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	27

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y (3)	5	$228
RS Emerging Growth Fund, Class Y (3)	22	865
RS Emerging Markets Fund, Class A (3)	6	157
RS Global Natural Resources Fund, Class Y (3)	67	2,436
RS Growth Fund, Class Y (3)	50	838
RS Investors Fund, Class Y (3)	129	1,667
RS MidCap Opportunities Fund, Class Y (3)	43	697
RS Partners Fund, Class Y (3)	16	617
RS Smaller Company Growth Fund, Class Y (3)	22	501
RS Value Fund, Class Y (3)	15	474

Total Other Investments (Cost $7,942)		8,480

June 30, 2007 (unaudited)	Principal Amount	Value
Repurchase Agreements — 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 5.13% dated 6/29/07, maturity value of $4,489,919, due 7/2/07, collateralized by $4,575,00 in FNMA, 6.125%, due 6/27/17, with a value of $4,580,719	$4,488,000	$4,488,000

Total Repurchase Agreements (Cost $4,488,000)		4,488,000

Total Investments — 99.9% (Cost $209,064,046)		285,198,939

Other Assets, Net — 0.1%		248,223

Total Net Assets — 100.0%		$285,447,162

(1)	Non income-producing security.
(2)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts — 1.6%
S&P 500 Index	12	9/2007	$4,546	$(47,010)

The accompanying notes are an integral part of these financial statements.

28	RS ASSET ALLOCATION VIP SERIES

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$285,198,939
Cash and cash equivalents	882
Dividends/interest receivable	303,618
Receivable for fund shares subscribed	48,852
Prepaid expenses	6,422

Total Assets	285,558,713

Liabilities
Payable to adviser	47,584
Deferred trustees’ compensation	8,480
Payable for variation margin	5,400
Payable for fund shares redeemed	5,160
Payable for investments purchased	2,831
Accrued expenses/other liabilities	42,096

Total Liabilities	111,551

Total Net Assets	$285,447,162

Net Assets Consist of:
Paid-in capital	337,896,840
Accumulated undistributed net investment income	2,520,485
Accumulated net realized loss from investments and futures contracts	(131,058,046)
Net unrealized appreciation on investments and futures contracts	76,087,883

Total Net Assets	$285,447,162

Investments, at Cost	$209,064,046

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	25,796,484

Net Asset Value Per Share	$11.07

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$141,414
Dividends	2,600,010

Total Investment Income	2,741,424

Expenses
Investment advisory fees	343,930
Custodian fees	50,037
Professional fees	25,867
Shareholder reports	12,761
Registration fees	11,556
Trustees’ fees and expenses	6,997
Insurance expense	5,802
Administrative service fees	4,181
Other expense	707

Total Expenses	461,838
Less: Fee waiver by adviser	(76,740)
Custody credits	(137)

Total Expenses, net	384,961

Net Investment Income	2,356,463

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain from investments	742,753
Net realized gain from futures contracts	296,374
Net change in unrealized appreciation on investments	14,994,161
Net change in unrealized (depreciation) on futures contracts	(53,130)

Net Gain on Investments and Futures Contracts	15,980,158

Net Increase in Net Assets Resulting from Operations	$18,336,621

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	29

Financial Information — RS S&P 500 Index VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$2,356,463	$4,108,892
Net realized gain on investments and futures contracts	1,039,127	201,503
Net change in unrealized appreciation on investments and futures contracts	14,941,031	30,966,600

Net Increase in Net Assets Resulting from Operations	18,336,621	35,276,995

Distributions to Shareholders
Net investment income	—	(4,039,774)

Total Distributions	—	(4,039,774)

Capital Share Transactions
Proceeds from sales of shares	10,836,191	30,197,829
Reinvestment of distributions	—	4,039,774
Cost of shares redeemed	(12,116,428)	(16,612,725)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,280,237)	17,624,878

Net Increase in Net Assets	17,056,384	48,862,099

Net Assets
Beginning of period	268,390,778	219,528,679

End of period	$285,447,162	$268,390,778

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,520,485	$164,022

Other Information:
Shares
Sold	1,018,664	3,150,395
Reinvested	—	411,347
Redeemed	(1,127,156)	(1,722,127)

Net Increase/(Decrease)	(108,492)	1,839,615

The accompanying notes are an integral part of these financial statements.

30	RS ASSET ALLOCATION VIP SERIES

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31

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Distributions From Net Investment Income

Six Months Ended 06/30/07(1)	$10.36	$0.09	$0.62	$0.71	$—

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)

Year Ended 12/31/03	6.44	0.11	1.70	1.81	(0.11)

Year Ended 12/31/02	8.47	0.14	(2.03)	(1.89)	(0.14)

The accompanying notes are an integral part of these financial statements.

32	RS ASSET ALLOCATION VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets		Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.07	6.85%	$285,447	0.28%	(a)	0.34%	1.71%	(a)	1.65%	0%

10.36	15.46%	268,391	0.28%	(a)	0.36%	1.72%	(a)	1.64%	2%

9.12	4.54%	219,529	0.28%		0.37%	1.61%		1.52%	2%

8.86	10.59%	202,818	0.28%		0.36%	1.75%		1.67%	1%

8.14	28.25%	170,825	0.28%		0.40%	1.51%		1.39%	12%

6.44	(22.42)%	127,984	0.28%		0.34%	1.29%		1.23%	17%

(1)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

The accompanying notes are an integral part of these financial statements.

RS ASSET ALLOCATION VIP SERIES	33

Notes to Financial Statements — RS S&P 500 Index VIP Series

June 30, 2007 (unaudited)

Note A. Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund” or “SP500IV”) is a series of the Trust. SP500IV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of SP500IV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $137. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

34	RS ASSET ALLOCATION VIP SERIES

Futures Contracts

SP500IV may enter into financial futures contracts. In entering into such contracts, SP500IV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by SP500IV each day, depending on the daily fluctuations in the value of the underlying contracts, and are recorded for financial statement purposes as variation margins paid or received by SP500IV. The daily changes in the variation margin are recognized as unrealized gains or losses by SP500IV. SP500IV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for SP500IV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of SP500IV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

Ordinary Income
2006	$4,039,774

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)
$165,876	$(127,236,087)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund elected to defer $504,522 net capital losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(114,242,796)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(126,731,565)

Note B. Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co.

RS ASSET ALLOCATION VIP SERIES	35

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)

LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.2375% of the Fund’s average daily net assets from RS Investments.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.28% of the average daily net assets of SP500IV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $5,535,101 and $1,321,430, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $86,111,801 and $14,751,247, respectively, resulting in net unrealized appreciation of $71,360,554. The cost of investments owned at June 30, 2007 for federal income tax purposes was $213,838,385.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities.

Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, SP500IV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SP500IV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E. Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SP500IV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	1,018,664	3,150,395	$10,836,191	$30,197,829
Shares issued in reinvestment of dividends	—	411,347	—	4,039,774
Shares repurchased	(1,127,156)	(1,722,127)	(12,116,428)	(16,612,725)

Net increase/(decrease)	(108,492)	1,839,615	($1,280,237)	$17,624,878

36	RS ASSET ALLOCATION VIP SERIES

Note F. Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I. Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of

RS ASSET ALLOCATION VIP SERIES	37

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)

Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

38	RS ASSET ALLOCATION VIP SERIES

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

RS ASSET ALLOCATION VIP SERIES	39

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at

40

Supplemental Information — unaudited (continued)

improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

41

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS S&P 500 Index VIP Series since 1999*. Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a co-portfolio manager of RS S&P 500 Index VIP Series since 2004*. Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy
RS S&P 500 Index VIP Series seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), which emphasizes securities issued by large U.S. companies.

Investment Process

The Fund normally invests at least 95% of the Fund’s net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500® Index. The S&P 500® Index is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

Performance

For the quarter ended June 30, 2007, the RS S&P 500 Index VIP Series returned 6.24%. The Fund’s objective is to track the returns of the S&P 500® Index3, a theoretical portfolio of 500 blue-chip stocks, which returned 6.28% over the same period. The Fund outperformed the 6.18% average return achieved by the 56 variable subaccount funds in the Lipper universe with an S&P 500® Index objective. The performance of the S&P 500® Index is theoretical in the sense that it is computed as though each security in the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. Year-to-date through June 30, 2007, the Fund’s return was 6.85% compared with 6.96% for the S&P 500® Index.

Portfolio Review

For the first quarter, stock market returns were positive, albeit barely so, with the S&P 500® Index earning a total return of 0.64% during that period. This fact masks considerable volatility, with the S&P 500® Index up 3.2% for the year at one point (February 20) and down by 2.8% for the year at another (March 5).

RS S&P 500 INDEX VIP SERIES	3

RS S&P 500 Index VIP Series (continued)

Stock market returns were positive during the second quarter, with the S&P 500® Index earning a total return of 6.28% during the period ended June 30 in spite of a 1.66% decline in June.

The Federal Reserve Board (the “Fed”) held monetary conditions steady, keeping the federal funds rate at 5.25%, ever mindful of the continuing threat of inflation in spite of an economy slowed by residential construction. Although growth expectations for the U.S. economy have declined modestly, those of other developed economies (especially in Europe) have increased, creating a consensus of gross domestic product growth estimates from 2.0% to 2.5% for 2007.

Domestically, continuing weakness in the subprime mortgage loan market has created concern that a tightening of credit requirements may exacerbate an already weakened housing market. News of some large hedge fund losses has not helped matters.

Outlook

We will continue to manage the Fund to be substantially fully invested in stocks, attempt to match the S&P 500® Index and keep trading costs to a minimum.

We believe that most signs indicate modest ongoing economic growth, which we hope will continue to sustain corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term due to concerns about inflation and credit quality. Crude oil prices are back above $70 per barrel, some $20 higher than they were in mid-January. We think rate reductions by the Fed seem unlikely this year given the recent strength of the job market and the worrisome inflation reports; and rate increases seem unlikely in the face of a weak housing market.

On balance, we remain optimistic, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

4	RS S&P 500 INDEX VIP SERIES

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Assets Under Management: $285,447,162	Data as of June 30, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	3.47%
General Electric Co.	2.85%
AT&T, Inc.	1.91%
Microsoft Corp.	1.83%
Citigroup, Inc.	1.82%
Bank of America Corp.	1.60%
Procter & Gamble Co.	1.40%
Pfizer, Inc.	1.34%
Chevron Corp.	1.34%
Johnson & Johnson	1.32%
Total	18.88%

[1]

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

[3]

The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS S&P 500 INDEX VIP SERIES	5

RS S&P 500 Index VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year to Date	1 Year	3 Year	5 Year	Since Inception
RS S&P 500 Index VIP Series	08/25/99	6.85%	20.17%	11.37%	10.37%	2.51%
S&P 500® Index[3]		6.96%	20.59%	11.67%	10.71%	2.73%

Results of a Hypothetical $10,000 Investment If invested on 08/25/99

The chart above shows the performance of a hypothetical $10,000 investment made in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS S&P 500 INDEX VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,068.50	$1.44	0.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.41	$1.40	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS S&P 500 INDEX VIP SERIES	7

Schedule of Investments — RS S&P 500 Index VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 98.2%
Aerospace & Defense — 2.6%
General Dynamics Corp.	8,896	$695,845
Goodrich Corp.	2,074	123,528
Honeywell International, Inc.	15,604	878,193
L-3 Communications Holdings, Inc.	2,900	282,431
Lockheed Martin Corp.	7,403	696,844
Northrop Grumman Corp.	8,930	695,379
Precision Castparts Corp.	2,900	351,944
Raytheon Co.	10,352	557,869
Rockwell Collins, Inc.	2,736	193,271
The Boeing Co.	15,941	1,532,887
United Technologies Corp.	20,200	1,432,786

		7,440,977
Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	3,400	178,568
FedEx Corp.	6,394	709,542
United Parcel Service, Inc., Class B	22,059	1,610,307

		2,498,417
Airlines — 0.1%
Southwest Airlines Co.	18,199	271,347

		271,347
Auto Components — 0.2%
Johnson Controls, Inc.	4,088	473,268
The Goodyear Tire & Rubber Co.(1)	4,322	150,232

		623,500
Automobiles — 0.4%
Ford Motor Co.	36,944	348,012
General Motors Corp.	11,434	432,205
Harley-Davidson, Inc.	5,221	311,224

		1,091,441
Beverages — 2.1%
Anheuser-Busch Companies, Inc.	15,462	806,498
Brown-Forman Corp., Class B	2,046	149,522
Coca-Cola Co.	42,764	2,236,985
Coca-Cola Enterprises, Inc.	8,124	194,976
Constellation Brands, Inc., Class A(1)	3,500	84,980
Molson Coors Brewing Co., Class B	1,841	170,219
Pepsi Bottling Group, Inc.	4,264	143,611
PepsiCo., Inc.	32,671	2,118,714

		5,905,505
Biotechnology — 1.1%
Amgen, Inc.(1)	23,617	1,305,784
Biogen Idec, Inc.(1)	7,754	414,839
Celgene Corp.(1)	8,100	464,373
Genzyme Corp.(1)	5,005	322,322
Gilead Sciences, Inc.(1)	18,400	713,368

		3,220,686
Building Products — 0.2%
American Standard Companies, Inc.	3,957	233,384
Masco Corp.	7,420	211,247

		444,631
Capital Markets — 3.6%
Ameriprise Financial, Inc.	4,567	290,324
Bank of New York, Inc.	14,970	620,357

June 30, 2007 (unaudited)	Shares	Value

Capital Markets (continued)
Bear Stearns Companies, Inc.	2,876	$402,640
Charles Schwab Corp.	22,577	463,280
E*TRADE Financial Corp.(1)	10,100	223,109
Federated Investors, Inc., Class B	1,739	66,656
Franklin Resources, Inc.	3,987	528,158
Janus Capital Group, Inc.	6,726	187,252
Legg Mason, Inc.	2,500	245,950
Lehman Brothers Holdings, Inc.	10,848	808,393
Mellon Financial Corp.	8,485	373,340
Merrill Lynch & Co., Inc.	18,064	1,509,789
Morgan Stanley	21,983	1,843,934
Northern Trust Corp.	3,863	248,159
State Street Corp.	6,370	435,708
T. Rowe Price Group, Inc.	4,316	223,957
The Goldman Sachs Group, Inc.	8,902	1,929,509

		10,400,515
Chemicals — 1.5%
Air Products & Chemicals, Inc.	3,869	310,952
Ashland, Inc.	1,031	65,932
Dow Chemical Co.	19,542	864,147
E.I. Du Pont de Nemours & Co.	18,905	961,130
Eastman Chemical Co.	1,156	74,366
Ecolab, Inc.	4,704	200,861
Hercules, Inc.(1)	1,633	32,088
International Flavors & Fragrances, Inc.	1,417	73,882
Monsanto Co.	11,514	777,656
PPG Industries, Inc.	2,995	227,950
Praxair, Inc.	5,483	394,721
Rohm & Haas Company	3,888	212,596
Sigma-Aldrich Corp.	2,702	115,294

		4,311,575
Commercial Banks — 3.7%
BB&T Corp.	10,334	420,387
Comerica, Inc.	3,064	182,216
Commerce Bancorp, Inc.	3,500	129,465
Compass Bancshares, Inc.	2,100	144,858
Fifth Third Bancorp	11,754	467,457
First Horizon National Corp.	2,992	116,688
Huntington Bancshares, Inc.	7,298	165,956
KeyCorp	7,242	248,618
M & T Bank Corp.	2,000	213,800
Marshall & Ilsley Corp.	6,396	304,641
National City Corp.	13,347	444,722
PNC Financial Services Group, Inc.	6,805	487,102
Regions Financial Corp.	15,927	527,184
SunTrust Banks, Inc.	7,523	645,022
Synovus Financial Corp.	5,299	162,679
U.S. Bancorp	37,797	1,245,411
Wachovia Corp.	39,013	1,999,416
Wells Fargo & Co.	69,410	2,441,150
Zions Bancorporation	1,672	128,594

		10,475,366
Commercial Services & Supplies — 0.6%
Allied Waste Industries, Inc.(1)	4,913	66,129
Avery Dennison Corp.	2,079	138,212
Cintas Corp.	3,041	119,907

The accompanying notes are an integral part of these financial statements.

8	RS S&P 500 INDEX VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Commercial Services & Supplies (continued)
Equifax, Inc.	2,150	$95,503
Monster Worldwide, Inc.(1)	2,470	101,517
Pitney Bowes, Inc.	8,465	396,331
R.R. Donnelley & Sons Co.	4,695	204,279
Robert Half International, Inc.	2,619	95,594
Waste Management, Inc.	11,422	446,029

		1,663,501
Communications Equipment — 2.6%
ADC Telecomm., Inc.(1)	1,701	31,179
Avaya, Inc.(1)	10,957	184,516
Ciena Corp.(1)	2,154	77,824
Cisco Systems, Inc.(1)	129,463	3,605,545
Corning, Inc.(1)	30,763	785,995
JDS Uniphase Corp.(1)	3,432	46,092
Juniper Networks, Inc.(1)	11,000	276,870
Motorola, Inc.	50,705	897,478
QUALCOMM, Inc.	34,668	1,504,244
Tellabs, Inc.(1)	8,953	96,334

		7,506,077
Computers & Peripherals — 3.9%
Apple, Inc.(1)	18,133	2,212,951
Dell, Inc.(1)	47,143	1,345,933
EMC Corp.(1)	45,971	832,075
Hewlett-Packard Co.	55,301	2,467,531
International Business Machines Corp.	30,222	3,180,866
Lexmark International Group, Inc., Class A(1)	2,204	108,679
NCR Corp.(1)	2,932	154,047
Network Appliance, Inc.(1)	8,633	252,084
QLogic Corp.(1)	2,794	46,520
SanDisk Corp.(1)	4,800	234,912
Sun Microsystems, Inc.(1)	76,632	403,084

		11,238,682
Construction & Engineering — 0.1%
Fluor Corp.	2,106	234,545

		234,545
Construction Materials — 0.1%
Vulcan Materials Co.	2,118	242,596

		242,596
Consumer Finance — 1.0%
American Express Co.	23,837	1,458,348
Capital One Financial Corp.	11,040	865,977
SLM Corp.	7,586	436,802

		2,761,127
Containers & Packaging — 0.2%
Ball Corp.	1,698	90,283
Bemis Co., Inc.	2,984	99,009
Pactiv Corp.(1)	2,370	75,579
Sealed Air Corp.	4,710	146,104
Temple-Inland, Inc.	1,604	98,694

		509,669

June 30, 2007 (unaudited)	Shares	Value

Distributors — 0.1%
Genuine Parts Co.	5,413	$268,485

		268,485
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A(1)	2,958	172,836
H & R Block, Inc.	6,318	147,652

		320,488
Diversified Financial Services — 5.0%
Bank of America Corp.	93,181	4,555,619
Chicago Mercantile Exchange Holdings, Inc.	700	374,052
CIT Group, Inc.	4,000	219,320
Citigroup, Inc.	101,338	5,197,626
JPMorgan Chase & Co.	72,408	3,508,167
Moody’s Corp.	4,648	289,106

		14,143,890
Diversified Telecommunication Services — 3.1%
AT&T, Inc.	131,088	5,440,152
CenturyTel, Inc.	2,122	104,084
Citizens Communications Co.	9,221	140,805
Embarq Corp.	2,740	173,634
Qwest Communications International, Inc. (1)	32,677	316,967
Verizon Communications	60,336	2,484,033
Windstream Corp.	10,529	155,408

		8,815,083
Electric Utilities — 2.6%
Allegheny Energy, Inc.(1)	3,880	200,751
Ameren Corp.	4,315	211,478
American Electric Power, Inc.	7,774	350,141
CenterPoint Energy, Inc.	7,948	138,295
CMS Energy Corp.	7,452	128,174
Consolidated Edison, Inc.	4,764	214,952
Dominion Resources, Inc.	6,657	574,566
DTE Energy Co.	4,105	197,943
Duke Energy Corp.	23,302	426,427
Edison International	6,073	340,817
Entergy Corp.	4,652	499,392
Exelon Corp.	14,956	1,085,806
FirstEnergy Corp.	7,451	482,303
FPL Group, Inc.	8,412	477,297
NiSource, Inc.	4,793	99,263
PG&E Corp.	6,780	307,134
Pinnacle West Capital Corp.	1,550	61,767
PPL Corp.	8,216	384,427
Progress Energy, Inc.	5,078	231,506
Public Service Enterprise Group, Inc.	5,184	455,051
Southern Co.	13,384	458,937
TECO Energy, Inc.	2,588	44,462
Xcel Energy, Inc.	9,253	189,409

		7,560,298
Electrical Equipment — 0.4%
Cooper Industries Ltd., Class A	4,188	239,093
Emerson Electric Co.	15,390	720,252
Rockwell Automation, Inc.	3,531	245,193

		1,204,538

The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	9

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(1)	9,869	$379,365
Jabil Circuit, Inc.	5,356	118,207
Molex, Inc.	2,894	86,849
Sanmina-SCI Corp.(1)	9,102	28,489
Solectron Corp.(1)	24,921	91,709
Tektronix, Inc.	1,335	45,043

		749,662
Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	6,815	573,346
BJ Services Co.	7,888	224,335
ENSCO International, Inc.	3,100	189,131
Halliburton Co.	20,590	710,355
Nabors Industries, Inc.(1)	6,320	210,962
National-Oilwell Varco, Inc.(1)	3,900	406,536
Noble Corp.	3,207	312,747
Rowan Companies, Inc.	2,114	86,632
Schlumberger Ltd.	24,058	2,043,486
Smith International, Inc.	4,000	234,560
Transocean, Inc.(1)	6,670	706,886
Weatherford International Ltd.(1)	7,700	425,348

		6,124,324
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	8,757	512,460
CVS Caremark Corp.	31,888	1,162,318
Kroger Co.	16,796	472,471
Safeway, Inc.	9,270	315,458
Supervalu, Inc.	4,307	199,500
Sysco Corp.	12,894	425,373
Wal-Mart Stores, Inc.	53,782	2,587,452
Walgreen Co.	19,380	843,805
Whole Foods Market, Inc.	2,600	99,580

		6,618,417
Food Products — 1.5%
Archer-Daniels-Midland Co.	14,488	479,408
Campbell Soup Co.	7,064	274,154
ConAgra Foods, Inc.	8,985	241,337
Dean Foods Co.	2,600	82,862
General Mills, Inc.	6,325	369,506
H.J. Heinz Co.	6,812	323,366
Hershey Co.	5,575	282,206
Kellogg Co.	6,792	351,758
Kraft Foods, Inc., Class A	31,645	1,115,486
McCormick & Co., Inc.	2,128	81,247
Sara Lee Corp.	12,896	224,390
Tyson Foods, Inc., Class A	4,500	103,680
W.M. Wrigley Jr. Co.	5,402	298,785

		4,228,185
Gas Utilities — 0.3%
Integrys Energy Group, Inc.	499	25,314
KeySpan Corp.	4,794	201,252
NICOR, Inc.	938	40,259
Questar Corp.	3,400	179,690
Sempra Energy	5,394	319,487

		766,002

June 30, 2007 (unaudited)	Shares	Value

Health Care Equipment & Supplies — 1.6%
Bausch & Lomb, Inc.	806	$55,969
Baxter International, Inc.	13,886	782,337
Becton Dickinson & Co., Inc.	4,439	330,706
Biomet, Inc.	5,138	234,909
Boston Scientific Corp.(1)	26,319	403,734
C.R. Bard, Inc.	1,891	156,253
Hospira, Inc.(1)	2,597	101,387
Medtronic, Inc.	24,740	1,283,016
St. Jude Medical, Inc.(1)	8,090	335,654
Stryker Corp.	7,212	455,005
Varian Medical Systems, Inc.(1)	2,600	110,526
Zimmer Holdings, Inc.(1)	5,170	438,881

		4,688,377
Health Care Providers & Services — 2.2%
Aetna, Inc.	12,292	607,225
AmerisourceBergen Corp.	4,226	209,060
Cardinal Health, Inc.	8,368	591,115
Cigna Corp.	6,888	359,691
Coventry Health Care, Inc.(1)	3,150	181,597
Express Scripts, Inc.(1)	7,076	353,871
Humana, Inc.(1)	3,135	190,953
Laboratory Corp. of America(1)	2,400	187,824
Manor Care, Inc.	1,471	96,042
McKesson Corp.	5,759	343,467
Medco Health Solutions, Inc.(1)	6,534	509,587
Patterson Companies, Inc.(1)	2,100	78,267
Quest Diagnostics, Inc.	3,696	190,898
Tenet Healthcare Corp.(1)	7,310	47,588
UnitedHealth Group, Inc.	27,600	1,411,464
WellPoint, Inc.(1)	12,606	1,006,337

		6,364,986
Health Care Technology — 0.0%
IMS Health, Inc.	4,244	136,360

		136,360
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	10,827	528,033
Darden Restaurants, Inc.	2,562	112,702
Harrah’s Entertainment, Inc.	3,771	321,516
Hilton Hotels Corp.	8,124	271,910
International Game Technology	7,684	305,055
Marriott International, Inc., Class A	7,232	312,712
McDonald’s Corp.	24,461	1,241,640
Starbucks Corp.(1)	15,064	395,279
Starwood Hotels & Resorts Worldwide, Inc.	4,298	288,267
Wendy’s International, Inc.	2,530	92,978
Wyndham Worldwide Corp.(1)	3,797	137,679
Yum! Brands, Inc.	10,346	338,521

		4,346,292
Household Durables — 0.5%
Black & Decker Corp.	1,205	106,414
Centex Corp.	2,442	97,924
D. R. Horton, Inc.	5,000	99,650
Fortune Brands, Inc.	2,245	184,921
Harman International Industries, Inc.	1,300	151,840

The accompanying notes are an integral part of these financial statements.

10	RS S&P 500 INDEX VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Household Durables (continued)
KB HOME	1,490	$58,661
Leggett & Platt, Inc.	2,928	64,562
Lennar Corp., Class A	3,400	124,304
Newell Rubbermaid, Inc.	5,096	149,975
Pulte Homes, Inc.	4,860	109,107
Snap-On, Inc.	873	44,095
Stanley Works	1,281	77,757
Whirlpool Corp.	1,159	128,881

		1,398,091
Household Products — 1.9%
Clorox Co.	3,445	213,934
Colgate-Palmolive Co.	9,818	636,697
Kimberly-Clark Corp.	9,529	637,395
Procter & Gamble Co.	65,562	4,011,739

		5,499,765
Independent Power Producers & Energy Traders — 0.5%
Constellation Energy Group, Inc.	3,844	335,082
Dynegy, Inc., Class A(1)	5,736	54,148
The AES Corp.(1)	13,081	286,212
TXU Corp.	9,960	670,308

		1,345,750
Industrial Conglomerates — 3.9%
3M Co.	15,694	1,362,082
General Electric Co.	212,951	8,151,764
Textron, Inc.	2,366	260,520
Tyco International Ltd.	38,378	1,296,793

		11,071,159
Information Technology Services — 1.0%
Affiliated Computer Services, Inc., Class A(1)	2,300	130,456
Automatic Data Processing, Inc.	9,913	480,483
Cognizant Technology Solutions Corp., Class A(1)	2,600	195,234
Computer Sciences Corp.(1)	3,266	193,184
Convergys Corp.(1)	2,590	62,782
Electronic Data Systems Corp.	10,014	277,688
Fidelity National Information Services, Inc.	3,300	179,124
First Data Corp.	15,929	520,400
Fiserv, Inc.(1)	3,775	214,420
Paychex, Inc.	7,597	297,195
Unisys Corp.(1)	4,833	44,174
Western Union Co.	15,929	331,801

		2,926,941
Insurance — 4.6%
ACE Ltd.	6,224	389,124
AFLAC, Inc.	11,497	590,946
Allstate Corp.	13,399	824,172
Ambac Financial Group, Inc.	2,084	181,704
American International Group, Inc.	53,503	3,746,815
Aon Corp.	5,608	238,957
Assurant, Inc.	2,100	123,732
Chubb Corp.	7,936	429,655
Cincinnati Financial Corp.	4,875	211,575
Genworth Financial, Inc., Class A	8,000	275,200
Lincoln National Corp.	6,446	457,344

June 30, 2007 (unaudited)	Shares	Value

Insurance (continued)
Loews Corp.	9,663	$492,620
Marsh & McLennan Cos., Inc.	11,451	353,607
MBIA, Inc.	2,700	167,994
MetLife, Inc.	15,772	1,016,979
Principal Financial Group, Inc.	5,188	302,409
Progressive Corp.	14,224	340,380
Prudential Financial, Inc.	9,477	921,449
SAFECO Corp.	2,047	127,446
The Hartford Financial Services Group, Inc.	5,690	560,522
The Travelers Companies, Inc.	13,898	743,543
Torchmark Corp.	1,782	119,394
UnumProvident Corp.	9,310	243,084
XL Capital Ltd., Class A	3,956	333,451

		13,192,102
Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,400	437,824
IAC/ InterActiveCorp(1)	4,000	138,440

		576,264
Internet Software & Services — 1.4%
eBay, Inc.(1)	25,334	815,248
Google, Inc., Class A(1)	4,400	2,302,872
VeriSign, Inc.(1)	4,100	130,093
Yahoo! Inc.(1)	25,976	704,729

		3,952,942
Leisure Equipment & Products — 0.2%
Brunswick Corp.	1,348	43,985
Eastman Kodak Co.	7,563	210,478
Hasbro, Inc.	2,589	81,321
Mattel, Inc.	9,333	236,032

		571,816
Life Sciences Tools & Services — 0.3%
Applera Corp. — Applied Biosystems Group	3,176	96,995
Millipore Corp.(1)	723	54,290
PerkinElmer, Inc.	1,870	48,732
Thermo Fisher Scientific, Inc.(1)	8,790	454,619
Waters Corp.(1)	1,962	116,464

		771,100
Machinery — 1.8%
Caterpillar, Inc.	13,694	1,072,240
Cummins, Inc.	2,036	206,064
Danaher Corp.	5,066	382,483
Deere & Company	4,466	539,225
Dover Corp.	7,032	359,687
Eaton Corp.	2,646	246,078
Illinois Tool Works, Inc.	11,408	618,199
Ingersoll-Rand Co. Ltd., Class A	5,794	317,627
ITT Industries, Inc.	4,742	323,784
PACCAR, Inc.	5,273	458,962
Pall Corp.	2,232	102,650
Parker-Hannifin Corp.	2,365	231,557
Terex Corp.(1)	1,900	154,470

		5,013,026

The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	11

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

Media — 3.4%
CBS Corp., Class B	15,737	$524,357
Citadel Broadcasting Corp.	3,257	21,008
Clear Channel Communications, Inc.	9,954	376,460
Comcast Corp.(1)	64,632	1,817,452
Dow Jones & Co., Inc.	1,257	72,215
Gannett Co., Inc.	5,313	291,950
Interpublic Group Cos., Inc.(1)	7,803	88,954
McGraw-Hill Cos., Inc.	7,324	498,618
Meredith Corp.	742	45,707
New York Times Co., Class A	3,273	83,134
News Corp., Class A	47,300	1,003,233
Omnicom Group, Inc.	6,222	329,268
Scripps E.W. Co., Class A	1,600	73,104
The DIRECTV Group, Inc.(1)	15,600	360,516
Time Warner, Inc.	86,724	1,824,673
Tribune Co.	6,418	188,689
Viacom, Inc., Class B(1)	15,737	655,131
Walt Disney Co.	42,416	1,448,082

		9,702,551
Metals & Mining — 0.9%
Alcoa, Inc.	18,625	754,871
Allegheny Technologies, Inc.	2,406	252,341
Freeport-McMoran Copper & Gold, Inc., Class B	7,403	613,117
Newmont Mining Corp.	9,604	375,132
Nucor Corp.	6,822	400,111
United States Steel Corp.	2,788	303,195

		2,698,767
Multiline Retail — 1.2%
Big Lots, Inc.(1)	1,734	51,014
Dillards, Inc., Class A	1,262	45,344
Dollar General Corp.	6,584	144,321
Family Dollar Stores, Inc.	2,592	88,958
Federated Department Stores, Inc.	11,094	441,319
J.C. Penney Co., Inc.	5,398	390,707
Kohl’s Corp.(1)	6,913	491,030
Nordstrom, Inc.	5,040	257,645
Sears Holdings Corp.(1)	1,811	306,965
Target Corp.	17,546	1,115,926

		3,333,229
Office Electronics — 0.1%
Xerox Corp.(1)	20,891	386,066

		386,066
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	9,186	477,580
Apache Corp.	7,096	578,963
Chesapeake Energy Corp.	6,700	231,820
Chevron Corp.	45,419	3,826,097
ConocoPhillips	34,735	2,726,697
CONSOL Energy, Inc	3,600	165,996
Devon Energy Corp.	8,698	680,966
El Paso Corp.	13,790	237,602
EOG Resources, Inc.	4,845	353,976
Exxon Mobil Corp.	118,002	9,898,008
Hess Corp.	5,421	319,622
Marathon Oil Corp.	14,496	869,180

June 30, 2007 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	3,000	$178,320
Occidental Petroleum Corp.	17,458	1,010,469
Peabody Energy Corp.	5,300	256,414
Spectra Energy Corp.	11,651	302,460
Sunoco, Inc.	2,532	201,750
Valero Energy Corp.	12,700	938,022
Williams Companies, Inc.	10,715	338,808
XTO Energy, Inc.	9,233	554,903

		24,147,653
Paper & Forest Products — 0.3%
International Paper Co.	9,605	375,075
MeadWestvaco Corp.	2,990	105,607
Weyerhaeuser Co.	5,010	395,439

		876,121
Personal Products — 0.2%
Avon Products, Inc.	9,396	345,303
Estee Lauder Companies, Inc., Class A	2,300	104,673

		449,976
Pharmaceuticals — 6.2%
Abbott Laboratories	32,289	1,729,076
Allergan, Inc.	5,726	330,047
Barr Pharmaceuticals, Inc.(1)	2,000	100,460
Bristol-Myers Squibb Co.	41,437	1,307,752
Eli Lilly & Co.	22,839	1,276,243
Forest Laboratories, Inc.(1)	7,079	323,156
Johnson & Johnson	60,954	3,755,985
King Pharmaceuticals, Inc.(1)	3,645	74,577
Merck & Co., Inc.	45,858	2,283,728
Mylan Laboratories, Inc.	4,500	81,855
Pfizer, Inc.	150,003	3,835,577
Schering-Plough Corp.	31,420	956,425
Watson Pharmaceuticals, Inc.(1)	1,956	63,629
Wyeth	27,069	1,552,136

		17,670,646
Real Estate Investment Trusts — 1.0%
Apartment Investment & Management Co., Class A	3,463	174,604
Archstone-Smith Trust	4,200	248,262
AvalonBay Communities, Inc.	1,600	190,208
Boston Properties, Inc.	2,200	224,686
Developers Diversified Realty Corp.	2,600	137,046
Equity Residential	5,321	242,797
Host Hotels & Resorts, Inc.	10,800	249,696
Kimco Realty Corp.	4,200	159,894
Plum Creek Timber Co., Inc.	3,362	140,061
ProLogis	5,292	301,115
Public Storage, Inc.	2,900	222,778
Simon Property Group, Inc.	4,402	409,562
Vornado Realty Trust	2,700	296,568

		2,997,277
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	3,700	135,050

		135,050

The accompanying notes are an integral part of these financial statements.

12	RS S&P 500 INDEX VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Road & Rail — 0.8%
Burlington Northern Santa Fe Corp.	7,561	$643,744
CSX Corp.	8,968	404,277
Norfolk Southern Corp.	8,129	427,342
Ryder System, Inc.	930	50,034
Union Pacific Corp.	5,442	626,646

		2,152,043
Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(1)	11,902	170,199
Altera Corp.	6,790	150,263
Analog Devices, Inc.	6,027	226,856
Applied Materials, Inc.	29,509	586,344
Broadcom Corp., Class A(1)	9,144	267,462
Intel Corp.	118,353	2,812,067
KLA-Tencor Corp.	3,328	182,874
Linear Technology Corp.	5,347	193,454
LSI Logic Corp.(1)	14,361	107,851
Maxim Integrated Products, Inc.	7,129	238,180
MEMC Electronic Materials, Inc.(1)	4,600	281,152
Micron Technology, Inc.(1)	15,228	190,807
National Semiconductor Corp.	6,658	188,222
Novellus Systems, Inc.(1)	2,370	67,237
NVIDIA Corp.(1)	8,174	337,668
PMC-Sierra, Inc.(1)	3,328	25,725
Teradyne, Inc.(1)	3,377	59,368
Texas Instruments, Inc.	31,480	1,184,592
Xilinx, Inc.	5,730	153,392

		7,423,713
Software — 3.2%
Adobe Systems, Inc.(1)	11,654	467,908
Autodesk, Inc.(1)	4,116	193,781
BMC Software, Inc.(1)	3,606	109,262
CA, Inc.	9,555	246,806
Citrix Systems, Inc.(1)	4,616	155,421
Compuware Corp.(1)	5,622	66,677
Electronic Arts, Inc.(1)	6,400	302,848
Intuit, Inc.(1)	6,330	190,406
Microsoft Corp.	177,565	5,232,840
Novell, Inc.(1)	7,029	54,756
Oracle Corp.(1)	83,811	1,651,915
Symantec Corp.(1)	21,273	429,715

		9,102,335
Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A	1,500	109,470
AutoNation, Inc.(1)	4,700	105,468
AutoZone, Inc.(1)	1,474	201,378
Bed, Bath & Beyond, Inc.(1)	5,064	182,253
Best Buy Co., Inc.	8,740	407,896
Circuit City Stores, Inc.	3,140	47,351
Gap, Inc.	14,914	284,857
Limited Brands, Inc.	9,195	252,403
Lowe’s Companies, Inc.	30,368	931,994
Office Depot, Inc.(1)	6,624	200,707
OfficeMax, Inc.	2,141	84,141
RadioShack Corp.	2,565	85,004
Sherwin-Williams Co.	2,251	149,624
Staples, Inc.	13,890	329,610
The Home Depot, Inc.	42,730	1,681,426

June 30, 2007 (unaudited)	Shares	Value

Specialty Retail (continued)
Tiffany & Co.	3,379	$179,290
TJX Cos., Inc.	8,072	221,980

		5,454,852
Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	7,600	360,164
Jones Apparel Group, Inc.	1,927	54,438
Liz Claiborne, Inc.	1,595	59,493
NIKE, Inc., Class B	8,816	513,885
Polo Ralph Lauren Corp.	1,200	117,732
V.F. Corp.	1,636	149,825

		1,255,537
Thrifts & Mortgage Finance — 1.3%
Countrywide Financial Corp.	12,410	451,104
Federal Home Loan Mortgage Corp.	13,787	836,871
Federal National Mortgage Association	19,513	1,274,784
Hudson City Bancorp, Inc.	10,500	128,310
MGIC Investment Corp.	1,536	87,337
Sovereign Bancorp, Inc.	9,765	206,432
Washington Mutual, Inc.	18,321	781,207

		3,766,045
Tobacco — 1.2%
Altria Group, Inc.	43,295	3,036,711
Reynolds American, Inc.	4,678	305,006
UST, Inc.	3,831	205,763

		3,547,480
Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	2,192	203,966

		203,966
Wireless Telecommunication Services — 0.6%
ALLTEL Corp.	6,702	452,720
Sprint Nextel Corp.	59,117	1,224,313

		1,677,033

Total Common Stocks (Cost $204,340,485)		280,474,840

	Principal Amount	Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
United States Treasury Bill 4.602% due 9/20/2007(2)	$230,000	$227,619

		227,619

Total U.S. Government Securities (Cost $227,619)		227,619

The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	13

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y (3)	5	$228
RS Emerging Growth Fund, Class Y (3)	22	865
RS Emerging Markets Fund, Class A (3)	6	157
RS Global Natural Resources Fund, Class Y (3)	67	2,436
RS Growth Fund, Class Y (3)	50	838
RS Investors Fund, Class Y (3)	129	1,667
RS MidCap Opportunities Fund, Class Y (3)	43	697
RS Partners Fund, Class Y (3)	16	617
RS Smaller Company Growth Fund, Class Y (3)	22	501
RS Value Fund, Class Y (3)	15	474

Total Other Investments (Cost $7,942)		8,480

June 30, 2007 (unaudited)	Principal Amount	Value
Repurchase Agreements — 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 5.13% dated 6/29/07, maturity value of $4,489,919, due 7/2/07, collateralized by $4,575,00 in FNMA, 6.125%, due 6/27/17, with a value of $4,580,719	$4,488,000	$4,488,000

Total Repurchase Agreements (Cost $4,488,000)		4,488,000

Total Investments — 99.9% (Cost $209,064,046)		285,198,939

Other Assets, Net — 0.1%		248,223

Total Net Assets — 100.0%		$285,447,162

(1)	Non income-producing security.
(2)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts — 1.6%
S&P 500 Index	12	9/2007	$4,546	$(47,010)

The accompanying notes are an integral part of these financial statements.

14	RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$285,198,939
Cash and cash equivalents	882
Dividends/interest receivable	303,618
Receivable for fund shares subscribed	48,852
Prepaid expenses	6,422

Total Assets	285,558,713

Liabilities
Payable to adviser	47,584
Deferred trustees’ compensation	8,480
Payable for variation margin	5,400
Payable for fund shares redeemed	5,160
Payable for investments purchased	2,831
Accrued expenses/other liabilities	42,096

Total Liabilities	111,551

Total Net Assets	$285,447,162

Net Assets Consist of:
Paid-in capital	337,896,840
Accumulated undistributed net investment income	2,520,485
Accumulated net realized loss from investments and futures contracts	(131,058,046)
Net unrealized appreciation on investments and futures contracts	76,087,883

Total Net Assets	$285,447,162

Investments, at Cost	$209,064,046

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	25,796,484

Net Asset Value Per Share	$11.07

Statement of Operations For the Six Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$141,414
Dividends	2,600,010

Total Investment Income	2,741,424

Expenses
Investment advisory fees	343,930
Custodian fees	50,037
Professional fees	25,867
Shareholder reports	12,761
Registration fees	11,556
Trustees’ fees and expenses	6,997
Insurance expense	5,802
Administrative service fees	4,181
Other expense	707

Total Expenses	461,838
Less: Fee waiver by adviser	(76,740)
Custody credits	(137)

Total Expenses, net	384,961

Net Investment Income	2,356,463

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain from investments	742,753
Net realized gain from futures contracts	296,374
Net change in unrealized appreciation on investments	14,994,161
Net change in unrealized (depreciation) on futures contracts	(53,130)

Net Gain on Investments and Futures Contracts	15,980,158

Net Increase in Net Assets Resulting from Operations	$18,336,621

The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	15

Financial Information — RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$2,356,463	$4,108,892
Net realized gain on investments and futures contracts	1,039,127	201,503
Net change in unrealized appreciation on investments and futures contracts	14,941,031	30,966,600

Net Increase in Net Assets Resulting from Operations	18,336,621	35,276,995

Distributions to Shareholders
Net investment income	—	(4,039,774)

Total Distributions	—	(4,039,774)

Capital Share Transactions
Proceeds from sales of shares	10,836,191	30,197,829
Reinvestment of distributions	—	4,039,774
Cost of shares redeemed	(12,116,428)	(16,612,725)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,280,237)	17,624,878

Net Increase in Net Assets	17,056,384	48,862,099

Net Assets
Beginning of period	268,390,778	219,528,679

End of period	$285,447,162	$268,390,778

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,520,485	$164,022

Other Information:
Shares
Sold	1,018,664	3,150,395
Reinvested	—	411,347
Redeemed	(1,127,156)	(1,722,127)

Net Increase/(Decrease)	(108,492)	1,839,615

The accompanying notes are an integral part of these financial statements.

16	RS S&P 500 INDEX VIP SERIES

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The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	17

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the six months ended June 30, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Distributions From Net Investment Income

Six Months Ended 06/30/07(1)	$10.36	$0.09	$0.62	$0.71	$—

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)

Year Ended 12/31/03	6.44	0.11	1.70	1.81	(0.11)

Year Ended 12/31/02	8.47	0.14	(2.03)	(1.89)	(0.14)

The accompanying notes are an integral part of these financial statements.

18	RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets		Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.07	6.85%	$285,447	0.28%	(a)	0.34%	1.71%	(a)	1.65%	0%

10.36	15.46%	268,391	0.28%	(a)	0.36%	1.72%	(a)	1.64%	2%

9.12	4.54%	219,529	0.28%		0.37%	1.61%		1.52%	2%

8.86	10.59%	202,818	0.28%		0.36%	1.75%		1.67%	1%

8.14	28.25%	170,825	0.28%		0.40%	1.51%		1.39%	12%

6.44	(22.42)%	127,984	0.28%		0.34%	1.29%		1.23%	17%

(1)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES	19

Notes to Financial Statements — RS S&P 500 Index VIP Series

June 30, 2007 (unaudited)

Note A. Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund” or “SP500IV”) is a series of the Trust. SP500IV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of SP500IV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $137. The Fund could have employed the

20	RS S&P 500 INDEX VIP SERIES

uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Futures Contracts

SP500IV may enter into financial futures contracts. In entering into such contracts, SP500IV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by SP500IV each day, depending on the daily fluctuations in the value of the underlying contracts, and are recorded for financial statement purposes as variation margins paid or received by SP500IV. The daily changes in the variation margin are recognized as unrealized gains or losses by SP500IV. SP500IV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for SP500IV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of SP500IV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

Ordinary Income
2006	$4,039,774

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)
$165,876	$(127,236,087)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund elected to defer $504,522 net capital losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(114,242,796)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(126,731,565)

RS S&P 500 INDEX VIP SERIES	21

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)

Note B. Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund.

Pursuant to a Sub-Administration and Accounting Services Agreement, Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments, receives fees at an annual rate of 0.2375% of the Fund’s average daily net assets from RS Investments.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.28% of the average daily net assets of SP500IV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $5,535,101 and $1,321,430, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $86,111,801 and $14,751,247, respectively, resulting in net unrealized appreciation of $71,360,554. The cost of investments owned at June 30, 2007 for federal income tax purposes was $213,838,385.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities.

Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, SP500IV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SP500IV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

22	RS S&P 500 INDEX VIP SERIES

Note E. Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SP500IV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	1,018,664	3,150,395	$10,836,191	$30,197,829
Shares issued in reinvestment of dividends	—	411,347	—	4,039,774
Shares repurchased	(1,127,156)	(1,722,127)	(12,116,428)	(16,612,725)

Net increase/(decrease)	(108,492)	1,839,615	($1,280,237)	$17,624,878

Note F. Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I. Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through

RS S&P 500 INDEX VIP SERIES	23

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

June 30, 2007 (unaudited)

2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

24	RS S&P 500 INDEX VIP SERIES

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

RS S&P 500 INDEX VIP SERIES	25

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

26

Supplemental Information — unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

27

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

R. Robin Menzies (Baillie Gifford Overseas Limited)

has managed RS International Growth VIP Series since 1993*. In this role, Mr. Menzies works with the investment management teams at Baillie Gifford Overseas Limited (“BG Overseas”), which make the securities selections for the Fund, and an investment policy committee BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

The RS International Growth VIP Series seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks that the sub-adviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

Despite expectations of further interest rate hikes in many countries, international equity markets performed strongly in aggregate. The RS International Growth VIP Series produced positive absolute returns of 5.37% during the second quarter and 10.33% year-to-date ended June 30, 2007, but it lagged the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Growth Index1, which returned 6.87% and 12.24%, respectively.

Portfolio Review

European capital goods and utilities companies were the best performers, with Sandvik, Atlas Copco, and Electricite de France among the top contributors to relative performance. Performance was also helped by stock selection in Japan, in particular Mitsui & Co., Mitsui O.S.K. Lines (shipping company), and Sumitomo Mitsui Financial Group. It was a similar story for the quarter, with the additional benefit of strong returns from Brazilian companies Petrobras and Banco Itau.

At the sector level, over the second quarter, stock selection in energy, real estate, and utilities helped relative performance, but this was more than offset by stock selection in the banking sector where Svenska Handelsbanken (Sweden), and Unicredito Italiano underperformed; concerns that expected interest rate rises will dent the profits of these leveraged businesses weighed on their share prices.

For the first half of the year, stock selection in the utilities, transportation, food and beverage, and tobacco sectors was good, but this was offset by stock selection in the technology sector where the Fund lost out by not owning two star performers; Nokia (Finland) and Siemens (Germany).

RS INTERNATIONAL GROWTH VIP SERIES	3

RS International Growth VIP Series (continued)

Outlook

We believe that the most influential factors determining the outlook for financial markets are:

➢	The global economy remains strong with the developing nations increasingly to the fore.

➢	Equities still look reasonably valued, with the rising cost of debt offset by robust global growth.

➢	The best prospects are in the industrial sector, which benefits from high levels of investment in the developing economies.

Thank you for your continued support.

R. Robin Menzies

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4	RS INTERNATIONAL GROWTH VIP SERIES

Assets Under Management: $308,114,623	Data as of June 30, 2007

Geographical Location vs. Index

Top Ten Holdings[2]

Company	Country	Percentage of Total Net Assets
Atlas Copco AB	Sweden	3.17%
UBS AG	Switzerland	2.78%
Royal Dutch Shell PLC	United Kingdom	2.68%
Essilor International S.A.	France	2.40%
Kone Oyj	Finland	2.37%
Celesio AG	Germany	2.17%
CRH PLC	Ireland	2.15%
Seadrill Ltd.	Norway	2.06%
Svenska Handelsbanken AB	Sweden	1.93%
L’Oreal S.A.	France	1.91%
Total		23.62%

[1]

The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

RS INTERNATIONAL GROWTH VIP SERIES	5

RS International Growth VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS International Growth VIP Series	02/08/91	10.33%	24.70%	21.65%	15.11%	7.54%	9.91%
MSCI EAFE Growth Index[1]		12.24%	25.71%	21.07%	15.75%	5.47%	6.39%

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.98%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS INTERNATIONAL GROWTH VIP SERIES

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,103.30	$4.94	0.95%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.10	$4.74	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS INTERNATIONAL GROWTH VIP SERIES	7

Schedule of Investments – RS International Growth VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 96.9%
Australia — 5.4%
Beverages — 0.4%
Fosters Group Ltd.	255,500	$1,381,991
Commercial Banks — 1.2%
Australia & NZ Banking Group Ltd.	87,754	2,156,794
Westpac Banking Corp.	77,000	1,675,101

		3,831,895
Commercial Services & Supplies — 0.3%
Brambles Ltd.(1)	89,000	919,032
Construction Engineering — 0.2%
James Hardie Industries N.V.	78,000	576,640
Food & Staples Retailing — 0.8%
Woolworths Ltd.	107,700	2,465,319
Insurance — 0.3%
AMP Ltd.	95,000	815,075
Metals & Mining — 1.5%
BHP Billiton Ltd.	155,956	4,631,651
Oil, Gas & Consumable Fuels — 0.4%
Woodside Petroleum Ltd.	27,900	1,082,153
Real Estate Investment Trusts — 0.3%
Westfield Group	61,000	1,032,248

		16,736,004
Belgium — 1.2%
Diversified Financial Services — 1.2%
Groupe Bruxelles Lambert S.A.	30,000	3,747,295

		3,747,295
Denmark — 2.3%
Chemicals — 1.5%
Novozymes AS, Class B	39,900	4,644,260
Marine — 0.8%
A.P. Moeller-Maersk AS, Class B	206	2,491,452

		7,135,712
Finland — 2.4%
Construction & Engineering — 2.4%
Kone Oyj, Class B	115,400	7,303,353

		7,303,353
France — 9.7%
Diversified Financial Services — 1.6%
Eurazeo	32,734	4,744,938
Food & Staples Retailing — 1.6%
Carrefour S.A.	71,529	5,047,719
Health Care Equipment & Supplies — 2.4%
Essilor International S.A.	61,910	7,404,703
Multi – Utilities — 1.3%
Electricite de France S.A.	36,800	3,998,500
Personal Products — 1.9%
L’Oreal S.A.	49,406	5,871,055
Pharmaceuticals — 0.9%
Sanofi-Aventis	34,620	2,816,070

		29,882,985
Germany — 4.8%
Diversified Financial Services — 1.2%
Deutsche Boerse AG	32,800	3,717,925

June 30, 2007 (unaudited)	Shares	Value

Germany (continued)
Health Care Providers & Services — 2.2%
Celesio AG	102,556	$6,682,041
Software — 1.4%
SAP AG	82,392	4,245,314

		14,645,280
Hong Kong — 1.8%
Commercial Banks — 0.2%
BOC Hong Kong Holdings Ltd.	202,000	479,993
Distributors — 0.2%
Li & Fung Ltd.	177,000	639,483
Diversified Financial Services — 0.5%
Hong Kong Exchanges & Clearing Ltd.	106,000	1,499,335
Media — 0.1%
Television Broadcasts Ltd.	66,000	464,242
Real Estate Management & Development — 0.8%
Cheung Kong Holdings Ltd.	90,000	1,179,788
Hang Lung Properties Ltd.	405,000	1,395,891

		2,575,679

		5,658,732
India — 0.4%
Information Technology Services — 0.4%
Infosys Technologies Ltd., ADR(2)	23,900	1,204,082

		1,204,082
Ireland — 2.1%
Construction Materials — 2.1%
CRH PLC	133,450	6,616,030

		6,616,030
Italy — 1.6%
Commercial Banks — 1.6%
UniCredito Italiano SpA	564,812	5,068,266

		5,068,266
Japan — 18.5%
Automobiles — 1.1%
Nissan Motor Co. Ltd.	310,200	3,328,115
Building Products — 1.1%
Asahi Glass Co.	250,000	3,378,680
Commercial Banks — 1.3%
Mitsubishi UFJ Financial Group, Inc.	377	4,164,223
Construction & Engineering — 0.7%
Chiyoda Corp.	117,000	2,233,096
Electrical Equipment — 0.7%
Mitsubishi Electric Corp.	230,000	2,133,279
Electronic Equipment & Instruments — 3.1%
Hirose Electric Co. Ltd.	20,100	2,647,894
Keyence Corp.	12,400	2,712,138
Nidec Corp.	34,000	1,999,269
YASKAWA Electric Corp.	186,000	2,120,967

		9,480,268
Insurance — 0.9%
Mitsui Sumitomo Insurance Co.	210,000	2,698,234
Internet Software & Services — 0.3%
Rakuten, Inc.	2,578	868,930

The accompanying notes are an integral part of these financial statements.

8

June 30, 2007 (unaudited)	Shares	Value

Japan (continued)
Marine — 0.8%
Mitsui O.S.K. Lines Ltd.	187,000	$2,542,441
Office Electronics — 1.8%
Canon, Inc.	96,100	5,643,070
Paper & Forest Products — 0.5%
Nippon Paper Group, Inc.	461	1,535,107
Real Estate Management & Development — 0.4%
Sumitomo Realty & Development Co. Ltd.	40,000	1,305,990
Road & Rail — 0.8%
Tokyu Corp.	351,000	2,349,027
Specialty Retail — 1.1%
Yamada Denki Co. Ltd.	31,050	3,248,114
Tobacco — 0.8%
Japan Tobacco, Inc.	477	2,355,460
Trading Companies & Distributors — 2.3%
Hitachi High-Technologies Corp.	53,600	1,393,056
Mitsui & Co. Ltd.	282,000	5,622,822

		7,015,878
Wireless Telecommunication Services — 0.8%
KDDI Corp.	349	2,587,915

		56,867,827
Norway — 3.3%
Construction & Engineering — 1.2%
Aker Kvaerner ASA	149,286	3,797,370
Oil, Gas & Consumable Fuels — 2.1%
Seadrill Ltd.(1)	293,927	6,342,636

		10,140,006
Russia — 0.9%
Oil, Gas & Consumable Fuels — 0.4%
OAO Gazprom, ADR(2)	29,500	1,236,050
Wireless Telecommunication Services — 0.5%
Mobile TeleSystems, ADR(2)	27,000	1,635,390

		2,871,440
Singapore — 0.6%
Industrial Conglomerates — 0.6%
Keppel Corp. Ltd.	210,000	1,714,846

		1,714,846
Spain — 1.3%
Diversified Financial Services — 1.3%
Corp. Financiera Alba S.A.	52,585	4,056,754

		4,056,754
Sweden — 8.0%
Commercial Banks — 1.9%
Svenska Handelsbanken AB, Class A	210,987	5,938,560
Health Care Equipment & Supplies — 1.2%
Getinge AB, Class B	170,480	3,695,412
Machinery — 4.9%
Atlas Copco AB, Class B	619,157	9,777,306
Sandvik AB	252,720	5,136,285

		14,913,591

		24,547,563

June 30, 2007 (unaudited)	Shares	Value

Switzerland — 10.7%
Building Products — 1.3%
Geberit AG	24,120	$4,126,959
Commercial Banks — 2.8%
UBS AG	142,300	8,574,114
Computers & Peripherals — 1.0%
Logitech International S.A.(1)	116,296	3,118,047
Food Products — 1.3%
Nestle S.A.	10,670	4,070,585
Health Care Equipment & Supplies — 1.3%
Straumann Holding AG	13,600	3,830,045
Machinery — 0.9%
Schindler Holding AG	43,320	2,890,364
Pharmaceuticals — 0.7%
Basilea Pharmaceutica(1)	10,320	2,285,354
Textiles, Apparel & Luxury Goods — 1.4%
Compagnie Financiere Richemont AG, Class A	69,800	4,200,000

		33,095,468
Taiwan — 0.5%
Semiconductors & Semiconductor Equipment — 0.5%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(2)	126,476	1,407,679

		1,407,679
United Kingdom — 21.4%
Chemicals — 1.3%
Imperial Chemical Industries PLC	328,000	4,096,847
Commercial Banks — 3.3%
Royal Bank of Scotland	449,664	5,715,804
Standard Chartered PLC	137,000	4,484,289

		10,200,093
Commercial Services & Supplies — 1.6%
Capita Group PLC	142,000	2,070,191
Hays PLC	774,000	2,661,687

		4,731,878
Containers & Packaging — 1.0%
Rexam PLC	313,000	3,134,821
Food Products — 1.2%
Cadbury Schweppes PLC	277,000	3,782,458
Health Care Equipment & Supplies — 0.6%
Smith & Nephew PLC	149,000	1,852,091
Hotels, Restaurants & Leisure — 0.7%
Carnival PLC	46,200	2,212,666
Media — 1.0%
Reed Elsevier PLC	239,000	3,102,787
Oil, Gas & Consumable Fuels — 6.0%
BG Group PLC	250,000	4,124,137
Cairn Energy PLC(1)	92,043	3,260,430
John Wood Group PLC	414,018	2,814,254
Royal Dutch Shell PLC, Class A	202,400	8,266,981

		18,465,802
Pharmaceuticals — 1.9%
GlaxoSmithKline PLC	222,277	5,824,928
Tobacco — 0.8%
Imperial Tobacco Group PLC	51,900	2,404,365

The accompanying notes are an integral part of these financial statements.

9

Schedule of Investments – RS International Growth VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

United Kingdom (continued)
Trading Companies & Distributors — 1.1%
Wolseley PLC	139,000	$3,355,095
Wireless Telecommunication Services — 0.9%
Vodafone Group PLC	838,000	2,823,720

		65,987,551

Total Common Stocks (Cost $201,289,284)		298,686,873

	Shares	Value
Preferred Stocks — 2.0%
Brazil — 2.0%
Commercial Banks — 0.6%
Banco Itau Holdings Financeira S.A., ADR(2)	43,000	1,910,920
Oil, Gas & Consumable Fuels — 1.4%
Petroleo Brasileiro S.A., ADR(2)	40,600	4,331,209

		6,242,129

Total Preferred Stocks (Cost $2,146,340)		6,242,128

	Shares	Value
Rights — 0.0%
Australia — 0.0%
Westfield Group(1) exp. 7/6/2007	5,304	2,069

		2,069

Total Rights (Cost $0)		2,069

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	6	239
RS Emerging Growth Fund, Class Y(3)	22	905
RS Emerging Markets Fund, Class A(3)	6	168
RS Global Natural Resources Fund, Class Y(3)	70	2,551
RS Growth Fund, Class Y(3)	53	877
RS Investors Fund, Class Y(3)	135	1,741
RS MidCap Opportunities Fund, Class Y(3)	45	730
RS Partners Fund, Class Y(3)	17	649
RS Smaller Company Growth Fund, Class Y(3)	23	525
RS Value Fund, Class Y(3)	16	497

Total Other Investments (Cost $8,326)		8,882

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement — 1.2%
State Street Bank and Trust Co. repurchase agreement, 2.50% dated 6/29/2007, maturity value of $3,535,736, due 7/2/2007, collateralized by $3,735,000 in U.S. Treasury Note, 4.25%, due 11/15/2013, with a value of $3,608,944	$3,535,000	$3,535,000

Total Repurchase Agreement (Cost $3,535,000)		3,535,000

Total Investments — 100.1% (Cost $206,978,950)		308,474,951

Other Liabilities, Net — (0.1)%		(360,328)

Total Net Assets — 100.0%		$308,114,623

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

10

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$308,474,951
Cash and cash equivalents	117
Receivable for investments sold	4,529,159
Dividends/interest receivable	547,611
Receivable for fund shares subscribed	82,268
Prepaid expenses	11,612

Total Assets	313,645,718

Liabilities
Payable for investments purchased	4,582,087
Foreign currency overdraft, at value	403,018
Payable for fund shares redeemed	309,783
Payable to adviser	200,893
Deferred trustees’ compensation	8,882
Accrued expenses/other liabilities	26,432

Total Liabilities	5,531,095

Total Net Assets	$308,114,623

Net Assets Consist of:
Paid-in capital	213,481,663
Accumulated undistributed net investment income	4,213,105
Accumulated net realized loss from investments and foreign currency transactions	(11,084,576)
Net unrealized appreciation on investments and foreign currency transactions	101,504,431

Total Net Assets	$308,114,623

Investments, at Cost	$206,978,950

Foreign Currency, at Cost	$(402,453)

Pricing of Shares
Shares of beneficial interest outstanding with no par value	12,874,208

Net Asset Value Per Share	$23.93

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$55,301
Dividends	4,871,515
Withholding taxes on foreign dividends	(460,198)

Total Investment Income	4,466,618

Expenses
Investment advisory fees	1,167,334
Custodian fees	161,130
Professional fees	26,387
Shareholder reports	21,812
Trustees’ fees and expenses	7,316
Insurance expense	5,898
Administrative service fees	4,521
Registration fees	2,460
Other expense	1,005

Total Expenses Before Custody Credits	1,397,863
Less: Custody credits	(16)

Expenses Net of Custody Credits	1,397,847

Net Investment Income	3,068,771

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments and foreign currency transactions	18,938,491
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	6,792,641

Net Gain on Investments and Foreign Currency Transactions	25,731,132

Net Increase in Net Assets Resulting from Operations	$28,799,903

The accompanying notes are an integral part of these financial statements.

11

Financial Information — RS International Growth VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$3,068,771	$2,577,526
Net realized gain on investments, foreign currency transactions, and foreign capital gains tax	18,938,491	20,537,691
Net change in unrealized appreciation on investments, foreign currency transactions, and foreign capital gains tax	6,792,641	28,229,704

Net Increase in Net Assets Resulting from Operations	28,799,903	51,344,921

Distributions to Shareholders
Net investment income	—	(2,754,132)

Capital Share Transactions
Proceeds from sales of shares	24,251,855	60,921,815
Reinvestment of distributions	—	2,754,132
Cost of shares redeemed	(25,307,724)	(42,755,047)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,055,869)	20,920,900

Net Increase in Net Assets	27,744,034	69,511,689

Net Assets

Beginning of period	280,370,589	210,858,900

End of period	$308,114,623	$280,370,589

Accumulated undistributed net investment income/(loss) included in net assets	$4,213,105	$1,144,334

Other Information

Shares
Sold	1,063,610	3,124,358
Reinvested	—	157,289
Redeemed	(1,113,292)	(2,201,444)

Net Increase/(Decrease)	(49,682)	1,080,203

The accompanying notes are an integral part of these financial statements.

12

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13

Financial Information — RS International Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(loss)	Total Operations	Dividends From Net Investment Income

Six Months Ended 06/30/07[1]	$21.69	$0.24	$2.00	$2.24	$—

Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)

Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)

Year Ended 12/31/04	13.40	0.16	2.08	2.24	(0.04)

Year Ended 12/31/03	10.46	0.14	2.99	3.13	(0.19)

Year Ended 12/31/02	12.72	0.11	(2.36)	(2.25)	(0.01)

The accompanying notes are an integral part of these financial statements.

14

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$23.93	10.33%	$308,115	0.95%		2.09%		15%

21.69	23.43%	280,371	1.04%	[a]	1.06%	[a]	22%

17.80	16.02%	210,859	1.05%		1.30%		28%

15.60	16.72%	189,858	1.01%		1.03%		24%

13.40	30.03%	194,159	1.05%		1.17%		41%

10.46	(17.70)%	163,815	1.02%		0.89%		39%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[a]	Includes the effect of expenses waived by GIS.

15

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — RS International Growth VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS International Growth VIP Series (the “Fund” or “IGV”) is a series of the Trust. IGV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of IGV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note D). Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of

16

uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $16. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Foreign-Currency Translation

The accounting records of the Fund is maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

IGV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by IGV. When forward contracts are closed, IGV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. IGV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

IGV may enter into financial futures contracts. In entering into such contracts, IGV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by IGV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by IGV. The daily changes in the variation margin are recognized as unrealized gains or losses by IGV. IGV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for IGV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of IGV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was:

Ordinary Income
2006	$2,754,132

17

Notes to Financial Statements — RS International Growth VIP Series (continued)

June 30, 2007 (unaudited)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated loss on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$5,314,117	$(29,815,072)	$90,335,889

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund had no such losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(9,327,153)	2010
	(20,487,919)	2011

Total	$(29,815,072)

During the year ended December 31, 2006 IGV utilized capital loss carry over of $20,619,540.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”) an investment advisory fee calculated at an annual rate of 0.80% of the average daily net assets of the Fund.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.76% of the average daily net assets of IGV. Payment of the sub-advisory fees does not represent a separate or additional expense to IGV. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of IGV. A sub-sub-advisory fee of 0.40% of the average daily net assets of IGV is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to IGV.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 1.04% of the average daily net assets of IGV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”), receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”) a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return

18

of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ applicable fees in the accompanying financial statements include applicable current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $46,385,316 and $42,820,919, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency, forward contracts, and futures, at June 30, 2007 aggregated $104,869,395 and $3,577,245, respectively, resulting in net unrealized appreciation of $101,292,150. The cost of investments owned at June 30, 2007 for federal income tax purposes was $207,182,801.

Foreign securities investments involve special risks and consideration not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, IGV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, IGV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, the repurchase agreement held by IGV had been entered into on June 29, 2007.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for IGV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	1,063,610	3,124,358	$24,251,855	$60,921,815
Shares issued in reinvestment of dividends	—	157,289	—	2,754,132
Shares repurchased	(1,113,292)	(2,201,444)	(25,307,724)	(42,755,047)

Net increase/(decrease)	(49,682)	1,080,203	$(1,055,869)	$20,920,900

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds trust are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including

19

Notes to Financial Statements — RS International Growth VIP Series (continued)

June 30, 2007 (unaudited)

amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement

20

agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

22

Supplemental Information — unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Edward H. Hocknell (Baillie Gifford Overseas Limited)

has managed RS Emerging Markets VIP Series since 1997.* In this role, Mr. Hocknell works with the investment management teams at Baillie Gifford Overseas Limited (“BG Overseas”), who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

*	Includes service as portfolio manager of Baillie Gifford Emerging Markets Fund, the Fund’s predecessor fund, for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

The RS Emerging Markets VIP Series seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

The RS Emerging Markets VIP Series returned 18.29% compared with 17.75% for the benchmark Morgan Stanley Capital International (MSCI ) Emerging Markets Free (EMF) Index1 for the six-month period ended June 30, 2007.

The Fund began the year up 1.06% underperforming the Index by 1.29%, for the three months ended March 31, 2007. A setback in March seems a distant memory as markets have recovered with gusto. The MSCI EMF Index rose 15.05% over the three-month period ended June 30, 2007, easily outpacing developed markets.

China was the alleged culprit of the first-quarter fall, but investors have clearly ignored such accusations and the Chinese market has surged ahead over the past three months, posting a much-needed revival in pan-Asian fortunes. Indeed, the BRIC countries (Brazil, Russia, India and China) as a whole have again made important contributions to emerging market returns, with the notable exception of Russia, which was one of the few countries to fail to register a positive return in the second quarter.

Over the three months ended June 30, 2007, the Fund outperformed the benchmark by 2.00%. The Fund also outperformed the benchmark by 0.54% for the six months ended June 30, 2007.

Portfolio Review

During the second quarter, we believe the Fund’s outperformance was helped by stock selection in a number of countries, particularly South Korea, China (via Hong Kong-listed companies), and Taiwan. At the sector level, stock selection also helped, especially in energy, capital goods, and materials. South Korean conglomerate Samsung Corporation was the top contributor to relative performance, and not owning Samsung Electronics also helped performance. Good stock selection was seen in many other areas of the portfolio as well; Brazilian bank Itausa and Indian petrochemical company Reliance Industries both posted strong returns. Asset allocation also helped performance: we were underweighted in Russia, which stood out as a poor performing country, and overweighted in capital goods, which soared ahead.

RS EMERGING MARKETS VIP SERIES	3

RS Emerging Markets VIP Series (continued)

Over the six months ended June 30, 2007, the Fund’s outperformance was also due to good stock selection, this time in South Korea, Malaysia, and China (via Hong Kong-listed investments). At the sector level, stock selection in energy, capital goods, and banks helped. The top contributors to relative performance year to date were the same as for the second quarter. One consistent theme has been the poor performance of Russian energy stocks, so it is probably no surprise that the stock that most hurt relative performance was the overweight position in Rosneft, the Russian oil company.

Outlook

We believe that H shares (securities of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange) and “red chips” (securities of companies incorporated outside of mainland China, controlled by mainland Chinese shareholders, and listed on the Hong Kong Stock Exchange) are attracting renewed interest as they are considerably cheaper than A shares (sometimes, in the case of H shares, in the same company); and we expect further measures to increase the amount of money that Chinese investors can invest outside of the mainland to support prices in Hong Kong. We also believe that “red chips” are likely to be allowed to raise money in the A share markets for the first time. Although some H share companies are already issuing A shares (and we expect more of the big players to do so quite soon), it is a more complicated process for “red chips”; we might see the first listings occurring later this year or possibly into next year. In our view, the main issue is whether companies can deliver the long-term growth rates required to support current ratings.

The general trend of interest rates heading higher at the long end has been seen in Asia as elsewhere in recent weeks. We believe that this is a positive trend for insurance companies in Korea and Taiwan, but not so good for banks. In India, weekly wholesale inflation fig-ures show a deceleration, but credit growth is still pretty rapid and nonperforming loans are rising, so we think the outlook for interest rates remains uncertain. Over the past month, there has been a pick-up in merger- and-acquisitions activity and capital raising, with the general direction being Indian companies buying outside of India and raising lots of capital at home and abroad.

In Latin America, weakness in the domestic Mexican economy has shown up in same-store sales at Walmex (1.23%), and this may represent an opportunity to add to an attractive long-term investment. Brazilian index-linked bonds are now yielding less than 6%, and the currency has been strong but there has been little stock-specific news of note.

In Europe, the Russian energy stocks have been lackluster performers. Political developments have been generally unhelpful for sentiment, but the economy is continuing to boom and we think that exposure to the range of companies available in the domestic Russian market would be extremely beneficial. There is also plenty of political noise in the Turkish market; but while Turkey has managed to squander its potential on numerous occasions in the past, economic management does appear to have improved, and we are happy with our current holdings.

In the Middle East, the backlog of major development projects in the Gulf Cooperation Council (GCC) countries has been expanding rapidly as has the amount of foreign assets. Kuwait has ended its peg to the U.S. dollar and has adopted an undisclosed basket instead but other GCC countries remain pegged to the dollar. The result is a massive build up in liquidity and upward pressure on currencies and inflation. In South Africa, the main news to note is that interest rates have risen as inflation is above the central bank’s target.

4	RS EMERGING MARKETS VIP SERIES

In conclusion, although valuations of emerging market companies are no longer as compelling as they have been, we believe that the earnings growth potential still represents a great opportunity.

Thank you for your continued support.

Edward H. Hocknell

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. These risks are even greater when investing in emerging markets.

RS EMERGING MARKETS VIP SERIES	5

RS Emerging Markets VIP Series (continued)

Assets Under Management: $205,533,633	Data as of June 30, 2007

Geographical Location vs. Index

Top Ten Holdings[2]

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	3.63%
Samsung Corp.	South Korea	3.55%
OAO Gazprom	Russia	3.36%
Hon Hai Precision Industries Co. Ltd.	Taiwan	3.31%
Taiwan Semiconductor Manufacturing	Taiwan	3.03%
Reliance Industries Ltd.	India	2.67%
Itausa-Investimentos Itau S.A.	Brazil	2.49%
CNOOC Ltd.	Hong Kong	2.01%
Infosys Technologies Ltd.	India	1.97%
OAO Rosneft Oil Co.	Russia	1.92%
Total		27.94%

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS EMERGING MARKETS VIP SERIES

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Emerging Markets VIP Series	10/17/94	18.29%	45.77%	41.49%	30.61%	12.68%	12.24%
MSCI EMF Index[1]		17.75%	45.45%	38.67%	30.66%	9.40%	7.44%

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.33%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

RS EMERGING MARKETS VIP SERIES	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,182.90	$6.94	1.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,018.43	$6.42	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS EMERGING MARKETS VIP SERIES

Schedule of Investments – RS Emerging Markets VIP Series

June 30, 2007 (unaudited)	Shares	Value

Common Stocks — 88.7%
Bolivia — 0.8%
Metals & Mining — 0.8%
Apex Silver Mines Ltd.(1)	82,178	$1,658,352

		1,658,352
Brazil — 3.8%
Airlines — 0.7%
Gol-Linhas Aereas Inteligentes S.A., ADR(2)	45,200	1,491,148
Commercial Banks — 0.6%
Unibanco-Uniao de Bancos Brasileiros S.A., GDR(3)	12,100	1,365,727
Food Products — 0.5%
JBS S.A.(1)	241,300	1,013,235
Metals & Mining — 1.3%
Companhia Vale do Rio Doce, ADR(2)	58,600	2,610,630
Textiles, Apparel & Luxury Goods — 0.7%
Lojas Renner S.A.	75,000	1,411,353

		7,892,093
Egypt — 1.5%
Commercial Banks — 0.7%
Commercial International Bank, GDR(3)	137,000	1,507,000
Construction Materials — 0.8%
Orascom Construction Industries, GDR(3)	11,900	1,576,750

		3,083,750
Hong Kong — 10.3%
Diversified Telecommunication Services — 1.4%
Hutchison Telecommunications International Ltd.	2,166,000	2,792,265
Electronic Equipment & Instruments — 0.9%
Kingboard Chemical Holdings Ltd.	411,500	1,894,567
Food Products — 0.5%
FU JI Food & Catering Services	286,000	980,254
Leisure Equipment & Products — 0.6%
Li Ning Co. Ltd.	514,000	1,246,347
Oil, Gas & Consumable Fuels — 2.0%
CNOOC Ltd.	3,649,000	4,134,712
Real Estate Management & Development — 0.7%
China Overseas Land & Investment Ltd.	962,000	1,488,669
Specialty Retail — 0.7%
GOME Electrical Appliance Holdings Ltd.	984,000	1,510,129
Transportation Infrastructure — 0.6%
COSCO Pacific Ltd.	446,000	1,166,449
Wireless Telecommunication Services — 2.9%
China Mobile (Hong Kong) Ltd.	273,000	2,936,272
China Unicom Ltd.	1,750,000	3,012,457

		5,948,729

		21,162,121

June 30, 2007 (unaudited)	Shares	Value

India — 5.3%
Information Technology Services — 2.0%
Infosys Technologies Ltd., ADR(2)	85,500	$4,054,975
Metals & Mining — 0.7%
JSW Steel Ltd.	94,700	1,423,350
Oil, Gas & Consumable Fuels — 2.6%
Reliance Industries Ltd., GDR(3),(4)	131,300	5,486,827

		10,965,152
Indonesia — 3.9%
Commercial Banks — 2.1%
PT Bank Mandiri	6,082,000	2,103,625
PT Bank Rakyat Indonesia	3,287,000	2,091,893

		4,195,518
Diversified Telecommunication Services — 1.8%
PT Indosat Tbk	2,715,500	1,953,597
PT Telekomunikasi Indonesia	1,641,000	1,789,026

		3,742,623

		7,938,141
Ireland — 3.1%
Metals & Mining — 2.9%
Anglo American PLC	66,200	3,835,713
Kenmare Resources PLC(1)	1,535,694	2,012,198

		5,847,911
Oil, Gas & Consumable Fuels — 0.2%
Dragon Oil PLC(1)	121,120	484,618

		6,332,529
Malaysia — 3.1%
Commercial Banks — 1.1%
Bumiputra-Commerce Holdings Berhad	655,000	2,219,696
Food Products — 1.0%
IOI Corp. Berhad	1,376,200	2,072,770
Industrial Conglomerates — 1.0%
Sime Darby Berhad	763,000	2,121,593

		6,414,059
Mexico — 7.0%
Commercial Banks — 1.4%
Grupo Financiero Banorte S.A.B. de C.V.	610,500	2,796,088
Food & Staples Retailing — 1.2%
Wal-Mart de Mexico SAB de C.V.	665,842	2,526,915
Household Durables — 0.6%
Consorcio ARA, S.A. de C.V.	831,700	1,339,527
Metals & Mining — 0.8%
Ternium SA	52,900	1,602,341
Wireless Telecommunication Services — 3.0%
America Movil SAB de C.V.	750,980	2,318,942
America Movil SAB de C.V., ADR(2)	60,600	3,752,958

		6,071,900

		14,336,771

The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES	9

Schedule of Investments – RS Emerging Markets VIP Series (continued)

June 30, 2007 (unaudited)	Shares	Value

People’s Republic of China — 4.6%
Energy Equipment & Services — 2.1%
China Shenhua Energy Co. Ltd.	638,000	$2,207,119
PetroChina Co. Ltd.	1,450,000	2,128,862

		4,335,981
Machinery — 0.5%
Shanghai Prime Machinery Co. Ltd.	2,150,000	890,884
Metals & Mining — 0.9%
Angang Steel Co. Ltd.	920,000	1,894,311
Transportation Infrastructure — 1.1%
Beijing Capital International Airport Co. Ltd.	918,000	1,291,437
Jiangsu Expressway Co. Ltd.	1,022,000	1,036,482

		2,327,919

		9,449,095
Russia — 8.4%
Commercial Banks — 0.1%
Sberbank, GDR(3)	500	245,651
Metals & Mining — 1.6%
Evraz Group SA, GDR(3)	35,900	1,475,490
MMC Norilsk Nickel	8,400	1,864,800

		3,340,290
Oil, Gas & Consumable Fuels — 5.3%
OAO Gazprom, ADR(2)	164,850	6,907,215
OAO Rosneft Oil Co., GDR(3),(4)	498,500	3,943,135

		10,850,350
Pharmaceuticals — 0.4%
Pharmstandard, GDR(1),(3),(4)	52,800	883,344
Wireless Telecommunication Services — 1.0%
VimpelCom, ADR(2)	18,800	1,980,768

		17,300,403
South Africa — 3.5%
Commercial Banks — 1.4%
ABSA Group Ltd.	91,500	1,702,476
FirstRand Ltd.	340,000	1,087,231

		2,789,707
Food & Staples Retailing — 0.6%
Massmart Holdings Ltd.	108,532	1,325,265
Media — 1.0%
Naspers Ltd.	77,500	1,995,755
Metals & Mining — 0.5%
Impala Platinum Holdings Ltd.	33,000	1,008,560

		7,119,287
South Korea — 19.6%
Beverages — 0.6%
Hite Brewery Co. Ltd.	9,100	1,182,010
Commercial Banks — 2.0%
Daegu Bank	119,200	2,090,210
Industrial Bank of Korea	94,600	1,930,194

		4,020,404

June 30, 2007 (unaudited)	Shares	Value

South Korea (continued)
Construction & Engineering — 1.3%
Hyundai Development Co.	38,210	$2,721,457
Diversified Financial Services — 1.2%
Hana Financial Group, Inc.	50,500	2,462,548
Food & Staples Retailing — 2.6%
Orion Corp.	6,600	1,971,748
Shinsegae Co. Ltd.	5,050	3,290,686

		5,262,434
Household Durables — 0.7%
Woongjin Coway Co. Ltd.	42,400	1,436,510
Insurance — 2.6%
Hyundai Marine & Fire Insurance Co. Ltd.	112,500	2,033,609
Samsung Fire & Marine Insurance Co. Ltd.	17,600	3,391,027

		5,424,636
Marine — 2.1%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	41,700	2,360,675
Samsung Heavy Industries Co. Ltd.	42,290	2,069,068

		4,429,743
Metals & Mining — 1.0%
POSCO	4,100	1,968,231
Pharmaceuticals — 1.1%
Yuhan Corp.	11,660	2,183,450
Textiles, Apparel & Luxury Goods — 0.9%
Cheil Industries, Inc.	38,200	1,835,883
Trading Companies & Distributors — 3.5%
Samsung Corp.	148,860	7,299,191

		40,226,497
Taiwan — 10.8%
Chemicals — 0.5%
Taiwan Fertilizer Co. Ltd.	450,000	944,745
Commercial Banks — 1.0%
Chang Hwa Commercial Bank(1)	2,511,000	1,589,144
Far East International Bank	961,000	438,599

		2,027,743
Diversified Financial Services — 1.0%
Shin Kong Financial Holding Co. Ltd.	1,757,819	2,045,779
Electronic Equipment & Instruments — 3.3%
Hon Hai Precision Industries Co. Ltd.	786,329	6,794,786
Insurance — 0.4%
China Life Insurance Co. Ltd.(1)	1,689,000	899,334
Marine — 0.1%
Yang Ming Marine Transport	409,000	317,334
Multiline Retail — 0.9%
Far Eastern Deptartment Stores Ltd.	2,328,600	1,796,081
Semiconductors & Semiconductor Equipment — 3.6%
Greatek Electronics, Inc.	634,000	1,194,079
Taiwan Semiconductor Manufacturing	2,891,341	6,237,330

		7,431,409

		22,257,211

The accompanying notes are an integral part of these financial statements.

10	RS EMERGING MARKETS VIP SERIES

June 30, 2007 (unaudited)	Shares	Value

Thailand — 0.6%
Commercial Banks — 0.6%
Bangkok Bank Pub. Co. Ltd.	363,500	$1,231,846

		1,231,846
Turkey — 1.5%
Commercial Banks — 1.5%
Turkiye Garanti Bankasi A.S.	558,600	3,128,160

		3,128,160
United Kingdom — 0.9%
Metals & Mining — 0.9%
Gem Diamonds Ltd.(1)	86,700	1,775,844

		1,775,844

Total Common Stocks (Cost $121,550,899)		182,271,311

	Shares	Value
Preferred Stocks — 8.0%
Brazil — 7.1%
Commercial Banks — 3.5%
Banco Bradesco S.A.	84,300	2,042,603
Itausa-Investimentos Itau S.A., ADR(2)	12,849	79,465
Itausa-Investimentos Itau S.A.	815,879	5,121,978

		7,244,046
Oil, Gas & Consumable Fuels — 3.7%
Petroleo Brasileiro S.A., ADR(2)	61,531	7,461,865

		14,705,911
Colombia — 0.8%
Commercial Banks — 0.8%
BanColombia S.A.	50,700	1,664,481

		1,664,481

Total Preferred Stocks (Cost $7,709,815)		16,370,392

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(5)	3	146
RS Emerging Growth Fund, Class Y(5)	14	553
RS Emerging Markets Fund, Class A(5)	4	104
RS Global Natural Resources Fund, Class Y(5)	43	1,559
RS Growth Fund, Class Y(5)	32	536
RS Investors Fund, Class Y(5)	82	1,063
RS MidCap Opportunities Fund, Class Y(5)	28	446
RS Partners Fund, Class Y(5)	10	398
RS Smaller Company Growth Fund, Class Y(5)	14	320
RS Value Fund, Class Y(5)	10	303

Total Other Investments (Cost $5,090)		5,428

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement — 2.2%
State Street Bank and Trust Co. repurchase agreement, 2.50% dated 6/29/2007, maturity value of $4,572,953, due 7/2/2007, collateralized by $4,830,000 in U.S. Treasury Note, 4.25%, due 11/15/2013, with a value of $4,666,988	$4,572,000	$4,572,000

Total Repurchase Agreement (Cost $4,572,000)		4,572,000

Total Investments — 98.9% (Cost $133,837,804)		203,219,131

Other Assets, Net — 1.1%		2,314,502

Total Net Assets — 100.0%		$205,533,633

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	GDR — Global Depositary Receipt.
(4)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as of June 30, 2007 was $10,313,306 and as a percentage of net assets was 5%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES	11

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$203,219,131
Cash and cash equivalents	86
Foreign currency, at value	2,580,096
Dividends/interest receivable	1,904,331
Receivable for investments sold	570,211
Receivable for fund shares subscribed	120,603
Prepaid expenses	8,624

Total Assets	208,403,082

Liabilities
Payable for investments purchased	2,540,210
Payable to adviser	163,525
Accrued foreign capital gains tax	103,888
Payable for fund shares redeemed	26,219
Deferred trustees’ compensation	5,428
Accrued expenses/other liabilities	30,179

Total Liabilities	2,869,449

Total Net Assets	$205,533,633

Net Assets Consist of:
Paid-in capital	$109,773,252
Accumulated undistributed net investment income	2,670,675
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	23,819,014
Net unrealized appreciation on investments, foreign currency transactions and foreign capital gains tax	69,270,692

Total Net Assets	$205,533,633

Investments, at Cost	$133,837,804

Foreign Currency, at Cost	$2,577,406

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	7,076,453

Net Asset Value Per Share	$29.04

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$30,498
Dividends	3,617,786
Withholding taxes on foreign dividends	(245,272)

Total Investment Income	3,403,012

Expenses
Investment advisory fees	891,941
Custodian fees	207,287
Professional fees	17,308
Shareholder reports	12,352
Trustees’ fees and expenses	4,460
Insurance expense	3,677
Administrative service fees	2,732
Registration fees	2,450
Other expense	2,626

Total Expenses Before Custody Credits	1,144,833
Less: Custody Credits	(674)

Expenses Net of Custody Credits	1,144,159

Net Investment Income	2,258,853

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments and foreign currency transactions	19,209,322
Realized foreign capital gains tax	(71,978)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	9,297,071
Net change in accrued foreign capital gains tax	84,769

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	28,519,184

Net Increase in Net Assets Resulting from Operations	$30,778,037

The accompanying notes are an integral part of these financial statements.

12	RS EMERGING MARKETS VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$2,258,853	$878,066
Net realized gain on investments, foreign currency transactions, and foreign capital gains tax	19,137,344	29,047,960
Net change in unrealized appreciation/(depreciation), foreign currency transactions and foreign capital gains tax	9,381,840	15,453,761

Net Increase in Net Assets Resulting from Operations	30,778,037	45,379,787

Distributions to Shareholders
Net investment income	—	(1,007,567)
Net realized gain on investments and foreign currency related transactions	—	(25,878,121)

Total Distributions	—	(26,885,688)

Capital Share Transactions
Proceeds from sales of shares	28,031,175	61,773,358
Reinvestment of distributions	—	26,885,689
Cost of shares redeemed	(29,936,826)	(53,969,864)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,905,651)	34,689,183

Net Increase in Net Assets	28,872,386	53,183,282

Net Assets

Beginning of period	176,661,247	123,477,965

End of period	$205,533,633	$176,661,247

Accumulated undistributed net investment income included in net assets	$2,670,675	$411,822

Other Information:

Shares
Sold	1,071,388	2,526,725
Reinvested	—	1,141,633
Redeemed	(1,192,060)	(2,225,790)

Net Increase/(Decrease)	(120,672)	1,442,568

The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES	13

Financial Information — RS Emerging Markets VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Dividends and Distributions

Six Months Ended 06/30/07[1]	$24.55	$0.32	$4.17	$4.49	$—	$—	$—

Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	(4.40)

Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	(1.51)

Year Ended 12/31/04	13.60	0.11	3.09	3.20	(0.03)	(0.34)	(0.37)

Year Ended 12/31/03	8.91	0.10	4.69	4.79	(0.10)	—	(0.10)

Year Ended 12/31/02	9.57	0.05	(0.66)	(0.61)	(0.05)	—	(0.05)

The accompanying notes are an integral part of these financial statements.

14	RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$29.04	18.29%	$205,534	1.28%		2.51%		32%

24.55	36.19%	176,661	1.43%	(a)	0.58%	(a)	62%

21.46	40.51%	123,478	1.51%		1.08%		41%

16.43	23.56%	74,081	1.57%		0.76%		75%

13.60	53.92%	55,252	1.82%		0.99%		71%

8.91	(6.34)%	33,211	1.54%		0.42%		101%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

RS EMERGING MARKETS VIP SERIES	15

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — RS Emerging Markets VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Emerging Markets VIP Series (the “Fund” or “EMV”) is a series of the Trust. EMV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of EMV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of

16	RS EMERGING MARKETS VIP SERIES

the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $674. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Foreign-Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the New York Stock Exchange on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts

EMV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by EMV. When forward contracts are closed, EMV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. EMV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

EMV may enter into financial futures contracts. In entering into such contracts, EMV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by EMV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins by EMV. The daily changes in the variation margin are recognized as unrealized gains or losses by EMV. EMV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for EMV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of EMV at the net asset value recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$1,545,089	$25,340,599	$26,885,688

RS EMERGING MARKETS VIP SERIES	17

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

June 30, 2007 (unaudited)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated gains on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gain	Unrealized Appreciation
$452,004	$4,972,363	$59,559,138

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund had no such losses.

Withholding taxes on foreign interest, dividends and capital gains in EMV have been provided for in accordance with the applicable country’s tax rules and rates.

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co., LLC (“RS Investments”) an investment advisory fee calculated at an annual rate of 1.00% of EMV’s average daily net assets.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.95% of the average daily net fees to assets of EMV. Payment of the sub-advisory fees does not represent a separate or additional expense to EMV. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of EMV. A sub-sub-advisory fee of 0.50% of the average daily net assets of EMV is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to EMV.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 1.43% of the average daily net assets of EMV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund. Trustees of the Fund who are not interested persons of RS Investments, as defined in the 1940 Act, received compensation and reimbursement of expenses for the period ended June 30, 2007.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”) adopted November 6, 2006, a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the

18	RS EMERGING MARKETS VIP SERIES

Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees fees, in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $56,310,150 and $59,156,124, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments on a tax basis, excluding foreign currency, forward contracts, and futures, at June 30, 2007 aggregated $71,030,316 and $2,008,647, respectively resulting in a net unrealized appreciation of $69,021,669. The cost of investments owned at June 30, 2007 for federal income tax purposes $134,197,462.

Foreign securities investments involve special risks and consideration not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, EMV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, EMV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, the repurchase agreement held by EMV had been entered into on June 29, 2007.

RS EMERGING MARKETS VIP SERIES	19

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

June 30, 2007 (unaudited)

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for EMV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	1,071,388	2,526,725	$28,031,175	$61,773,358
Shares issued in reinvestment of dividends and distributions	—	1,141,633	—	26,885,689
Shares repurchased	(1,192,060)	(2,225,790)	(29,936,826)	(53,969,864)

Net increase/(decrease)	(120,672)	1,442,568	$(1,905,651)	$34,689,183

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note I.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the

20	RS EMERGING MARKETS VIP SERIES

New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached

RS EMERGING MARKETS VIP SERIES	21

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

June 30, 2007 (unaudited)

fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

22	RS EMERGING MARKETS VIP SERIES

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in

RS EMERGING MARKETS VIP SERIES	23

Supplemental Information — unaudited (continued)

increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24	RS EMERGING MARKETS VIP SERIES

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998 and of RS Low Duration Bond VIP Series since 2003 (includes time co-managing The Guardian VC Low Duration Bond Fund and The Guardian Bond Fund). Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series and of RS Low Duration VIP Series since 2004 (includes time co-managing The Guardian VC Low Duration Bond Fund and The Guardian Bond Fund). Mr. Crimmins has been a managing director of Guardian Life since March 2004. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

Fund Philosophy

The RS Investment Quality Bond VIP Series seeks a high level of current income and capital appreciation without undue risk to principal. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another.

Investment Process

The Fund normally invests at least 80% of its net assets in investment grade debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds and obligations of the U.S. government and its agencies. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

Performance

The RS Investment Quality Bond VIP Series had a total return of -0.59% for the quarter ended June 30, 2007, and the average returns for the Lipper Intermediate Investment Grade peer group was -0.86% over the same period. (The peer group consists of 62 variable subaccount funds that invest primarily in investment-grade debt with an average maturity of five to ten years.) In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index2, which measures the taxable fixed-income market, returned -0.52% over the same period. Year-to-date ended June 30, 2007, the Fund has returned 0.76%, the average return of the funds in the Lipper peer group was 0.63%, and the benchmark has returned 0.98%.

Portfolio Review

While the first quarter of 2007 for fixed income was nothing to write home about, the second quarter was clearly worse. By nearly any measure, bonds fared poorly as economic data came out that dashed many investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). While the Fed actually remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25% following its May and June meetings, the market lost its conviction regarding a rate cut. At the beginning of the second quarter, the futures mar-

RS INVESTMENT QUALITY BOND VIP SERIES	3

RS Investment Quality Bond VIP Series (continued)

ket had priced in a federal funds rate below 4.85% by the end of 2007 (one 0.25% rate cut followed by a strong probability of a second quarter-point cut.) By mid- June, however, market sentiment ratcheted yield expectations upward to an unchanged year-end federal funds rate. (We also note that the market took on a more bullish tone in the second half of June as it started pricing in some probability of an easing by year-end.)

Despite this more positive outlook, rates still wound up sharply higher over the second quarter. Specifically, the yield on the benchmark 10-year Treasury note increased by 0.38%, from 4.65% at the start of the quarter to 5.03% by quarter-end. In fact, rates had gotten as high as 5.30% in mid-June when they popped by 0.20% in just two days. (Although this move may seem fairly modest, it was in reality, a huge move for the bond market.) Similarly, two-year Treasury yields moved up by 0.28%, from 4.59% at the beginning of the quarter to 4.87% at its end. As a result of these yield changes, the slope of the yield curve continued its steepening trend from the first quarter to a more-normal condition where longer-maturity yields are greater than short ones. The yield curve (the difference between two- and 10-year Treasury maturities) finished the quarter at 0.16%.

Rising rates were not the only cause for concern for bond investors during the quarter. If anything, it was overshadowed by growing concerns about the subprime mortgage market. Uncharacteristically high delinquency and default rates (with many loans defaulting right after closing) were the first red flags, raising questions about whether these problems would affect other portions of the bond market and the housing market or cause the economy to stumble into a recession. Although home prices have fallen in many markets and inventories of unsold homes have increased in others, it does not appear to us that there has been a cascading contagion effect into other markets or the economy.

However, the poor performance of these subprime loans has affected the bonds backed by these loans. The rating agencies have already announced significant downgrades and the prospect for more became a concern for all investors, not just ones directly involved in the subprime or bond markets. In fact, bond and equity investors began closely monitoring the ABX Index (comprising the largest subprime bond deals) as an indicator of the subprime market’s health. They did not like what they saw. The portion of the index rated BBB- was priced at par upon release, but it quickly fell to about 55 cents on the dollar in the wake of the subprime market’s turmoil.

Another indicator of the deteriorating credit environment was the accelerated widening in the risk premium demanded by investors (also known as swap spreads) that started in the first quarter. The risk premium widened by 0.05% during the first quarter but more than doubled that in the second quarter. After starting the year at 0.48%, these spreads finished the first half of 2007 at 0.64%, reaching levels not seen since August 2003. As a result of these wider spreads, all the segments in fixed income benchmarked with this measure (primarily structured finance bonds, agency debentures, and bank and finance corporate issues) were adversely affected.

The market was further rattled by the severe liquidity problems experienced by two hedge funds operated by Bear Stearns, a firm noted for its mortgage expertise. (As it turns out, Bear Stearns announced on July 17th that both funds were nearly worthless and would seek an orderly closure.) However, we think a more important question lingers. Specifically, how many other funds (as yet unidentified) have similar investment strategies and assets and to what extent will they face the same margin call pressures? A disorderly disposition of subprime assets at fire sale prices would likely force investors to revalue their subprime portfolios at substantially lower prices with unknown negative consequences for the broader markets. In other words, we’re waiting for the other shoe to drop.

Against this backdrop it was not surprising to us that bonds did not fare well during the period. The Lehman Brothers Aggregate Bond Index returned -0.52% for the second quarter, in sharp contrast to the 1.5% posted for the first quarter. Most segments of the taxable bond market experienced negative returns with

4	RS INVESTMENT QUALITY BOND VIP SERIES

asset-backed securities (ABS) faring the best with a return of 0.14% while corporate bonds, mortgage- backed securities (MBS) and commercial mortgage- backed securities (CMBS) returning -0.73%, -0.50% and -1.05% respectively. Year-to-date these subsectors have returned 1.55% (ABS), 0.76% (corporate bonds), 1.05% (MBS), and 0.43% (CMBS).

The various subsectors did not perform better relative to Treasuries either for the second quarter, as the Lehman Brothers Aggregate Index underperformed comparable duration Treasuries (negative excess returns) by 0.25%. MBS and CMBS were the worst performing sectors, posting excess returns of -0.56% and -0.44%, respectively, while ABS lost 0.17% to Treasuries. Corporates did best on a relative basis, posting 0.04% of excess returns in the quarter. However, this performance was still a bit of a disappointment since the sector posted 0.34% of excess returns in April and May, only to give much of it back in June. Year-to-date, the Lehman Brothers Aggregate Bond Index has underperformed Treasuries by 0.27%, while ABS, MBS and CMBS have underperformed by 0.27%, 0.57% and 0.62%, respectively, while corporate bonds — the only sector in positive territory — have outperformed by 0.05%.

To quote Yogi Berra, it was “déjà vu all over again” for corporate bonds in the second quarter. April and May saw very solid performance in the sector, but just as in the first quarter, corporate bonds stumbled in the last month. The strong performance earlier in the quarter resulted from better-than-expected first quarter corporate earnings, an improving stock market, and a brighter outlook for the U.S. economy. Investors also re-entered the corporate bond market to take advantage of the cheapening that occurred at the end of the first quarter, while continued demand from structured credit products lent further support to the sector. In June however, the credit market buckled under the weight of several negative forces. Concerns of a spillover from the subprime mortgage sector, rising interest rates, a declining stock market, an uptick in volatility, increased debt issuance to fund share buybacks, and large overall new-issue supply — all combined to push spreads wider.

We entered the second quarter with a slight underweight in corporate bonds relative to our benchmark and maintained this view throughout the period. Concerns about leveraged buyouts, companies relevering to buy back stock, our earnings outlook for the second half of the year and historically tight spreads caused us to remain underweighted in the sector. The Fund’s holdings in U.S. Steel and JCPenney as well as our active participation in the new-issue market (where new issues are frequently priced cheaper than a company’s outstanding debt) added positive performance to the Fund. The Fund was negatively impacted by our underweighting in the sovereign sector, which outperformed.

The Fund was also negatively impacted by its structured finance exposure. As mentioned earlier, these sectors underperformed as swap spreads widened, and we were overweighted in structured finance assets overall. The Fund had an underweight position in agency MBS for much of the quarter because we believed that the sector was overvalued from a risk/return perspective. Instead we continued to add shorter-maturity, non-agency CMOs backed by prime and alt-A residential mortgages (loans made with much less documentation regarding verified income or verified assets of the borrower) for their incremental 0.15-0.25% option adjusted spread (OAS) advantage. In June, however, MBS cheapened fundamentally in the wake of the sharp rise in interest rates, so we increased our agency MBS exposure to a slight overweighting. The Fund’s overweight exposures to the CMBS and ABS were largely unchanged during the quarter, but we opportunistically added CMBS following the sector’s widening in May by selling less-liquid specialty ABS and CMBS issues.

Despite the delinquencies and the defaults experienced in some sectors of the subprime mortgage market, we are very pleased to note that the Fund has not experienced these performance problems. The poorly performing subprime loans (and the bonds backed by them) are largely adjustable rate mortgages (ARMs)

RS INVESTMENT QUALITY BOND VIP SERIES	5

RS Investment Quality Bond VIP Series (continued)

originated in late 2005 and thereafter. We believe lax underwriting standards made these loans more suspect and more vulnerable to greater defaults. Specifically, we expect that many borrowers have been (or will be) unable to pay the higher monthly interest payments once these ARMs reset upwards (known as “payment shock”). Moreover, we believe that in an environment of tighter lending standards and falling home prices, borrowers very likely will not be able to refinance, either. Both situations are recipes for defaults, and we have sought to position our portfolio away from these risks.

The AAA-rated subprime bonds that the Fund holds are almost exclusively backed by fixed-rate loans issued from 1997 to 2004. Besides having no ARM reset risk, these more-seasoned loans are on homes that have participated in the run-up of housing prices, even net of the recent softness. We believe that the substantial remaining equity in these homes makes it much less likely (and much more expensive) for borrowers to default on these loans. The market recognizes these fundamental advantages and those subprime bonds have performed well despite the turmoil in the subprime market.

Outlook

Our outlook remains largely unchanged from the first quarter. We believe that inflation is likely to remain near the upper bounds of the Fed’s comfort zone as strong global demand for energy and commodities persist. Wages have also been supported by consistent job growth. We also expect the economy to continue growing at a 2%-2.5% rate in the near term, so we anticipate that the Fed will leave rates unchanged for the balance of the year. We do not expect a slide into a recession or recession-like conditions, but this may hinge on the health of the housing sector and the impact of growing delinquencies in the subprime mortgage market.

The housing market boom and new mortgage lending products fueled consumer spending over the past few years, and we think it’s clear that these factors are waning. We have seen that house prices are now declining, sales are lower, and inventories of unsold homes are reaching multi-year highs. Mortgage rates are also significantly higher while lending standards have been tightened to avoid the excesses caused by lax (or fraudulent) underwriting during the subprime boom. As a result, we think that many subprime borrowers may find themselves unable to refinance or service their current mortgages. The impact of higher delinquencies and defaults on consumer spending and the broader economy is worrisome to us. We believe that it will certainly affect the entire mortgage origination food chain: borrowers, mortgage brokers and originators, mortgage servicers, Wall Street bond originators, and, ultimately, bond investors.

Also uncertain (and troubling) to us is the impact of downgraded subprime bonds on hedge funds, Wall Street, and the overall capital markets. The whole issue of leverage, counterparty risk, distressed sales of repossessed margin call assets, and the potential for bankruptcy were all featured during the Bear Stearns episode, but many more such episodes may be waiting in the wings. Furthermore, we think the illiquid nature of these assets — notably collateralized debt obligations (CDOs), which are investment vehicles that hold subprime bonds — will likely magnify their impact. It’s unclear whether the capital markets can comfortably digest all the assets sold under distressed conditions.

We believe the uncertainty about the subprime market will cast a pall over the bond market, and increased volatility in risk premiums (swap spreads) will likely persist and adversely affect agency debt, MBS (both residential and commercial) and ABS.

Although we think corporate balance sheets are in good shape generally, we also remain cautious about the credit market. We believe that leveraged buyouts and mergers-and-acquisitions activity are ever-present risks in an environment where global pools of liquidity are chasing all available opportunities. Further, we think there is the growing risk of corporate recapitalizations, where new debt is issued to fund share buybacks, an activity that rewards shareholders at the expense of bondholders. We think corporate earnings may also begin to ease. Given this outlook, we anticipate that we

6	RS INVESTMENT QUALITY BOND VIP SERIES

will underweight the corporate sector relative to our benchmark.

As always, we will be monitoring all of these factors extremely closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS INVESTMENT QUALITY BOND VIP SERIES	7

RS Investment Quality Bond VIP Series (continued)

Assets Under Management: $431,116,457	Data as of June 30, 2007

Asset Allocation[1]

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.875%	07/31/2011	6.34%
FNMA (30 yr. TBA)	5.500%	07/01/2037	3.65%
FNMA	5.000%	05/01/2037	2.99%
U.S. Treasury Bonds	4.500%	02/15/2036	2.03%
FNMA	6.500%	11/01/2036	2.01%
FHLMC	5.500%	09/15/2035	1.90%
FNMA (15 yr. TBA)	5.000%	07/01/2020	1.86%
Banc of America Alternative Loan Trust	6.000%	02/25/2034	1.73%
FHLB	5.125%	07/17/2018	1.61%
FNMA	5.500%	01/01/2037	1.42%
Total			25.54%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

8	RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Investment Quality Bond VIP Series	05/01/83	0.76%	5.81%	3.82%	4.41%	5.67%	7.78%
Lehman Brothers Aggregate Bond Index[2]		0.98%	6.12%	3.98%	4.48%	6.02%	8.32%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

[2]	The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment If invested on 06/30/97

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.60%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS INVESTMENT QUALITY BOND VIP SERIES	9

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,007.60	$2.84	0.57%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.97	$2.86	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	RS INVESTMENT QUALITY BOND VIP SERIES

Schedule of Investments — RS Investment Quality Bond VIP Series

June 30, 2007 (unaudited)	Principal Amount	Value

Asset Backed Securities — 6.2%
Ameriquest Mortgage Securities, Inc.
2003-5 A6
4.541% due 4/25/2033	$2,640,439	$2,544,765
Amresco Residential Securities Mortgage Loan Trust
1997-1 MIF
7.42% due 3/25/2027	151,500	150,903
Capital Auto Receivables Asset Trust
2006-SN1A A3
5.31% due 10/20/2009(1)	5,200,000	5,194,554
Carmax Auto Owner Trust
2005-1 A4
4.35% due 3/15/2010	4,251,000	4,208,103
Chase Funding Mortgage Loan Trust
2004-1 1A6
4.266% due 6/25/2015	454,664	429,221
CitiFinancial Mortgage Securities, Inc.
2003-3 AF5
4.553% due 8/25/2033	1,403,000	1,337,132
Countrywide Asset-Backed Certificates Trust
2004-S1 A2
3.872% due 3/25/2020	298,165	293,303
Ford Credit Auto Owner Trust
2005-B A4
4.38% due 1/15/2010	2,450,000	2,428,853
Renaissance Home Equity Loan Trust
2005-2 AF3
4.499% due 8/25/2035	3,200,000	3,166,860
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5
4.66% due 2/25/2032	860,000	847,549
2003-RS7 AI4
5.09% due 2/25/2031	1,755,964	1,743,419
2004-RS9 AII2
5.66% due 5/25/2034(2)	208,693	208,765
2003-RS3 AI4
5.67% due 4/25/2033	2,204,890	2,199,157
Residential Funding Mortgage Securities Trust
2003-HS3 AI2
3.15% due 7/25/2018	534,782	530,733
Vanderbilt Acquisition Loan Trust
2002-1 A3
5.70% due 9/7/2023	1,462,015	1,463,799

Total Asset Backed Securities (Cost $26,974,547)		26,747,116

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations — 23.1%
Banc of America Alternative Loan Trust
2004-1 2A1
6.00% due 2/25/2034	$7,523,263	$7,442,894
Banc of America Funding Corp.
2006-3 5A5
5.50% due 3/25/2036	3,345,918	3,291,386
Banc of America Mortgage Securities, Inc.
2004-F 2A6
4.144% due 7/25/2034(2)	1,350,000	1,317,478
Citigroup Mortgage Loan
Trust
2005-8 2A5
5.50% due 9/25/2035	1,439,661	1,431,613
Countrywide Alternative Loan Trust
2004-35T2 A1
6.00% due 2/25/2035	3,829,684	3,834,144
2006-19CB A15
6.00% due 8/25/2036	4,035,449	4,042,923
2006-45T1 1A7
6.00% due 2/25/2037	3,863,219	3,848,063
Countrywide Home Loans Trust
2002-19 1A1
6.25% due 11/25/2032	1,962,480	1,966,818
FHLMC
2663 VQ
5.00% due 6/15/2022	2,800,000	2,626,852
1534 Z
5.00% due 6/15/2023	1,265,627	1,236,233
2500 TD
5.50% due 2/15/2016	282,572	282,327
3227 PR
5.50% due 9/15/2035	8,458,331	8,179,928
2367 ME
6.50% due 10/15/2031	2,465,892	2,498,915
FNMA
2006-45 AC
5.50% due 6/25/2036	2,117,229	2,092,018
2002-52 PB
6.00% due 2/25/2032	5,500,000	5,518,969
GNMA
1997-19 PG
6.50% due 12/20/2027	5,234,917	5,293,518
J.P. Morgan Mortgage Trust
2005-S2 2A15
6.00% due 9/25/2035	5,401,280	5,302,539
Mastr Asset Securitization Trust
2003-10 3A7
5.50% due 11/25/2033	2,142,000	2,067,009
RBSGC Mortgage Pass Through Certificates
2007-B 2A1
6.087% due 11/25/2021(2)	3,941,995	3,928,444

The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES	11

Schedule of Investments — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Residential Accredit Loans, Inc.
2007-QS1 1A1
6.00% due 1/25/2037	$4,539,921	$4,541,465
Residential Asset Mortgage Products, Inc.
2005-SL1 A4
6.00% due 5/25/2032	3,868,154	3,824,034
Residential Funding Mortgage Securities I
2006-S10 1A1
6.00% due 10/25/2036	4,894,179	4,807,768
Residential Funding Mortgage Securities Trust
2006-S3 A7
5.50% due 3/25/2036	4,154,194	4,106,543
Wells Fargo Mortgage Backed Securities Trust
2003-11 1A3
4.75% due 10/25/2018	3,500,000	3,445,961
2005-5 1A1
5.00% due 5/25/2020	4,690,997	4,500,425
2006-1 A3
5.00% due 3/25/2021	2,656,680	2,551,243
2003-2 A7
5.25% due 2/25/2018	5,900,000	5,787,421

Total Collateralized Mortgage Obligations (Cost $101,263,670)		99,766,931
Commercial Mortgage Backed Securities — 9.4%
Bear Stearns Commercial Mortgage Securities
2006-T24 AM
5.568% due 10/12/2041(2)	2,822,000	2,753,350
Chase Commercial Mortgage Securities Corp.
1998-2 A2
6.39% due 11/18/2030	640,206	645,200
Crown Castle Towers LLC
2005-1A AFX
4.643% due 6/15/2035(1)	3,499,999	3,407,505
First Union National Bank Commercial Mortgage Trust
2000-C2 A1
6.94% due 10/15/2032	57,331	57,356
Four Times Square Trust
2000-4TS A2
7.795% due 4/15/2015(1)	5,510,000	5,841,252
GMAC Commercial Mortgage Securities, Inc.
2006-C1 AM
5.29% due 11/10/2045(2)	2,100,000	2,013,414
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2001-C1 A3
5.857% due 10/12/2035	4,000,000	4,029,440

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Mortgage Backed Securities (continued)
J.P. Morgan Commercial Mortgage Finance Corp.
2000-C9 A2
7.77% due 10/15/2032	$3,982,255	$4,145,215
LB UBS Commercial Mortgage Trust
2006-C6 AM
5.413% due 9/15/2039	3,600,000	3,467,531
Merrill Lynch Mortgage Trust
2004-BPC1 A5
4.855% due 10/12/2041(2)	3,475,000	3,289,813
2006-C1 AM
5.843% due 5/12/2039(2)	1,000,000	989,255
Morgan Stanley Capital I
2006-HQ9 AM
5.773% due 7/12/2044(2)	3,500,000	3,462,925
1999-RM1 E
7.22% due 12/15/2031(2)	2,495,000	2,545,639
Wachovia Bank Commercial Mortgage Trust
2005-C22 A4
5.441% due 12/15/2044(2)	4,100,000	3,970,723

Total Commercial Mortgage Backed Securities (Cost $41,347,368)		40,618,618
Corporate Bonds — 19.2%
Aerospace & Defense — 0.3%
General Dynamics Corp.
4.50% due 8/15/2010	500,000	488,878
L-3 Communications Corp.
6.125% due 1/15/2014	1,000,000	942,500

		1,431,378
Automotive — 0.4%
DaimlerChrysler NA Holdings
4.05% due 6/4/2008	800,000	788,777
6.50% due 11/15/2013	300,000	309,838
TRW, Inc.
7.75% due 6/1/2029	500,000	588,120

		1,686,735
Building Materials — 0.3%
CRH America, Inc.
6.00% due 9/30/2016	1,350,000	1,334,804

		1,334,804
Diversified Manufacturing — 0.5%
Siemens Financieringsmat N.V.
6.125% due 8/17/2026(1)	750,000	740,137
United Technologies Corp.
4.375% due 5/1/2010	500,000	486,584
4.875% due 5/1/2015	1,000,000	947,235

		2,173,956
Electric — 0.5%
Nevada Power Co.
5.875% due 1/15/2015	1,200,000	1,172,223
6.65% due 4/1/2036	600,000	601,989

The accompanying notes are an integral part of these financial statements.

12	RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2007 (unaudited)	Principal Amount	Value

Electric (continued)
PacifiCorp
5.25% due 6/15/2035	$350,000	$307,644

		2,081,856
Energy — 0.7%
Canadian Natural Resources Ltd.
6.25% due 3/15/2038	600,000	567,710
RAS Laffan Liquefied Natural Gas Co., Ltd.
3.437% due 9/15/2009(1)	1,188,480	1,159,529
Western Oil Sands, Inc.
8.375% due 5/1/2012	1,000,000	1,093,750

		2,820,989
Energy-Refining — 0.1%
Tosco Corp.
8.125% due 2/15/2030	500,000	611,246

		611,246
Entertainment — 0.5%
Time Warner, Inc.
7.57% due 2/1/2024	1,250,000	1,335,299
Viacom, Inc.
6.875% due 4/30/2036	800,000	772,899

		2,108,198
Finance Companies — 1.6%
American Express Co.
6.80% due 9/1/2066(2)	275,000	283,558
Capital One Bank Co.
5.75% due 9/15/2010	1,000,000	1,004,735
General Electric Capital Corp.
6.75% due 3/15/2032	850,000	922,223
GMAC LLC
5.125% due 5/9/2008	1,500,000	1,481,266
Household Finance Corp.
6.375% due 11/27/2012	1,000,000	1,026,671
Residential Capital Corp.
6.125% due 11/21/2008	1,200,000	1,189,048
SLM Corp.
4.00% due 1/15/2009	1,050,000	1,008,868

		6,916,369
Financial — 1.4%
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	1,400,000	1,330,335
5.95% due 1/15/2027	600,000	563,762
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/29/2049(2)	1,000,000	979,558
Lehman Brothers Holdings, Inc.
4.25% due 1/27/2010	800,000	779,901
Merrill Lynch & Co.
5.00% due 1/15/2015	1,000,000	947,052
Morgan Stanley
4.00% due 1/15/2010	400,000	386,167
4.75% due 4/1/2014	950,000	887,147

		5,873,922

June 30, 2007 (unaudited)	Principal Amount	Value

Financial-Banks — 3.0%
Bank of America Corp.
4.875% due 9/15/2012	$1,300,000	$1,256,251
Bank One Corp.
5.25% due 1/30/2013	600,000	587,509
BB&T Corp.
4.90% due 6/30/2017	1,000,000	919,648
Citigroup, Inc.
4.625% due 8/3/2010	1,300,000	1,272,516
5.00% due 9/15/2014	1,900,000	1,807,398
City National Corp.
5.125% due 2/15/2013	700,000	680,003
Credit Suisse First Boston USA, Inc.
6.50% due 1/15/2012	800,000	828,621
HSBC USA, Inc.
4.625% due 4/1/2014	700,000	653,937
JPMorgan Chase & Co.
5.75% due 1/2/2013	1,650,000	1,650,427
Sovereign Bank, Inc.
5.125% due 3/15/2013	1,000,000	964,523
Wachovia Capital Trust III
5.80% due 8/29/2049(2)	1,000,000	995,642
Wachovia Corp.
5.25% due 8/1/2014	900,000	874,247
Washington Mutual Bank, FA
5.65% due 8/15/2014	600,000	585,314

		13,076,036
Food & Beverage — 0.3%
Diageo Capital PLC
5.50% due 9/30/2016	500,000	483,440
Kellogg Co.
2.875% due 6/1/2008	1,050,000	1,024,674

		1,508,114
Health Care — 0.2%
Fisher Scientific International, Inc.
6.125% due 7/1/2015	800,000	785,528

		785,528
Home Construction — 0.2%
Ryland Group, Inc.
5.375% due 6/1/2008	1,000,000	997,635

		997,635
Insurance — 1.4%
AXA SA
6.463% due 12/14/2049(1)(2)	800,000	743,686
Genworth Financial, Inc.
4.95% due 10/1/2015	450,000	421,940
Liberty Mutual Group, Inc.
7.50% due 8/15/2036(1)	400,000	405,668
MetLife, Inc.
6.40% due 12/15/2036(2)	1,000,000	926,352
Symetra Financial Corp.
6.125% due 4/1/2016(1)	800,000	791,134
UnitedHealth Group, Inc.
5.375% due 3/15/2016	675,000	650,215
6.50% due 6/15/2037(1)	1,000,000	1,002,609

The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES	13

Schedule of Investments — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Insurance (continued)
UnumProvident Finance Co.
6.85% due 11/15/2015(1)	$1,100,000	$1,124,059

		6,065,663
Media – Cable — 0.6%
Comcast Cable Communications, Inc.
6.875% due 6/15/2009	1,050,000	1,075,070
Comcast Corp.
6.45% due 3/15/2037	1,000,000	963,724
Time Warner Cable, Inc.
5.85% due 5/1/2017(1)	800,000	778,118

		2,816,912
Media – NonCable — 0.1%
News America Holdings, Inc.
8.00% due 10/17/2016	500,000	562,835

		562,835
Metals & Mining — 0.7%
Noranda, Inc.
6.00% due 10/15/2015	750,000	749,676
Steel Dynamics, Inc.
6.75% due 4/1/2015(1)	700,000	686,000
United States Steel Corp.
6.65% due 6/1/2037	600,000	581,038
Vale Overseas Ltd.
6.875% due 11/21/2036	800,000	800,320

		2,817,034
Natural Gas-Pipelines — 0.1%
Enterprise Products Operating LP
8.375% due 8/1/2066(2)	400,000	426,901

		426,901
Paper & Forest Products — 0.1%
Weyerhaeuser Co.
6.75% due 3/15/2012	275,000	284,530

		284,530
Pharmaceuticals — 0.7%
Amgen, Inc.
5.85% due 6/1/2017(1)	800,000	787,567
Genentech, Inc.
4.75% due 7/15/2015	500,000	467,283
5.25% due 7/15/2035	900,000	794,566
Schering-Plough Corp.
5.55% due 12/1/2013(2)	400,000	401,473
Wyeth
5.95% due 4/1/2037	475,000	453,949

		2,904,838
Railroads — 0.4%
CSX Corp.	550,000	541,189
4.875% due 11/1/2009
Norfolk Southern Corp.	1,150,000	1,192,129
6.75% due 2/15/2011

		1,733,318

June 30, 2007 (unaudited)	Principal Amount	Value

Real Estate Investment Trusts — 1.5%
ERP Operating LP
5.375% due 8/1/2016	$775,000	$743,195
Federal Realty Investment Trust
6.20% due 1/15/2017	550,000	554,628
Highwoods Realty Ltd.
5.85% due 3/15/2017(1)	600,000	580,341
Liberty Property LP
7.25% due 3/15/2011	700,000	734,358
PPF Funding, Inc.
5.35% due 4/15/2012(1)	750,000	737,068
Regency Centers LP
6.75% due 1/15/2012	375,000	389,751
Simon Property Group LP
5.25% due 12/1/2016	750,000	714,110
USB Realty Corp.
6.091% due 12/22/2049(1)(2)	950,000	931,857
Westfield Group
5.40% due 10/1/2012(1)	900,000	887,434

		6,272,742
Retailers — 0.2%
CVS Caremark Corp.
5.75% due 6/1/2017	475,000	458,290
Wal-Mart Stores, Inc.
4.50% due 7/1/2015	500,000	461,303

		919,593
Supermarkets — 0.1%
Kroger Co.
7.50% due 4/1/2031	350,000	367,555

		367,555
Technology — 0.3%
Cisco Systems, Inc.
5.50% due 2/22/2016	850,000	829,437
National Semiconductor Corp.
6.60% due 6/15/2017	500,000	509,095

		1,338,532
Utilities-Electric — 1.3%
Alabama Power Co.
5.65% due 3/15/2035	750,000	671,781
Exelon Corp.
4.45% due 6/15/2010	750,000	725,030
Florida Power & Light Co.
4.95% due 6/1/2035	750,000	636,504
Pacific Gas & Electric Co.
6.05% due 3/1/2034	450,000	435,910
Potomac Edison Co.
5.35% due 11/15/2014	850,000	823,081
Public Service Co. of New Mexico
4.40% due 9/15/2008	2,000,000	1,968,656
Public Service Electric Gas Co.
5.125% due 9/1/2012	500,000	488,798

		5,749,760

The accompanying notes are an integral part of these financial statements.

14	RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2007 (unaudited)	Principal Amount	Value

Wireless Communications — 0.4%
New Cingular Wireless Services, Inc.
8.125% due 5/1/2012	$1,250,000	$1,374,430
Vodafone Group PLC
6.15% due 2/27/2037	350,000	325,602

		1,700,032
Wireline Communications — 1.3%
AT&T, Inc.
6.80% due 5/15/2036	600,000	621,418
Deutsche Telekom International Finance BV
8.25% due 6/15/2030(2)	850,000	1,018,780
France Telecom S.A.
7.75% due 3/1/2011(2)	800,000	854,700
8.50% due 3/1/2031(2)	335,000	420,927
Sprint Capital Corp.
6.90% due 5/1/2019	700,000	692,955
Telecom Italia Capital
5.25% due 10/1/2015	550,000	511,426
Verizon Communications, Inc.
5.55% due 2/15/2016	800,000	779,411
Verizon Global Funding Corp.
5.85% due 9/15/2035	750,000	687,902

		5,587,519

Total Corporate Bonds (Cost $84,626,353)		82,954,530
Mortgage Pass-Through Securities — 23.6%
FHLMC
5.50% due 9/1/2034 -12/1/2036	11,406,607	11,021,903
7.00% due 8/1/2008	3,443	3,472
FNMA
5.00% due 1/1/2033 -5/1/2037	20,670,532	19,396,135
5.272% due 6/1/2036(2)	3,339,541	3,324,442
5.50% due 6/1/2034 -4/1/2037	17,299,828	16,700,109
5.78% due 12/1/2036(2)	3,620,659	3,634,324
6.00% due 8/1/2021 -10/1/2036	3,546,389	3,533,706
6.222% due 8/1/2046(2)	3,392,141	3,419,356
6.50% due 8/1/2010 -11/1/2036	9,598,271	9,701,789
7.00% due 9/1/2014 -6/1/2032	607,001	627,744
7.50% due 12/1/2029	483,875	506,168
8.00% due 6/1/2008 -9/1/2030	156,725	164,973
FNMA (TBA)
5.00%, (15 yr. TBA)	8,300,000	8,019,875
5.50%, (15 yr. TBA)	4,000,000	3,940,000
5.50%, (30 yr. TBA)	16,300,000	15,719,313
GNMA
6.00% due 10/15/2032 -12/15/2033	1,200,342	1,197,512

June 30, 2007 (unaudited)	Principal Amount	Value

Mortgage Pass-Through Securities (continued)
6.50% due 2/15/2032 -4/15/2033	$1,005,876	$1,026,562

Total Mortgage Pass-Through Securities (Cost $103,113,364)		101,937,383
Sovereign Debt Securities — 0.7%
Pemex Project Funding Master Trust
6.625% due 6/15/2035	275,000	279,125
7.875% due 2/1/2009	1,200,000	1,237,800
Quebec Province
4.60% due 5/26/2015	900,000	848,931
United Mexican States
4.625% due 10/8/2008	450,000	444,150

Total Sovereign Debt Securities (Cost $2,820,942)		2,810,006
Taxable Municipal Securities — 0.1%
Oregon — 0.1%
Oregon School Board Association
4.759% due 6/30/2028	450,000	401,337

		401,337

Total Taxable Municipal Securities (Cost $450,000)		401,337
U.S. Government Securities — 16.1%
U.S. Government Agency Securities — 2.9%
FHLB
5.125% due 7/17/2018	7,300,000	6,922,050
FHLMC
3.15% due 12/16/2008	910,000	883,382
5.00% due 7/2/2018	4,255,000	3,982,212
FNMA
4.50% due 12/1/2009	760,000	746,207

		12,533,851
U.S. Treasury Bonds — 4.4%
U.S. Treasury Bonds
4.50% due 2/15/2036	9,670,000	8,755,885
6.25% due 8/15/2023	3,530,000	3,919,680
8.125% due 8/15/2019	2,880,000	3,641,849
8.50% due 2/15/2020	1,900,000	2,479,797

		18,797,211
U.S. Treasury Notes — 8.8%
U.S. Treasury Notes
4.50% due 4/30/2009 -5/15/2017	10,885,000	10,625,434
4.625% due 2/29/2012	95,000	93,783
4.875% due 7/31/2011	27,350,000	27,311,546

		38,030,763

Total U.S. Government Securities (Cost $69,496,039)		69,361,825

The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES	15

Schedule of Investments — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper — 6.5%
Chemicals — 0.9%
Air Products & Chemicals, Inc.
5.23% due 7/12/2007(3)	$4,000,000	$3,993,608

		3,993,608
Financial – Banks — 1.8%
Bank America Corp.
5.25% due 7/12/2007(3)	3,900,000	3,893,744
Societe Generale N.A.
5.25% due 7/18/2007(3)	4,000,000	3,990,083

		7,883,827
Food & Beverage — 0.9%
Nestle Capital Corp.
5.21% due 7/12/2007(3)	3,750,000	3,744,030

		3,744,030
Technology — 1.9%
IBM Corp.
5.19% due 7/17/2007(3)	8,050,000	8,031,431

		8,031,431
Utilities-Electric — 1.0%
Southern Co.
5.26% due 7/12/2007(3)	4,200,000	4,193,250

		4,193,250

Total Commercial Paper (Cost $27,846,146)		27,846,146
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	8	333
RS Emerging Growth Fund, Class Y(4)	31	1,259
RS Emerging Markets Fund, Class A(4)	9	230
RS Global Natural Resources Fund, Class Y(4)	97	3,546
RS Growth Fund, Class Y(4)	73	1,219
RS Investors Fund, Class Y(4)	188	2,425
RS MidCap Opportunities Fund, Class Y(4)	63	1,015
RS Partners Fund, Class Y(4)	23	899
RS Smaller Company Growth Fund, Class Y(4)	32	729
RS Value Fund, Class Y(4)	22	690

Total Other Investments (Cost $11,565)		12,345

June 30, 2007 (unaudited)	Principal Amount	Value

Repurchase Agreement — 1.3%
State Street Bank and Trust Co. Repurchase Agreement, 5.13% dated 6/29/2007, maturity value of $5,480,342, due 7/2/2007(3), collateralized by $1,305,000 in FMAC, 5.80%, due 4/23/2014, with a value of $1,306,631; $3,795,000 in FHLB, 6.05%, due 2/21/2017, with a value of $3,837,694; $315,000 in FHLB, 5.50%, due 8/13/2014, with a value of $316,181; $130,000 in FNMA, 5.05%, due 4/28/2015, with a value of $127,238	$5,478,000	$5,478,000

Total Repurchase Agreement (Cost $5,478,000)		5,478,000

Total Investments — 106.2% (Cost $463,427,994)		457,934,237

Payable for Delayed Delivery Securities — (6.4)%		(27,619,604)

Other Assets, Net — 0.2%		801,824

Total Net Assets — 100.0%		$431,116,457

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007, the aggregate market value of these securities amounted to $25,798,518 representing 6.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Interest accrual can change due to structural features. The rate shown is the rate in effect at June 30, 2007.
(3)	Securities are segregated to cover TBAs.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

Glossary of Terms:

TBA — To be announced.

The accompanying notes are an integral part of these financial statements.

16	RS INVESTMENT QUALITY BOND VIP SERIES

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$457,934,237
Cash and cash equivalents	418
Interest receivable	3,825,898
Receivable for investments sold	668,906
Receivable for fund shares subscribed	448,242
Prepaid expenses	10,462

Total Assets	462,888,163

Liabilities
Payable for forward mortgage securities purchased — Note F	27,619,604
Payable for investments purchased	3,816,609
Payable to adviser	174,773
Payable for fund shares redeemed	98,446
Deferred trustees’ compensation	12,345
Accrued expenses/other liabilities	49,929

Total Liabilities	31,771,706

Total Net Assets	$431,116,457

Net Assets Consist of:
Paid-in capital	431,764,621
Accumulated undistributed net investment income	10,323,174
Accumulated net realized loss from investments	(5,477,581)
Net unrealized depreciation on investments	(5,493,757)

Total Net Assets	$431,116,457

Investments, at Cost	$463,427,994

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	36,319,469

Net Asset Value Per Share	$11.87

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$10,924,644

Total Investment Income	10,924,644

Expenses
Investment advisory fees	1,007,305
Custodian fees	63,045
Professional fees	35,860
Shareholder reports	24,210
Trustees’ fees and expenses	10,304
Insurance expense	8,430
Administrative service fees	3,162
Registration fees	282
Other expense	1,340

Total Expenses Before Custody Credits	1,153,938
Less: Custody credits	(4,578)

Expenses Net of Custody Credits	1,149,360

Net Investment Income	9,775,284

Realized Gain/(Loss) and Change in Unrealized Appreciation (Depreciation) on Investments
Net realized loss from investments	(1,362,580)
Net change in unrealized depreciation on investments	(5,577,110)

Net Loss on Investments	(6,939,690)

Net Increase in Net Assets Resulting from Operations	$2,835,594

The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES	17

Financial Information — RS Investment Quality Bond VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$9,775,284	$15,918,242
Net realized loss on investments	(1,362,580)	(2,851,915)
Net change in unrealized appreciation/(depreciation) of investments	(5,577,110)	1,593,037

Net Increase in Net Assets Resulting from Operations	2,835,594	14,659,364

Distributions to Shareholders
Net investment income	—	(16,013,548)
Realized gain on investments	—	(17,102)

Total Distributions	—	(16,030,650)

Capital Share Transactions
Proceeds from sales of shares	65,731,621	100,333,502
Reinvestment of distributions	—	16,030,649
Cost of shares redeemed	(23,485,974)	(57,665,225)

Net Increase in Net Assets Resulting from Capital Share Transactions	42,245,647	58,698,926

Net Increase in Net Assets	45,081,241	57,327,640

Net Assets

Beginning of period	386,035,216	328,707,576

End of period	$431,116,457	$386,035,216

Accumulated Undistributed Net Investment Income Included in Net Assets	$10,323,174	$547,890

Other Information
Shares
Sold	5,524,670	8,489,459
Reinvested	—	1,366,931
Redeemed	(1,973,760)	(4,891,514)

Net Increase	3,550,910	4,964,876

The accompanying notes are an integral part of these financial statements.

18	RS INVESTMENT QUALITY BOND VIP SERIES

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RS INVESTMENT QUALITY BOND VIP SERIES	19

Financial Information — RS Investment Quality Bond VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions

Six Months Ended 06/30/07[1]	$11.78	$0.27	$(0.18)	$0.09	$—	$—		$—

Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00	)(a)	(0.53)

Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)		(0.58)

Year Ended 12/31/04	12.25	0.51	0.00 (a)	0.51	(0.52)	(0.13)		(0.65)

Year Ended 12/31/03	12.52	0.50	0.09	0.59	(0.48)	(0.38)		(0.86)

Year Ended 12/31/02	11.99	0.57	0.55	1.12	(0.55)	(0.04)		(0.59)

The accompanying notes are an integral part of these financial statements.

20	RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.87	0.76%	$431,116	0.57%		4.85%		85%

11.78	4.19%	386,035	0.60%	(b)(c)	4.61%	(c)	130%

11.82	2.35%	328,708	0.59%	(b)	4.06%		169%

12.11	4.21%	345,993	0.57%		4.02%		217%

12.25	4.73%	384,642	0.56%		3.75%		215%

12.52	9.47%	435,089	0.56%		4.55%		249%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such changes would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.
(b)	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.
(c)	Includes the effect of expenses waived by GIS.

The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES	21

Notes to Financial Statements — RS Investment Quality Bond VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Investment Quality Bond VIP Series (the “Fund” or “IQBV”) is a series of the Trust. IQBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of IQBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note D). Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or conditions or in relevant markets generally in its industry.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

22	RS INVESTMENT QUALITY BOND VIP SERIES

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $4,578. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Futures Contracts

IQBV may enter into financial futures contracts. In entering into such contracts, IQBV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by IQBV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by IQBV. The daily changes in the variation margin are recognized as unrealized gains or losses by IQBV. IQBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for IQBV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of IQBV at the net asset value, recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary Income	Long-Term Capital Gain
2006	$16,013,647	$17,003

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to

RS INVESTMENT QUALITY BOND VIP SERIES	23

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)

shareholder distributions will result in reclassifications to paid-in-capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated loss on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Depreciation
$550,534	$(3,915,624)	$(116,023)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year December 31, 2006, the Fund had no such losses.

As of December 31, 2006, for federal income tax purposes, the Fund had a capital loss carryforward as follows:

Capital Loss Carryforward	Expiration Date
$(3,858,020)	2014

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, IQBV pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.50% of IQBV’s average daily net assets.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of IQBV. Payment of the sub-advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit IQBV’s total annual operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding 0.59% of the average daily net assets of IQBV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for de-ferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $398,846,044 and $335,257,226, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $663,155 and $7,235,831, respectively, resulting in net unrealized depreciation of $6,572,676. The cost of investments owned at June 30, 2007 for federal income tax purposes was $464,506,913.

24	RS INVESTMENT QUALITY BOND VIP SERIES

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, IQBV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, IQBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E.	Reverse Repurchase Agreements

IQBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time IQBV enters into a reverse repurchase agreement, IQBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by IQBV may be unable to deliver the securities when IQBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in IQBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

IQBV may enter into dollar rolls (principally using TBAs) in which IQBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. IQBV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by IQBV may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in IQBV’s net asset value and may be viewed as a form of leverage.

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for IQBV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31,2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	5,524,670	8,489,459	$65,731,621	$100,333,502
Shares issued in reinvestment of dividends and distributions	—	1,366,931	—	16,030,649
Shares repurchased	(1,973,760)	(4,891,514)	(23,485,974)	(57,665,225)

Net increase	3,550,910	4,964,876	$42,245,647	$58,698,926

RS INVESTMENT QUALITY BOND VIP SERIES	25

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note K.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate

26	RS INVESTMENT QUALITY BOND VIP SERIES

amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b)

RS INVESTMENT QUALITY BOND VIP SERIES	27

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

June 30, 2007 (unaudited)

and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

28	RS INVESTMENT QUALITY BOND VIP SERIES

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced

RS INVESTMENT QUALITY BOND VIP SERIES	29

Supplemental Information — unaudited (continued)

distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS INVESTMENT QUALITY BOND VIP SERIES

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Low Duration Bond VIP Series

Howard W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2003*. Mr. Chin has been a managing director of The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Low Duration VIP Series since 2004*. Mr. Crimmins has been a managing director of Guardian Life since March 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the funds’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

RS Low Duration Bond VIP Series seeks a high level of current income consistent with preservation of capital. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the short-term investment grade debt markets.

Investment Process

The Fund normally invests at least 80% of its net assets in debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

Performance

The RS Low Duration Bond VIP Series had a total return of 0.60% for the quarter ended June 30, 2007, and the average return for the Lipper Short Investment Grade peer group was 0.50% over the same period. (The peer group consists of 36 variable subaccount funds that invest primarily in investment-grade debt with average maturity of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index2, returned 0.73% for the second quarter. For the six month period ended June 30, 2007, the Fund returned 2.04% while the benchmark returned 2.14%, and the average return for the funds in the Lipper peer group was 1.86%.

RS LOW DURATION BOND VIP SERIES	3

RS Low Duration Bond VIP Series (continued)

Portfolio Review

While the first quarter of 2007 for fixed income was nothing to write home about, the second quarter was clearly worse. By nearly any measure, bonds fared poorly as economic data came out that dashed many investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). While the Fed actually remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25% following its May and June meetings, the market lost its conviction regarding a rate cut. At the beginning of the second quarter, the futures market had priced in a federal funds rate below 4.85% by the end of 2007 (one 0.25% rate cut followed by a strong probability of a second quarter-point cut.) By mid-June, however, market sentiment ratcheted yield expectations upward to an unchanged year-end federal funds rate. (We also note that the market took on a more bullish tone in the second half of June as it started pricing in some probability of an easing by year-end.)

Despite this more positive outlook, rates still wound up sharply higher over the second quarter. Specifically, the yield on the benchmark 10-year Treasury note increased by 0.38% from 4.65% at the start of the quarter to 5.03% by quarter-end. In fact, rates had gotten as high as 5.30% in mid-June when rates popped by 0.20% in just two days. (Although this move may seem to be fairly modest, it was in reality, a huge move for the bond market.) Similarly, two-year Treasury yields moved up by 0.28%, from 4.58% at the beginning of the quarter to 4.87% at its end. As a result of these yield changes, the slope of the yield curve continued its steepening trend from the first quarter to a more-normal condition, where longer maturity yields are greater than short ones. The yield curve (the difference between two- and 10-year Treasury maturities) finished the quarter at 0.16%.

Rising rates were not the only cause for concern for bond investors during the quarter. If anything, it was overshadowed by growing concerns about the subprime mortgage market. Uncharacteristically high delinquency and default rates (with many loans defaulting right after closing) were the first red flags, raising questions about whether these problems would affect other portions of the bond market and the housing market or even cause the economy to stumble into a recession. Although home prices have fallen in many markets and inventories of unsold homes have increased in others, as of yet it does not appear to us that there has been a cascading contagion effect into other markets or the economy.

However, the poor performance of these subprime loans has affected the bonds backed by these loans. The rating agencies have already announced significant downgrades, and the prospect for more became a concern for all investors, not just ones directly involved in the subprime or bond markets. In fact, bond and equity investors began closely monitoring the ABX Index (an index comprised of the largest subprime bond deals) as an indicator of the subprime market’s health. They did not like what they saw. The portion of the index rated BBB- was priced at par upon release, but it quickly fell to about 55 cents on the dollar in the wake of the subprime market’s turmoil.

Another indicator of the deteriorating credit environment was the accelerated widening in the risk premium demanded by investors (also known as swap spreads) that started in the first quarter. The risk premium widened by 0.05% during the first quarter but more than doubled that in the second quarter. After starting the year at 0.48%, these spreads finished the first half of 2007 at 0.64%, reaching levels not seen since August 2003. As a result of these wider spreads, all the segments in fixed income benchmarked with this measure (primarily structured finance bonds, agency debentures, and bank and finance corporate issues) were adversely affected.

The market was further rattled by the severe liquidity problems experienced by two hedge funds operated by Bear Stearns, a firm noted for its mortgage expertise. (As it turns out, Bear Stearns announced on July 17th that both funds were nearly worthless and would seek an orderly closure). However, we think a more important question lingers. Specifically, how many other funds (as yet unidentified) have similar investment strat-

4	RS LOW DURATION BOND VIP SERIES

egies and assets and to what extent will they face the same margin call pressures? A disorderly disposition of subprime assets at fire sale prices would likely force investors to revalue their subprime portfolios at substantially lower prices with unknown negative consequences for the broader markets. In other words, we’re waiting for the other shoe to drop.

Against this backdrop, it was not surprising to us that bonds did not fare well during the period. The Lehman Brothers Aggregate Bond Index returned –0.52% for the second quarter, in sharp contrast to the 1.5% posted in the first quarter. Most segments of the taxable bond market experienced negative returns with asset-backed securities (ABS) faring the best with a return of 0.14% while corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) returning –0.73%, –0.50% and –1.05% respectively. Year-to-date, these subsectors have returned 1.55% (ABS), 0.76% (corporate bonds), 1.05% (MBS) and 0.43% (CMBS).

For the second quarter, the various subsectors did not perform better relative to Treasuries either as the Lehman Brothers Aggregate Bond Index underperformed comparable-duration Treasuries (negative excess returns) by 0.25%. MBS and CMBS were the worst performing sectors, posting excess returns of –0.56% and –0.44%, respectively, while ABS lost 0.17% to Treasuries. Corporate bonds did best on a relative basis, posting 0.04% of excess returns in the quarter. This performance was still a bit of a disappointment, however, because the sector posted 0.34% of excess returns in April and May only to give much of it back in June. Year-to-date, the Lehman Brothers Aggregate Bond Index has underperformed Treasuries by 0.27%, while ABS, MBS, and CMBS have underperformed by 0.27%, 0.57%, and 0.62%, respectively, while corporate bonds — the only sector in positive territory — have outperformed by 0.05%.

To quote Yogi Berra, it was “déjà vu all over again” for corporate bonds in the second quarter. April and May saw very solid performance in the sector, but, just as in the first quarter, corporate bonds stumbled in the last month. The strong performance earlier in the quarter resulted from better-than-expected first quarter corporate earnings, an improving stock market, and a brighter outlook for the U.S. economy. Investors also re-entered the corporate bond market to take advantage of the cheapening that occurred at the end of the first quarter, while continued demand from structured credit products lent further support to the sector. In June, however, the credit market buckled under the weight of several negative forces. Concerns of a spillover from the subprime mortgage sector, rising interest rates, a declining stock market, an uptick in volatility, increased debt issuance to fund share buybacks, and large overall new-issue supply — all combined to push spreads wider.

The Fund maintained a significant exposure to the credit sector. Although we have some concerns about the corporate market in general, the majority of the issues we own mature in one year. In addition, the bonds offer attractive breakeven spreads and as a result, we believe these issues remain an attractive investment for the Fund.

The Fund was negatively impacted by its structured finance exposure as these sectors underperformed in the wake of wider swap spreads. The fundamentals for ABS, CMBS and MBS, however, remain positive. Unlike the experience in the subprime market, the underlying credit performance in these sectors remains solid with plenty of credit support. We are particularly positive about shorter-maturity, non-agency CMOs backed by prime and alt-A residential mortgages (loans made with much less documentation regarding verified income or verified assets of the borrower), which provides the Fund with an incremental advantage of 0.15-0.25% option adjusted spread (OAS).

Despite the delinquencies and the defaults experienced in some sectors of the subprime mortgage market, we are very pleased to note that the Fund has not experienced these performance problems. The poor performing subprime loans (and the bonds backed by them) are largely adjustable-rate mortgages (ARMs) originated in late 2005 and thereafter. We believe that lax under-

RS LOW DURATION BOND VIP SERIES	5

RS Low Duration Bond VIP Series (continued)

writing standards made these loans more suspect and more vulnerable to greater defaults. Specifically, we expect that many borrowers have been (or will be) unable to pay the higher monthly interest payments once these ARMs reset upward (known as “payment shock”). Moreover, we believe that in an environment of tighter lending standards and falling home prices, borrowers very likely will not be able to refinance, either. Both situations are recipes for defaults, and we have sought to position the portfolio away from these risks.

The AAA-rated subprime bonds that the Fund holds are almost exclusively backed by fixed-rate loans issued from 1997 to 2004. Besides having no ARM reset risk, these more-seasoned loans are on homes that have participated in the run-up of housing prices, even net of the recent softness. We believe that the substantial remaining equity in these homes makes it much less likely (and much more expensive) for borrowers to default on these loans. The market recognizes these fundamental advantages, and, our subprime bonds have performed well despite the turmoil of the subprime market.

Outlook

Our outlook remains largely unchanged from the first quarter. We believe that inflation is likely to remain near the upper bounds of the Fed’s comfort zone as strong global demand for energy and commodities persist. Wages have also been supported by consistent job growth. We also expect the economy to continue growing at a 2%-2.5% rate in the near term, so we anticipate that the Fed will leave rates unchanged for the balance of the year. We do not expect a slide into a recession or recession-like conditions, but this may hinge on the health of the housing sector and the impact of growing delinquencies in the subprime mortgage market.

The housing market boom and new mortgage lending products fueled consumer spending over the past few years, and we think it’s clear that these factors are waning. We have seen that house prices are now declining, sales are lower, and inventories of unsold homes are reaching multi-year highs. Mortgage rates are also significantly higher, while lending standards have been tightened to avoid the excesses caused by lax (or fraudulent) underwriting during the subprime boom. As a result, we believe that many subprime borrowers may find themselves unable to refinance or service their current mortgages. The impact of higher delinquencies and defaults on consumer spending and the broader economy is worrisome to us. We believe that it will certainly affect the entire mortgage origination food chain: borrowers, mortgage brokers and originators, mortgage servicers, Wall Street bond originators, and, ultimately, bond investors.

Also uncertain (and troubling) to us is the impact of downgraded subprime bonds on hedge funds, Wall Street, and the overall capital markets. The whole issue of leverage, counterparty risk, distressed sales of repossessed margin call assets, and the potential for bankruptcy were all featured during the Bear Stearns episode, but many more such episodes may be waiting in the wings. Furthermore, we think the illiquid nature of these assets — notably collateralized debt obligations (CDOs), which are investment vehicles that hold subprime bonds — will likely magnify their impact. It’s unclear whether the capital markets can comfortably digest all the assets sold under distressed conditions.

We believe the uncertainty about the subprime market will cast a pall over the bond market, and increased volatility in risk premiums (swap spreads) will likely persist and adversely affect agency debt, MBS (both residential and commercial) and ABS.

Although we think corporate balance sheets are in good shape generally, we also remain cautious on the credit market. We believe that leveraged buyouts and mergers-and-acquisitions activity are ever-present risks in an environment where global pools of liquidity are chasing all available opportunities. Further, there is the growing risk of corporate recapitalizations where new debt is issued to fund share buybacks, an activity that rewards shareholders at the expense of bondholders. We think corporate earnings may also begin to ease.

6	RS LOW DURATION BOND VIP SERIES

As always, we will be monitoring all of these factors extremely closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS LOW DURATION BOND VIP SERIES	7

RS Low Duration Bond VIP Series (continued)

Assets Under Management: $26,427,819	Data as of June 30, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA	5.125%	04/15/2011	4.07%
FNMA	5.000%	02/16/2012	2.90%
U.S. Treasury Notes	4.750%	05/31/2012	2.48%
U.S. Treasury Notes	4.500%	05/15/2010	2.34%
Morgan Stanley Capital I	6.994%	12/15/2031	2.16%
FNMA	5.000%	10/15/2011	2.06%
Ford Credit Auto Owner Trust	4.380%	01/15/2010	1.63%
Capital Auto Receivables Asset Trust	5.310%	10/20/2009	1.59%
Chase Commercial Mortgage Securities Corp.	6.390%	11/18/2030	1.55%
FNMA	6.000%	02/25/2032	1.55%
Total			22.33%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

8	RS LOW DURATION BOND VIP SERIES

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	Since Inception
RS Low Duration Bond VIP Series	08/28/03	2.04%	5.15%	2.80%	2.41%
Lehman Brothers U.S. Government 1-3 Year Bond Index[2]		2.14%	5.22%	3.04%	2.66%

[2]

The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment If invested on 08/28/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Low Duration Bond VIP Series and the Lehman Brothers U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.68%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS LOW DURATION BOND VIP SERIES	9

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,020.40	$3.39	0.68%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.44	$3.39	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	RS LOW DURATION BOND VIP SERIES

Schedule of Investments — RS Low Duration Bond VIP Series

June 30, 2007 (unaudited)	Principal Amount	Value

Asset Backed Securities — 16.8%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$260,000	$255,798
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	242,116	233,344
Bank One Issuance Trust 2003-A7 A7 3.35% due 3/15/2011	280,000	274,694
Capital Auto Receivables Asset Trust 2006-SN1A A3 5.31% due 10/20/2009(2)	420,000	419,560
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	410,000	405,863
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	351,998	332,300
CitiFinancial Mortgage Securities., Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	280,000	266,855
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	136,545	134,318
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	435,000	431,245
Renaissance Home Equity Loan Trust 2005-2 AF3 4.499% due 8/25/2035(1)	390,000	385,961
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	390,000	384,354
2003-RS3 AI4 5.67% due 4/25/2033(1)	396,880	395,848
2002-RS4 AI5 6.163% due 8/25/2032(1)	61,600	61,043
Residential Funding Mortgage Securities Trust 2003-HS3 AI2 3.15% due 7/25/2018	58,678	58,233
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	413,000	406,463

Total Asset Backed Securities (Cost $4,488,030)		4,445,879

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations — 15.4%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.144% due 7/25/2034(1)	$260,000	$253,736
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	242,905	243,188
2006-45T1 1A7 6.00% due 2/25/2037	251,949	250,961
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	117,163	117,422
FHLMC
2598 QC 4.50% due 6/15/2027	256,244	252,133
1534 Z 5.00% due 6/15/2023	172,807	168,793
2500 TD 5.50% due 2/15/2016	80,294	80,224
20 H 5.50% due 10/25/2023	80,576	79,519
2470 VB 6.00% due 8/15/2018	224,945	225,194
1650 J 6.50% due 6/15/2023	177,500	178,824
FNMA
2003-24 PU 3.50% due 11/25/2015	185,890	179,201
2003-63 GU 4.00% due 7/25/2033	184,175	181,106
2005-39 CL 5.00% due 12/25/2021	260,000	256,271
2003-13 ME 5.00% due 2/25/2026	195,576	194,325
2002-55 PC 5.50% due 4/25/2026	5,518	5,501
2006-45 AC 5.50% due 6/25/2036	151,759	149,952
2002-52 PB 6.00% due 2/25/2032	407,000	408,404
GNMA 2002-93 NV 4.75% due 2/20/2032	14,394	14,007
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	151,399	148,632
RBSGC Mortgage Pass Through Certificates 2007-B 2A1 6.087% due 11/25/2021(1)	259,890	258,997
Residential Accredit Loans, Inc. 2007-QS1 1A1 6.00% due 1/25/2037	259,424	259,512

The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES	11

Schedule of Investments — RS Low Duration Bond VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$132,835	$131,320
Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	46,964	44,916

Total Collateralized Mortgage Obligations (Cost $4,129,179)		4,082,138

	Principal Amount	Value
Commercial Mortgage Backed Securities — 14.0%
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	407,404	410,582
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	307,071	312,070
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	185,000	180,111
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	365,000	386,943
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	225,551	230,234
Greenwich Capital Commercial Funding Corp.
2004-GG1 A2 3.835% due 6/10/2036	15,809	15,759
2005-GG3 A2 4.305% due 8/10/2042	274,000	266,925
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	270,000	265,708
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2004-C1 A1 3.053% due 1/15/2038	330,147	319,312
2001-C1 A3 5.857% due 10/12/2035	250,000	251,840
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	129,586	134,889
LB UBS Commercial Mortgage Trust
2003-C1 A2 3.323% due 3/15/2027	250,000	246,394
2000-C5 A1 6.41% due 12/15/2019	117,329	117,651

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Mortgage Backed Securities (continued)
Morgan Stanley Capital I 1999-RM1 E 7.22% due 12/15/2031(1)	$560,000	$571,366

Total Commercial Mortgage Backed Securities (Cost $3,755,772)		3,709,784

	Principal Amount	Value
Corporate Bonds — 30.9%
Aerospace & Defense — 0.4%
Raytheon Co. 4.50% due 11/15/2007	96,000	95,664

		95,664
Automotive — 2.1%
DaimlerChrysler NA Holding Corp. 4.75% due 1/15/2008	300,000	298,963
General Motors Acceptance Corp. 4.375% due 12/10/2007	250,000	248,197

		547,160
Chemicals — 2.3%
ICI Wilmington, Inc. 7.05% due 9/15/2007	207,000	207,488
Lyondell Chemical Co. 10.875% due 5/1/2009	150,000	150,000
Praxair, Inc. 4.75% due 7/15/2007	250,000	249,965

		607,453
Electric — 1.1%
Entergy Gulf States, Inc. 3.60% due 6/1/2008	150,000	147,324
Pepco Holdings, Inc. 5.50% due 8/15/2007	150,000	150,060

		297,384
Energy — 2.4%
Anadarko Petroleum Corp. 3.25% due 5/1/2008	250,000	245,161
Occidental Petroleum Corp. 4.00% due 11/30/2007	200,000	198,874
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	187,200	182,640

		626,675
Finance Companies — 4.1%
Capital One Bank 4.25% due 12/1/2008	200,000	196,833
General Electric Capital Corp. 3.50% due 8/15/2007	300,000	299,398
iStar Financial, Inc. 7.00% due 3/15/2008	250,000	252,025
Residential Capital Corp. 6.125% due 11/21/2008	150,000	148,631
SLM Corp. 4.00% due 1/15/2009	200,000	192,165

		1,089,052

The accompanying notes are an integral part of these financial statements.

12	RS LOW DURATION BOND VIP SERIES

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Financial - Banks — 1.9%
Popular NA, Inc. 3.875% due 10/1/2008	$250,000	$245,040
Sovereign Bank 4.00% due 2/1/2008	250,000	247,880

		492,920
Home Construction — 0.9%
Ryland Group, Inc. 5.375% due 6/1/2008	250,000	249,409

		249,409
Insurance — 2.5%
UnitedHealth Group, Inc. 3.375% due 8/15/2007	250,000	249,407
Unum Group 5.859% due 5/15/2009	150,000	150,429
WellPoint, Inc. 3.75% due 12/14/2007	250,000	248,042

		647,878
Media – Cable — 1.0%
Comcast Corp. 7.625% due 4/15/2008	250,000	253,669

		253,669
Media – NonCable — 0.4%
R.H. Donnelley Finance Corp. I 10.875% due 12/15/2012	100,000	106,625

		106,625
Natural Gas - Distributors — 0.9%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	250,456

		250,456
Natural Gas - Pipelines — 1.0%
Enterprise Products Operating LP 4.00% due 10/15/2007	275,000	273,861

		273,861
Paper & Forest Products — 1.9%
International Paper Co. 3.80% due 4/1/2008	250,000	246,399
Packaging Corp. of America 4.375% due 8/1/2008	250,000	246,298

		492,697
Railroads — 0.9%
Illinois Central Railroad Co. 6.98% due 7/12/2007	250,000	250,080

		250,080
Retailers — 2.9%
CVS Corp. 3.875% due 11/1/2007	250,000	248,580
Federated Department Stores, Inc. 6.625% due 9/1/2008	255,000	256,673
J.C. Penney Corp., Inc. 6.50% due 12/15/2007	250,000	250,784

		756,037

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds (continued)
Supermarkets — 0.9%
Safeway, Inc. 7.00% due 9/15/2007	$250,000	$250,600

		250,600
Utilities - Electric & Water — 2.4%
American Electric Power Co, Inc. 4.709% due 8/16/2007(1)	230,000	229,761
Public Service Co. of New Mexico 4.40% due 9/15/2008	150,000	147,649
Tampa Electric Co. 5.375% due 8/15/2007	250,000	249,923

		627,333
Wireline Communications — 0.9%
Telecom Italia Capital 4.00% due 11/15/2008	250,000	244,686

		244,686

Total Corporate Bonds (Cost $8,187,405)		8,159,639

	Principal Amount	Value
Mortgage Pass-Through Security — 1.0%
FNMA 6.222% due 8/1/2046(1)	254,619	256,662

Total Mortgage Pass-Through Security (Cost $257,110)		256,662

	Principal Amount	Value
Sovereign Debt Security — 0.9%
United Mexican States 4.625% due 10/8/2008	250,000	246,750

Total Sovereign Debt Security (Cost $247,993)		246,750

	Principal Amount	Value
U.S. Government Securities — 18.4%
U.S. Government Agency Securities — 12.6%
FHLMC	415,000	402,861
3.15% due 12/16/2008
FNMA
3.75% due 3/18/2010(1)	140,000	136,641
4.50% due 12/1/2009	410,000	402,559
5.00% due 10/15/2011 - 2/16/2012	1,325,000	1,309,961
5.125% due 4/15/2011	1,080,000	1,076,083

		3,328,105

The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES	13

Schedule of Investments — RS Low Duration Bond VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

U.S. Government Securities (continued)
U.S. Treasury Notes — 5.8%
U.S. Treasury Notes
4.50% due 5/15/2010 - 11/30/2011	$850,000	$839,625
4.625% due 2/29/2012	30,000	29,616
4.75% due 5/31/2012	660,000	654,844

		1,524,085

Total U.S. Government Securities (Cost $4,884,523)		4,852,190

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	1	23
RS Emerging Growth Fund, Class Y(3)	2	86
RS Emerging Markets Fund, Class A(3)	1	14
RS Global Natural Resources Fund, Class Y(3)	7	241
RS Growth Fund, Class Y(3)	5	83
RS Investors Fund, Class Y(3)	13	166
RS MidCap Opportunities Fund, Class Y(3)	4	69
RS Partners Fund, Class Y(3)	1	60
RS Smaller Company Growth Fund, Class Y(3)	2	50
RS Value Fund, Class Y(3)	1	47

Total Other Investments (Cost $783)		839

	Principal Amount	Value

Repurchase Agreement — 4.5%
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/2007, maturity value of $1,178,504, due 7/2/2007, collateralized by $1,190,000 in FHLB, 6.05%, due 2/21/2017, with a value of $1,203,388	1,178,000	1,178,000

Total Repurchase Agreement (Cost $1,178,000)		1,178,000

Total Investments — 101.9% (Cost $27,128,795)		26,931,881

Other Liabilities, Net — (1.9)%		(504,062)

Total Net Assets — 100.0%		$26,427,819

(1)	Interest accrual can change due to structural features. The rate shown is the rate in effect at June 30, 2007.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007 the aggregate market value of these securities amounted to $1,169,254 representing 4.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14	RS LOW DURATION BOND VIP SERIES

Financial Information — RS Low Duration Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$26,931,881
Cash and cash equivalents	769
Interest receivable	199,704
Receivable for fund shares subscribed	1,419
Prepaid expenses	593

Total Assets	27,134,366

Liabilities
Payable for investments purchased	688,100
Payable to adviser	9,757
Deferred trustees’ compensation	839
Accrued expenses/other liabilities	7,851

Total Liabilities	706,547

Total Net Assets	$26,427,819

Net Assets Consist of:
Paid-in capital	$26,440,648
Accumulated undistributed net investment income	583,411
Accumulated net realized loss from investments	(399,326)
Net unrealized depreciation on investments	(196,914)

Total Net Assets	$26,427,819

Investments, at Cost	$27,128,795

Pricing of Shares
Shares of beneficial interest outstanding with no par value	2,638,705
Net Asset Value Per Share	$10.02

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$672,558

Total Investment Income	672,558

Expenses
Investment advisory fees	59,114
Custodian fees	17,953
Professional fees	6,123
Shareholder reports	4,393
Trustees’ fees and expenses	751
Insurance expense	692
Administrative service fees	388
Other expense	558

Total Expenses before custody credits	89,972
Less: Custody credits	(1,025)

Expenses Net of Custody Credits	88,947

Net Investment Income	583,611

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(11,717)
Net change in unrealized depreciation on investments	(51,936)

Net Loss on Investments	(63,653)

Net Increase in Net Assets Resulting from Operations	$519,958

The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES	15

Financial Information — RS Low Duration Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$583,611	$1,081,938
Net realized loss on investments	(11,717)	(132,262)
Net change in unrealized appreciation/(depreciation) on investments	(51,936)	185,411

Net Increase in Net Assets Resulting from Operations	519,958	1,135,087

Distributions to Shareholders from:
Net investment income	—	(1,090,755)

Capital Share Transactions
Proceeds from sales of shares	2,714,626	5,829,576
Reinvestment of distributions	—	1,090,755
Cost of shares redeemed	(4,775,655)	(6,373,779)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,061,029)	546,552

Net Increase/(Decrease) in Net Assets	(1,541,071)	590,884

Net Assets
Beginning of period	27,968,890	27,378,006

End of period	$26,427,819	$27,968,890

Distributions in Excess of Net Investment Income included in Net Assets	$—	$(200)

Accumulated Undistributed Net Investment Income included in Net Assets	$583,411	$—

Other Information
Shares
Sold	273,226	590,712
Reinvested	—	111,226
Redeemed	(482,412)	(646,229)

Net Increase	(209,186)	55,709

The accompanying notes are an integral part of these financial statements.

16	RS LOW DURATION BOND VIP SERIES

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RS LOW DURATION BOND VIP SERIES	17

Financial Information — RS Low Duration Bond VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Dividends and Distributions

Six Months Ended 06/30/07[1]	$9.82	$0.22	$(0.02)	0.20	$—	$—	$—

Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

Year Ended 12/31/04	10.06	0.18	(0.09)	0.09	(0.18)	—	(0.18)

Period From 08/28/03† to 12/31/03	10.00	0.03	0.07	0.10	(0.03)	(0.01)	(0.04)

The accompanying notes are an integral part of these financial statements.

18	RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.02	2.04%		$26,428	0.68%		4.43%		27%

9.82	4.07%		27,969	0.71%	(b)(d)	3.88%	(d)	78%

9.81	1.25%		27,378	0.79%		2.94%		109%

9.97	0.91%		23,657	0.81%		2.11%		90%

10.06	0.97%	(a)	10,840	1.74%	(c)	0.93%	(c)	92%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.
(c)	Annualized.
(d)	Includes the effect of expenses waived by GIS.

The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES	19

Notes to Financial Statements — RS Low Duration Bond VIP Series

June 30, 2007 (unaudited)

Note A. Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Low Duration Bond VIP Series (the “Fund” or “LDBV”) is a series of the Trust. LDBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of LDBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note D).

Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

20	RS LOW DURATION BOND VIP SERIES

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $1,025. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Futures Contracts

LDBV may enter into financial futures contracts. In entering into such contracts, LDBV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by LDBV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by LDBV. The daily changes in the variation margin are recognized as unrealized gains or losses by LDBV. LDBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for LDBV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of LDBV at the net asset value recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was as follows:

	Ordinary Income	Return of Capital
2006	$1,085,666	$5,089

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated loss on a tax basis was as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Depreciation
$—	$(387,609)	$(144,978)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

RS LOW DURATION BOND VIP SERIES	21

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

June 30, 2007 (unaudited)

distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Fund elected to defer $5,903 of net capital losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(15,848)	2012
	(220,126)	2013
	(145,732)	2014

Total	$(381,706)

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, LDBV pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.45% of LDBV’s average daily net assets.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of LDBV. Payment of the sub-advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009, to limit LDBV’s total annual operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding 0.70% of the average daily net assets at LDBV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $8,505,012 and $7,061,798, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $23,982 and $220,896, respectively, resulting in net unrealized depreciation of $196,914. The cost of investments owned at June 30, 2007 for federal income tax purposes was $27,128,795.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, LDBV will typically require the seller to deposit additional collateral by the next business day. If the request for additional

22	RS LOW DURATION BOND VIP SERIES

collateral is not met, or the seller defaults, LDBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, all repurchase agreements held by the Fund had been entered into on June 29, 2007.

Note E.	Reverse Repurchase Agreements

LDBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short- term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time LDBV enters into a reverse repurchase agreement, LDBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by LDBV may be unable to deliver the securities when LDBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in LDBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

LDBV may enter into dollar rolls (principally using TBAs) in which LDBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. LDBV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by LDBV may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in LDBV’s net asset value and may be viewed as a form of leverage.

RS LOW DURATION BOND VIP SERIES	23

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for LDBV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	273,226	590,712	$2,714,626	$5,829,576
Shares issued in reinvestment of dividends	—	111,226	—	1,090,755
Shares repurchased	(482,412)	(646,229)	(4,775,655)	(6,373,779)

Net increase/(decrease)	(209,186)	55,709	$(2,061,029)	$546,552

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

June 30, 2007 (unaudited)

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note K.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under-takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement

24	RS LOW DURATION BOND VIP SERIES

agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

RS LOW DURATION BOND VIP SERIES	25

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at

26	RS LOW DURATION BOND VIP SERIES

improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS LOW DURATION BOND VIP SERIES	27

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

6.30.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Ho Wang (Guardian Investor Services)

has managed RS High Yield Bond VIP Series since April 2006*. Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

RS High Yield Bond VIP Series seeks current income by investing in debt securities rated below investment grade, commonly known as “high yield” securities or “junk bonds”. Capital appreciation is a secondary objective.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets in debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services LLC (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer’s earnings patterns, financial history, management and general prospects, relative to the price of the security.

Performance

The RS High Yield Bond VIP Series returned 0.12% in the second quarter of 2007 and 2.60% for the first half of the year. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index3 (the “Index”) by 0.10% in the second quarter. The benchmark returned 2.87% for the six months ended June 30, 2007.

Year-to-date, high-yield bonds outperformed other fixed-income instruments. Similar to the first quarter, the high-yield market recorded positive returns in the first two months of the quarter. We believe that a continued appetite for risk is reflected in the lower-quality sector (bonds rated Caa or below), returning 3.28% during the period. In the second quarter, we observed elevated concerns regarding the subprime mortgage market, possible hedge fund liquidations, and a large forward new-issue calendar, which resulted in increased volatility in June and a reversal of the first two months’ positive returns. After recording a positive return of 2.06% for April and May, the high-yield market was down -1.80% in June as measured by the Index.

The high yield primary market is volatile. During the second quarter, $57 billion of new issuance was priced, with leveraged buyout transactions accounting for a large percentage of this issuance. Year to date, issuance has exceeded $96 billion. We think that the high-yield market is poised to surpass the record amount of new issuance seen in 2006.

Portfolio Review

The economic data in the second quarter dashed investors’ hopes of another rate cut by the Federal Reserve Board (the “Fed”). The Fed remained on hold during the quarter, leaving the federal funds rate unchanged at 5.25%. The Treasury market took on a more bullish tone in the second half of June as the market started pricing in some probability of an easing by year-end. The yields of various Treasuries became sharply higher over the quarter. As a result, the slope of the yield curve continued its steepening trend from the first quarter to a more normal condition, where longer-maturity yields are greater than short ones.

The automotive sector outperformed the Index in the second quarter by 2.14%, as the resolution of the Delphi/United Auto Workers (UAW) talks, strong overseas sales, and a weak U.S. dollar buoyed the sector. The automotive sector accounts for 8.98% of the Index, but only 7.15% of the Fund. Currently, Ford Motor

RS HIGH YIELD BOND VIP SERIES	3

RS High Yield Bond VIP Series (continued)

Credit Company is the Fund’s largest single holding, constituting 4.77% as of June 30, 2007.

We were concerned about the effects of the weak U.S. housing market on the automotive sector, and our fears turned out to be true, as North American new car sales slumped during the first half of the year to levels not seen since 1999. We have increased the Fund’s exposure to the automotive sector selectively, as we believe that the recent signs of stabilization of market share at General Motors and Ford’s re-financing remain strong positives. However, we expect that the Fund will stay underweighted in the sector, as we believe that there is still potential for a major UAW strike in September and continued low North American auto sales may lead to production cutbacks in the second half of 2007.

Paper was an underperforming sector in the second quarter, returning -0.75%. The Fund’s holdings in this sector reduced the Fund’s overall return by 0.05%. Contributing to the underperformance was the Fund’s exposure to Canadian paper companies, Abitibi Consolidated and Catalyst Paper. Costs for these companies increased materially during the quarter, stemming from an 8% rally in the Canadian dollar, while selling prices for a principle product - newsprint - continued a downward slide from the first quarter. However, we believe the positions the Fund holds are defensive in nature, given their high coupon and short maturities in 2010 and 2011. In addition, the proposed merger between Abitibi Consolidated and Bowater, two major newsprint producers, is expected to close in the third quarter, resulting in a credit enhancement opportunity through potential synergies and a platform for further newsprint capacity rationalization.

The Fund has an overweight position in Graphic Packaging 9.5% senior subordinated notes due 2013 that will become callable in August 2008. As the overall high- yield market corrected in the second half of June, the market determined that calling these bonds and refinancing at a materially lower coupon rate was less likely. We believe that this company offers stability throughout the economic cycle given its staggered contract and cost pass-through characteristics. Furthermore, we are encouraged by the company’s ability to generate free cash flow that continues to be directed toward debt reduction. As a result, we are currently comfortable holding our overweight position in this credit while collecting a 9.5% coupon.

Although the Fund is overweighted in paper, we do not view the overall sector as extremely attractive. Our focus is on opportunities within the sector that are event driven. We want to take advantage of consolidation activities while steering clear of companies producing lumber and other wood products that supply the housing industry. We are therefore looking to maximize returns without taking on material risk, hence the short maturity, and defensive dynamics of the Abitibi Consolidated and Catalyst Paper positions.

Transportation services was one of the top-performing sectors for the Fund, with a 1.41% return for the second quarter vs. a 0.22% return for the Index. The sector is dominated by petroleum and dry bulk shipping companies, whose fundamentals we think will remain stable and the outlook for which we believe remains positive. The transportation services sector outperformed Treasuries by 1.52% for the quarter. In our view, leveraged buyout speculation, mergers and debt refinancing activity were primary drivers of outperformance during the second quarter.

On May 31, 2007, OMI Corporation, a petroleum tanker company, was acquired by two competitors and offered to repurchase its outstanding debt at a five-point premium above the market price on the date of the announcement. The Fund had an overweight position in OMI relative to the Index.

Avis Budget Group, the Fund’s largest holding in the sector, remains the subject of speculation of a buyout by private equity. Because of covenant restrictions under the outstanding notes issued by the company last year, it is thought that the debt would likely be taken out to finance any transaction related to going private. This speculation has caused significant appreciation in the market value of the notes. The Fund had an overweight position in Avis relative to the Index.

On a credit quality basis, lower-rated securities outperformed higher-rated securities during the second

4	RS HIGH YIELD BOND VIP SERIES

quarter, continuing the first-quarter trend. The lower quality Caa sector of the Index returned 1.28% on a nominal basis, outperforming the higher quality Ba and B sectors, which returned -0.54% and 0.36%, respectively. Year-to-date the Caa sector returned 5.51% vs.1.21% and 3.08% for the Ba and B sectors. During the second quarter, the Fund was underweighted in securities with a credit rating of Caa and lower relative to the Index (14.30% for the Fund vs. 20.17% for the Index). We believe this underweighting of the Caa sector hurt Fund performance by 0.05% in the second quarter. Given the historically tight credit spreads in high yield and the uncertainties in the credit cycle, however, we continue to feel it prudent to manage the portfolio with this conservative bias.

Outlook

We believe that monetary policy, inflation, labor markets, energy, and housing will remain the key drivers of the high-yield market for the second half of 2007. The release of mixed economic data in the first and second quarters coupled with the continued housing slowdown, escalation of the leveraged buyout phenomenon, increased mergers-and-acquisitions activity, decelerating corporate earnings growth, and subprime lending concerns point to a more cautious economic stance. Although we remain positive on the fundamentals given low default rates in the high-yield market at this time, data indicating a slowdown in housing and economic growth as well as subprime lending practices and their effect on the economy raise our level of concerns.

We believe that liquidity will not be as ample as before, but we expect to see continued participation from a diverse investment group such as hedge funds, international investors, and high-grade investors. However, the high level of issuance expected for the remainder of the year gives us caution. The level of leverage and the degree of covenants are important factors for us to monitor closely.

For the second half of the year, we think that the economic environment will affect the high-yield market’s performance and credit spreads. Lower freight rates, a decrease in paper container volume, and a slowdown in earnings and cash flow argue for slowing economic growth. Low default rates, inactive monetary policy and abundant liquidity provide a counterbalance from higher Treasury rates, tight spreads, and an elevated new-issue calendar. If the credit cycle turns and a slower economy takes hold in the second half of 2007, we believe both an increasing default rate and decelerating earnings growth may occur. While we currently remain positive on the fundamentals of the high-yield market, we are concerned that the slower growth in the economy and earnings could change this dynamic. We therefore continue to seek to structure the portfolio conservatively on a credit quality basis and are closely monitoring both individual credits and economic trends.

Thank you for your continued support.

Ho Wang

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS HIGH YIELD BOND VIP SERIES	5

RS High Yield Bond VIP Series (continued)

Assets Under Management: $65,068,759	Data as of June 30, 2007

Bond Quality[1]

Top Ten Holdings [2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
Lyondell Chemical Co.	10.875%	05/01/2009	3.90%
Dow Jones Credit Default Index	7.500%	06/29/2012	2.40%
General Motors Acceptance Corp.	6.750%	12/01/2014	2.24%
Ford Motor Credit Co.	7.250%	10/25/2011	1.76%
Charter Communications Holdings II LLC	10.250%	09/15/2010	1.46%
HCA, Inc.	9.250%	11/15/2016	1.42%
Block Communications, Inc.	8.250%	12/15/2015	1.37%
MGM Mirage, Inc.	7.500%	06/01/2016	1.36%
Harrahs Operating Co., Inc.	6.500%	06/01/2016	1.33%
IndyMac Bank FSB	N/A	N/A	1.24%
Total			18.48%

[1]	Source: Standard and Poor’s Ratings or equivalent rating.

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS HIGH YIELD BOND VIP SERIES

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
RS High Yield Bond VIP Series	09/13/99	2.60%	10.75%	7.69%	8.77%	5.42%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]		2.87%	11.55%	9.03%	11.91%	6.82%

[3]

The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. Unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment If invested on 09/13/99

The chart above shows the performance of a hypothetical $10,000 investment made in RS High Yield Bond VIP Series and the Lehman Brothers U.S. Corporate High Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.75%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS HIGH YIELD BOND VIP SERIES	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,026.00	$3.77	0.75%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.07	$3.76	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS HIGH YIELD BOND VIP SERIES

Schedule of Investments – RS High Yield Bond VIP Series

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds — 89.6%
Aerospace & Defense — 2.1%
Alion Science and Technology Corp.
Sr. Nt. 10.25% due 2/1/2015	B3/CCC+	$150,000	$154,875
Communications & Power Industries, Inc.
Sr. Sub. Nt. 8.00% due 2/1/2012	B2/B–	370,000	373,700
DRS Technologies, Inc.
Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	442,000	446,420
L-3 Communications Corp.
Sr. Sub. Nt.
5.875% due 1/15/2015	Ba3/BB+	130,000	120,575
6.125% due 7/15/2013	Ba3/BB+	150,000	141,750
6.375% due 10/15/2015	Ba3/BB+	150,000	141,750

			1,379,070
Automotive — 6.8%
American Axle & Manufacturing, Inc.
Sr. Nt. 7.875% due 3/1/2017	Ba3/BB	100,000	98,250
Ford Motor Credit Co.
Nt. 6.75% due 8/15/2008	B1/B	700,000	696,146
Sr. Nt.
7.25% due 10/25/2011	B1/B	1,190,000	1,145,294
8.00% due 12/15/2016	B1/B	300,000	287,354
9.75% due 9/15/2010	B1/B	457,000	477,193
9.875% due 8/10/2011	B1/B	430,000	451,342
General Motors Corp.
Sr. Deb. 8.375% due 7/15/2033	Caa1/B–	810,000	739,125
Goodyear Tire & Rubber Co.
Sr. Nt.
8.625% due 12/1/2011(1)	Ba3/B	72,000	75,780
9.135% due 12/1/2009(1)(2)	Ba3/B	110,000	110,275
TRW Automotive, Inc.
7.25% due 3/15/2017(1)	Ba3/BB–	338,000	321,945

			4,402,704
Building Materials — 1.4%
Mueller Water Products, Inc.
Sr. Sub. Nt. 7.375% due 6/1/2017(1)	B3/B	107,000	106,102
Norcraft Cos. LP
Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B–	375,000	387,187
U.S. Concrete, Inc.
Sr. Sub. Nt. 8.375% due 4/1/2014	B2/B–	385,000	384,038

			877,327
Chemicals — 5.5%
Equistar Chemicals LP
Sr. Nt. 10.125% due 9/1/2008	B1/BB–	311,000	323,440

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Chemicals (continued)
Huntsman International LLC
Sr. Sub. Nt. 7.875% due 11/15/2014	B2/B	$130,000	$139,262
Koppers, Inc.
Sr. Nt. 9.875% due 10/15/2013	B2/B	298,000	318,115
Lyondell Chemical Co.
Sr. Sub. Nt. 10.875% due 5/1/2009	B2/B	2,538,000	2,538,000
Momentive Performance Materials, Inc.
Sr. Nt. 9.75% due 12/1/2014(1)	B3/B–	260,000	262,600

			3,581,417
Construction Machinery — 1.8%
Ashtead Capital, Inc.
Nt. 9.00% due 8/15/2016(1)	B3/B	255,000	267,113
Ashtead Holdings PLC
Sr. Nt. 8.625% due 8/1/2015(1)	B3/B	170,000	173,400
Neff Corp.
Sr. Nt. 10.00% due 6/1/2015(1)	Caa2/B–	110,000	109,725
Rental Service Corp.
Sr. Nt. 9.50% due 12/1/2014(1)	Caa1/B–	30,000	30,600
Titan International, Inc.
Sr. Nt. 8.00% due 1/15/2012	B3/B	120,000	123,300
United Rentals NA, Inc.
Sr. Sub. Nt. 7.75% due 11/15/2013	B3/B	448,000	448,560

			1,152,698
Consumer Products — 2.0%
Easton-Bell Sports, Inc.
Sr. Sub. Nt. 8.375% due 10/1/2012	B3/B–	382,000	376,270
Elizabeth Arden, Inc.
Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B–	555,000	559,162
Jarden Corp.
Sr. Sub. Nt. 7.50% due 5/1/2017	B3/B–	375,000	370,313

			1,305,745
Diversified Manufacturing — 0.3%
Baldor Electric Co.
Sr. Nt. 8.625% due 2/15/2017	B3/B	120,000	126,900
ESCO Corp.
Sr. Nt. 8.625% due 12/15/2013(1)	B2/B	65,000	68,250

			195,150

The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES	9

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Electric — 2.5%
Dynegy Holdings, Inc.
Sr. Nt. 7.75% due 6/1/2019(1)	B2/B–	$340,000	$316,200
Edison Mission Energy
Sr. Nt. 7.00% due 5/15/2017(1)	B1/BB–	270,000	254,475
NRG Energy, Inc.
Sr. Nt. 7.375% due 1/15/2017	B1/B	260,000	260,975
Reliant Energy, Inc.
Sr. Nt.
7.625% due 6/15/2014	B3/B–	270,000	263,250
7.875% due 6/15/2017	B3/B–	135,000	131,287
Sierra Pacific Resources
Sr. Nt. 8.625% due 3/15/2014	B1/B	390,000	418,592

			1,644,779
Energy — 6.5%
Allis-Chalmers Energy, Inc.
Sr Nt. 9.00% due 1/15/2014	B2/B	210,000	213,675
Basic Energy Services, Inc.
Sr. Nt. 7.125% due 4/15/2016	B1/B	170,000	162,350
Belden & Blake Corp.
Sr. Sec. Nt. 8.75% due 7/15/2012	Caa2/B	170,000	174,250
Chaparral Energy, Inc.
Sr. Nt. 8.50% due 12/1/2015	Caa1/CCC+	665,000	650,037
Chesapeake Energy Corp.
Sr. Nt. 7.625% due 7/15/2013	Ba2/BB	255,000	261,375
Cimarex Energy Co.
Sr. Nt. 7.125% due 5/1/2017	B1/BB–	215,000	209,625
Compagnie Generale de Geophysique-Veritas
Sr. Nt. 7.75% due 5/15/2017	Ba3/B+	65,000	65,813
Complete Production Services, Inc.
Sr. Nt. 8.00% due 12/15/2016(1)	B2/B	130,000	131,300
Encore Acquisition Co.
Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B	450,000	414,000
Energy Partners Ltd.
Sr. Nt. 9.75% due 4/15/2014(1)	Caa1/B–	430,000	426,775
Hanover Compressor Co.
Sr. Nt. 7.50% due 4/15/2013	B2/B	85,000	85,425

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Energy (continued)
Hilcorp Energy I LP
Sr. Nt.
7.75% due 11/1/2015(1)	B3/B	$125,000	$121,250
9.00% due 6/1/2016(1)	B3/B	170,000	175,950
Mariner Energy, Inc.
Sr. Nt. 8.00% due 5/15/2017	B3/B–	215,000	213,388
OPTI Canada, Inc.
Sr. Sec. Nt.
7.875% due 12/15/2014(1)	B1/BB+	150,000	150,000
8.25% due 12/15/2014(1)	B1/BB+	65,000	65,975
Pride International, Inc.
Sr. Nt. 7.375% due 7/15/2014	Ba2/BB–	168,000	168,420
Western Oil Sands, Inc.
8.375% due 5/1/2012	Ba2/BBB	222,000	242,812
Whiting Petroleum Corp.
Sr. Sub. Nt. 7.00% due 2/1/2014	B1/B	300,000	282,000

			4,214,420
Energy-Refining — 0.4%
Petroplus Finance Ltd.
Sr. Nt.
6.75% due 5/1/2014(1)	B1/BB–	75,000	72,188
7.00% due 5/1/2017(1)	B1/BB–	210,000	202,125

			274,313
Entertainment — 0.3%
Snoqualmie Entertainment Authority
Nt. 9.125% due 2/1/2015(1)	B3/B	215,000	220,375

			220,375
Environmental — 0.4%
Allied Waste NA, Inc.
Sr. Nt. 7.875% due 4/15/2013	B1/BB+	250,000	252,813

			252,813
Food & Beverage — 3.2%
Aramark Corp.
Sr. Nt.
8.50% due 2/1/2015(1)	B3/B–	228,000	231,990
8.856% due 2/1/2015(1)(2)	B3/B–	108,000	109,620
ASG Consolidated LLC
Sr. Disc. Nt. 0.00/11.50% due 11/1/2011(3)	B3/B–	420,000	390,600
Constellation Brands, Inc.
Sr. Nt.
7.25% due 9/1/2016	Ba3/BB–	510,000	497,250
7.25% due 5/15/2017(1)	Ba3/BB–	270,000	263,250
Michael Foods, Inc.
Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	580,000	585,800

			2,078,510

The accompanying notes are an integral part of these financial statements.

10	RS HIGH YIELD BOND VIP SERIES

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Gaming — 7.1%
Boyd Gaming Corp.
Sr. Sub. Nt.
6.75% due 4/15/2014	Ba3/B+	$510,000	$499,800
7.125% due 2/1/2016	Ba3/B+	340,000	329,800
Buffalo Thunder Development Authority
Sr. Sec. Nt. 9.375% due 12/15/2014(1)	B2/B	110,000	110,000
Fontainebleau Las Vegas Holdings LLC
Nt. 10.25% due 6/15/2015(1)	Caa1/CCC+	135,000	132,975
Great Canadian Gaming Corp.
Sr. Sub. Nt. 7.25% due 2/15/2015(1)	B2/B+	110,000	109,450
Harrahs Operating Co., Inc.
Nt. 6.50% due 6/1/2016	Baa3/BB	1,040,000	868,400
MGM Mirage, Inc.
Sr. Nt. 7.50% due 6/1/2016	Ba2/BB	930,000	882,337
Pokagon Gaming Authority
Sr. Nt. 10.375% due 6/15/2014(1)	B3/B	170,000	187,425
Seminole Hard Rock Entertainment, Inc.
Sr. Sec. Nt. 7.86% due 3/15/2014(1)(2)	B1/BB	60,000	60,450
Seneca Gaming Corp.
Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	685,000	694,419
Station Casinos, Inc.
Sr. Sub. Nt. 6.875% due 3/1/2016	Ba3/B	625,000	551,563
Turning Stone Resort Casino Enterprise
Sr. Nt. 9.125% due 9/15/2014(1)	B1/B+	170,000	172,975

			4,599,594
Health Care — 6.5%
Alliance Imaging, Inc.
Sr. Sub. Nt. 7.25% due 12/15/2012	B3/B–	540,000	523,800
Fresenius Medical Care Capital
Tr. 7.875% due 6/15/2011	B1/B+	310,000	320,850
HCA, Inc.
Sr. Nt.
6.25% due 2/15/2013	Caa1/B–	340,000	306,850
6.50% due 2/15/2016	Caa1/B–	430,000	363,888
Sr. Sec. Nt.
9.125% due 11/15/2014(1)	B2/BB–	375,000	394,219
9.25% due 11/15/2016(1)	B2/BB–	870,000	926,550

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Health Care (continued)
PTS Acquisition Corp.
Sr. Nt. 9.50% due 4/15/2015(1)	Caa1/B–	$405,000	$397,912
Triad Hospitals, Inc.
Sr. Sub. Nt. 7.00% due 11/15/2013	B2/B+	700,000	735,839
US Oncology, Inc.
Sr. Sub. Nt. 10.75% due 8/15/2014	B2/B–	250,000	267,500

			4,237,408
Home Construction — 0.7%
K. Hovnanian Enterprises, Inc.
Sr. Nt.
6.25% due 1/15/2016	Ba3/BB	170,000	144,500
8.625% due 1/15/2017	Ba3/BB	85,000	81,600
Meritage Homes Corp.
Sr. Nt. 6.25% due 3/15/2015	Ba2/BB	270,000	240,300

			466,400
Industrial – Other — 1.0%
Belden CDT, Inc.
Sr. Sub. Nt. 7.00% due 3/15/2017(1)	Ba2/BB–	135,000	132,975
Education Management LLC
Sr. Nt. 8.75% due 6/1/2014	B2/CCC+	425,000	435,625
Seitel, Inc.
Sr. Nt. 9.75% due 2/15/2014(1)	B3/B–	110,000	108,900

			677,500
Insurance — 0.8%
UnumProvident Finance Co.
Sr. Nt. 6.85% due 11/15/2015(1)	Ba1/BB+	300,000	306,562
USI Holdings Corp.
Sr. Sub. Nt. 9.75% due 5/15/2015(1)	Caa1/CCC	215,000	213,925

			520,487
Lodging — 1.0%
Host Marriott LP
Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	675,000	648,000

			648,000
Media – Cable — 4.5%
Cablevision Systems Corp.
Sr. Nt. 8.00% due 4/15/2012	B3/B+	775,000	765,312
Charter Communications Holdings II LLC
Sr. Nt. 10.25% due 9/15/2010	Caa2/CCC	912,000	953,040

The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES	11

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Media – Cable (continued)
Charter Communications Operating LLC
Sr. Nt. 8.00% due 4/30/2012(1)	B3/B+	$278,000	$281,475
CSC Holdings, Inc.
Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	315,000	312,638
Insight Communications, Inc.
Sr. Disc. Nt. 12.25% due 2/15/2011	B3/CCC+	368,000	384,560
Local TV Finance LLC
Sr. Nt. 9.25% due 6/15/2015(1)	Caa1/CCC+	215,000	212,850
Virgin Media Finance PLC
Sr. Nt. 9.125% due 8/15/2016	B2/B–	42,000	43,995

			2,953,870
Media – NonCable — 6.4%
Block Communications, Inc.
Sr. Nt. 8.25% due 12/15/2015(1)	B2/B–	880,000	888,800
Bonten Media Acquisition Co.
Sr. Sub. Nt. 9.00% due 6/1/2015(1)	Caa1/CCC+	215,000	209,625
Dex Media East LLC
Sr. Sub. Nt. 12.125% due 11/15/2012	B2/B	269,000	289,511
EchoStar DBS Corp.
Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	530,000	519,400
Hughes Network Systems LLC
Sr. Nt. 9.50% due 4/15/2014	B1/B–	85,000	88,825
Idearc, Inc.
Sr. Nt. 8.00% due 11/15/2016	B2/B+	390,000	393,900
Mediacom Broadband LLC
Sr. Nt. 8.50% due 10/15/2015(1)	B3/B	150,000	150,750
R.H. Donnelley Corp.
Sr. Disc. Nt. Ser. A-1
6.875% due 1/15/2013	B3/B	119,000	112,753
Sr. Disc. Nt. Ser. A-2
6.875% due 1/15/2013	B3/B	356,000	337,310
R.H. Donnelley Financial Corp. I
Sr. Sub. Nt. 10.875% due 12/15/2012	B2/B	285,000	303,881

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Media – NonCable (continued)
Reader’s Digest Association, Inc.
Sr. Sub. Nt. 9.00% due 2/15/2017(1)	Caa1/CCC+	$435,000	$406,725
Valassis Communications, Inc.
Sr. Nt. 8.25% due 3/1/2015(1)	B3/B–	500,000	487,500

			4,188,980
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	Ba3/BB	135,000	142,425
8.375% due 4/1/2017	Ba3/BB	135,000	144,113

			286,538
Natural Gas-Distributors — 0.8%
Amerigas Partners LP
Sr. Nt. 7.125% due 5/20/2016	B1/NR	510,000	501,075

			501,075
Natural Gas-Pipelines — 2.0%
El Paso Performance-Linked
Tr. Nt. 7.75% due 7/15/2011(1)	Ba3/BB	170,000	175,100
MarkWest Energy Partners LP
Sr. Nt. Ser. B 8.50% due 7/15/2016	B2/B	510,000	518,925
SemGroup LP
Sr. Nt. 8.75% due 11/15/2015(1)	B1/NR	600,000	603,000

			1,297,025
Noncaptive Consumer — 0.7%
ACE Cash Express, Inc.
Sr. Nt. 10.25% due 10/1/2014(1)	Caa1/B–	420,000	429,450

			429,450
Noncaptive Diversified — 2.2%
General Motors Acceptance Corp.
Nt. 6.75% due 12/1/2014	Ba1/BB+	1,525,000	1,460,425

			1,460,425
Packaging — 1.8%
Crown Americas LLC
Sr. Nt. 7.75% due 11/15/2015	B1/B	600,000	603,000

The accompanying notes are an integral part of these financial statements.

12	RS HIGH YIELD BOND VIP SERIES

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Packaging (continued)
Owens-Brockway Glass Container, Inc.
Sr. Sec. Nt.
7.75% due 5/15/2011	Ba2/BB	$306,000	$314,033
8.875% due 2/15/2009	Ba2/BB	248,000	252,340

			1,169,373
Paper & Forest Products — 4.2%
Abitibi-Consolidated, Inc.
Nt. 8.55% due 8/1/2010	B3/B	585,000	558,675
Bowater, Inc.
Nt. 6.50% due 6/15/2013	B3/B	600,000	521,250
Caraustar Inds., Inc.
Nt. 7.375% due 6/1/2009	Caa2/B+	510,000	484,500
Catalyst Paper Corp.
Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B+	405,000	391,837
Graphic Packaging International, Inc.
Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B–	764,000	793,605

			2,749,867
Retailers — 1.8%
Autonation, Inc.
Sr. Nt.
7.00% due 4/15/2014	Ba2/BB+	85,000	83,938
7.356% due 4/15/2013(2)	Ba2/BB+	40,000	39,900
KAR Holdings, Inc.
Sr. Sub. Nt. 10.00% due 5/1/2015(1)	Caa1/CCC	430,000	419,250
Michaels Stores, Inc.
Sr. Sub. Nt. 11.375% due 11/1/2016(1)	Caa1/CCC	260,000	271,700
Rent-A-Center
Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B2/B+	320,000	324,800

			1,139,588
Services — 2.4%
NCO Group, Inc.
Sr. Nt.
10.23% due 11/15/2013(1)(2)	B3/B–	250,000	250,625
Sr. Sub. Nt.
11.875% due 11/15/2014(1)	Caa1/B–	130,000	134,225
Realogy Corp.
Sr. Nt.
7.50% due 10/15/2016(1)	Ba3/BB+	390,000	390,000
Sr. Sub. Nt.
12.375% due 4/15/2015(1)	Caa2/B–	270,000	246,375
Travelport LLC
Sr. Nt. 9.985% due 9/1/2014(2)	B3/CCC+	510,000	529,125

			1,550,350

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Supermarkets — 0.9%
Delhaize America, Inc.
Debt. 9.00% due 4/15/2031	Baa3/BB+	$314,000	$379,359
Stater Brothers Holdings
Sr. Nt. 7.75% due 4/15/2015(1)	B2/B+	65,000	65,162
Supervalu, Inc.
Sr. Nt. 7.50% due 11/15/2014	B1/B	130,000	133,250

			577,771
Technology — 4.4%
Deluxe Corp.
Sr. Nt. 7.375% due 6/1/2015(1)	Ba2/BB–	43,000	42,785
Freescale Semiconductor, Inc.
Sr. Nt.
8.875% due 12/15/2014(1)	B1/B	260,000	248,300
9.125% due 12/15/2014(1)	B1/B	535,000	502,900
9.235% due 12/15/2014(1)(2)	B1/B	130,000	125,450
Sr. Sub. Nt.
10.125% due 12/15/2016(1)	B2/B	130,000	122,200
Iron Mountain, Inc.
Sr. Sub. Nt. 8.625% due 4/1/2013	B3/B	750,000	751,875
Nortel Networks Ltd.
Sr. Nt.
9.606% due 7/15/2011(1)(2)	B3/B–	170,000	180,837
10.75% due 7/15/2016(1)	B3/B–	170,000	187,850
NXP BV / NXP Funding LLC
Sr. Sec. Nt.
7.875% due 10/15/2014	Ba2/BB+	100,000	98,500
8.106% due 10/15/2013(2)	Ba2/BB+	100,000	100,125
Solectron Global Finance Ltd.
Sr. Sub. Nt. 8.00% due 3/15/2016	B3/B	170,000	181,900
SunGard Data Systems, Inc.
Sr. Nt. 9.125% due 8/15/2013	Caa1/B–	280,000	286,650

			2,829,372
Tobacco — 0.8%
Reynolds American, Inc.
Sr. Sec. Nt. 7.25% due 6/1/2013	Ba1/BBB	510,000	529,377

			529,377
Transportation — 0.8%
American Railcar Industries, Inc.
Sr. Nt. 7.50% due 3/1/2014	B1/BB–	80,000	79,600
Avis Budget Car Rental LLC
Sr. Nt.
7.625% due 5/15/2014	Ba3/BB–	85,000	85,850
7.75% due 5/15/2016	Ba3/BB–	255,000	260,100
7.86% due 5/15/2014(2)	Ba3/BB–	85,000	86,275

			511,825

The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES	13

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Wireless Communications — 3.2%
Centennial Cellular Communications Corp.
Sr. Nt. 10.125% due 6/15/2013	B2/CCC	$215,000	$230,587
Inmarsat Finance PLC
Sr. Nt. 7.625% due 6/30/2012	Ba3/B+	222,000	229,492
Intelsat Bermuda, Ltd.
Sr. Nt. 9.25% due 6/15/2016	B2/B	85,000	90,313
Intelsat Corp.
Sr. Nt. 9.00% due 6/15/2016	B2/B–	425,000	445,187
iPCS, Inc.
Sr. Sec. Nt. 8.605% due 5/1/2014(1)(2)	Caa1/CCC	430,000	431,075
MetroPCS Wireless, Inc.
Sr. Nt.
9.25% due 11/1/2014(1)	Caa1/CCC	645,000	665,963

			2,092,617
Wireline Communications — 2.0%
Nordic Telephone Co. Holdings
Sr. Nt. 8.875% due 5/1/2016(1)	B2/B	170,000	180,200
Qwest Corp.
Sr. Nt.
7.625% due 6/15/2015	Ba1/BBB–	375,000	387,187
7.875% due 9/1/2011	Ba1/BBB–	340,000	354,450
Windstream Corp.
Sr. Nt.
7.00% due 3/15/2019	Ba3/BB–	110,000	105,050
8.625% due 8/1/2016	Ba3/BB–	255,000	269,663

			1,296,550

Total Corporate Bonds (Cost $58,048,472)			58,292,763

		Shares	Value
Preferred Stocks — 1.2%
Thrifts & Mortgage Finance — 1.2%
IndyMac Bank FSB(1)		32,000	804,000

			804,000

Total Preferred Stocks (Cost $800,000)			804,000

	Rating Moody’s/ S&P	Principal Amount	Value
Indexed Securities — 2.4%
Dow Jones Credit Default Index Series HY-8-T3 7.50% due 6/29/2012(1)	B3/NR	$1,650,000	1,561,312

Total Indexed Securities (Cost $1,640,088)			1,561,312

June 30, 2007 (unaudited)		Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)		1	$55
RS Emerging Growth Fund, Class Y(4)		5	207
RS Emerging Markets Fund, Class A(4)		2	37
RS Global Natural Resources Fund, Class Y(4)		16	581
RS Growth Fund, Class Y(4)		12	200
RS Investors Fund, Class Y(4)		31	399
RS MidCap Opportunities Fund, Class Y(4)		10	167
RS Partners Fund, Class Y(4)		4	146
RS Smaller Company Growth Fund, Class Y(4)		5	120
RS Value Fund, Class Y(4)		4	113

Total Other Investments (Cost $1,894)			2,025

Principal Amount			Value
Repurchase Agreement — 5.6%
State Street Bank and Trust Co. Repurchase Agreement, 5.13%, dated 6/29/2007, maturity value of $3,647,559, due 7/2/2007, collateralized by $3,680,000 in FHLB, 6.05%, due 2/21/2017, with a value of $3,721,400	$3,646,000		3,646,000

Total Repurchase Agreement (Cost $3,646,000)			3,646,000

Total Investments — 98.8% (Cost $64,136,454)			64,306,100

Other Assets, Net — 1.2%			762,659

Total Net Assets — 100.0%			$65,068,759

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2007, the aggregate market value of these securities amounted to $18,197,065, representing 28.0% of net assets of which $16,263,803, or 25.0%, have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Floating rate note. The rate shown is the rate in effect at June 30, 2007.
(3)	Step-up bond.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14	RS HIGH YIELD BOND VIP SERIES

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$64,306,100
Cash and cash equivalents	455
Interest receivable	1,037,690
Receivable for investments sold	703,084
Prepaid expenses	1,542
Receivable for fund shares subscribed	564

Total Assets	66,049,435

Liabilities
Payable for investments purchased	923,227
Payable to adviser	32,473
Payable for fund shares redeemed	7,897
Deferred trustees’ compensation	2,025
Accrued expenses/other liabilities	15,054

Total Liabilities	980,676

Total Net Assets	$65,068,759

Net Assets Consist of:
Paid-in capital	67,064,735
Accumulated undistributed net investment income	2,376,889
Accumulated net realized loss from investments	(4,542,511)
Net unrealized appreciation on investments	169,646

Total Net Assets	$65,068,759

Investments, at Cost	$64,136,454

Pricing of Shares
Shares of beneficial interest outstanding with no par value	7,486,577

Net Asset Value Per Share	$8.69

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$2,609,229

Total Investment Income	2,609,229

Expenses
Investment advisory fees	195,404
Custodian fees	28,792
Professional fees	9,251
Shareholder reports	6,795
Trustees’ fees and expenses	1,801
Insurance expense	1,642
Administrative service fees	977
Other expense	425

Total Expenses before custody credits	245,087
Less: Custody credits	(799)

Total Expenses, Net	244,288

Net Investment Income	2,364,941

Realized Gain/(Loss) and Change in Unrealized Appreciation (Depreciation) on Investments
Net realized gain from investments	723,510
Net change in unrealized depreciation on investments	(1,405,889)

Net Loss on Investments	(682,379)

Net Increase in Net Assets Resulting from Operations	$1,682,562

The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD BOND VIP SERIES	15

Financial Information — RS High Yield Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$2,364,941	$4,518,057
Net realized gain from investments	723,510	385,786
Net change in unrealized appreciation/(depreciation) on investments	(1,405,889)	799,042

Net Increase in Net Assets Resulting from Operations	1,682,562	5,702,885

Distributions to Shareholders
Net investment income	—	(4,517,672)

Capital Share Transactions
Proceeds from sales of shares	3,316,382	8,115,873
Reinvestment of distributions	—	4,517,672
Cost of shares redeemed	(4,288,053)	(13,351,000)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(971,671)	(717,455)

Net Increase in Net Assets	710,891	467,758

Net Assets

Beginning of period	64,357,868	63,890,110

End of period	$65,068,759	$64,357,868

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,376,889	$11,948

Other Information

Shares

Sold	381,804	958,102
Reinvested	—	540,016
Redeemed	(493,161)	(1,569,739)

Net Decrease	(111,357)	(71,621)

The accompanying notes are an integral part of these financial statements.

16	RS HIGH YIELD BOND VIP SERIES

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RS HIGH YIELD BOND VIP SERIES	17

Financial Information — RS High Yield Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions to Shareholders From Net Investment Income	Net Asset Value, End of Period	Total Return*

Six Months Ended 06/30/07[1]	$8.47	$0.32	$(0.10)	$0.22	$—	$8.69	2.60%

Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	8.47	9.17%

Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	8.33	3.30%

Year Ended 12/31/04	8.43	0.58	0.17	0.75	(0.58)	8.60	9.22%

Year Ended 12/31/03	7.61	0.53	0.82	1.35	(0.53)	8.43	17.95%

Year Ended 12/31/02	8.13	0.63	(0.53)	0.10	(0.62)	7.61	1.29%

The accompanying notes are an integral part of these financial statements.

18	RS HIGH YIELD BOND VIP SERIES

Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$65,069	0.75%		7.26%		40%

64,358	0.76%	[a]	6.94%	[a]	88%

63,890	0.80%		6.35%		88%

63,340	0.79%		6.97%		90%

54,424	0.81%		7.17%		165%

35,683	0.87%		7.88%		66%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[a]	Includes the effect of expenses waived by GIS.

RS HIGH YIELD BOND VIP SERIES	19

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — RS High Yield Bond VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS High Yield Bond VIP Series (the “Fund” or “HYBV”) is a series of the Trust. HYBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of HYBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note D).

Foreign securities are valued in the currencies of the markets where they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer’s financial condition or conditions in its industry or in related markets generally.

Securities whose values have been affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally will be

20	RS HIGH YIELD BOND VIP SERIES

determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Securities for which market quotations are not readily available or for which market quotations may be unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Funds’ Board of Trustees.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

Dividend income is generally recorded on ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, custodian fees were reduced in the amount of $799. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement.

Futures Contracts

HYBV may enter into financial futures contracts. In entering into such contracts, HYBV is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by HYBV each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins paid or received by HYBV. The daily changes in the variation margin are recognized as unrealized gains or losses by HYBV. HYBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income and net realized short-term and long-term capital gains for HYBV will be distributed at least annually. All dividends to shareholders are credited in the form of additional shares of HYBV at the net asset value recorded on the ex-dividend date.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company, and to distribute all net investment income and realized net capital gains, if any to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was:

Ordinary Income
2006	$4,517,672

Income and capital gain distributions are determined in accordance with income tax regulation, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent

RS HIGH YIELD BOND VIP SERIES	21

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)

book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency translations may include temporary book and tax difference, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated loss on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$12,397	$(5,241,208)	$1,550,720

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year December 31, 2006, the Fund had no such losses.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(2,355,192)	2009
	(2,886,016)	2010

Total	$(5,241,208)

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, HYBV pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee calculated at an annual rate of 0.60% of HYBV’s average daily net assets.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of HYBV. Payment of the sub-advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009, to limit HYBV’s total annual operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) from exceeding 0.76% of the average daily net assets of HYBV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investment (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $28,659,282 and $25,291,529, respectively, during the period ended June 30, 2007.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures, at June 30, 2007 aggregated $1,008,297 and $876,942,

22	RS HIGH YIELD BOND VIP SERIES

respectively, resulting in net unrealized appreciation of $131,355. The cost of investments owned at June 30, 2007 for federal income tax purposes was $64,174,745.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, HYBV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, HYBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At June 30, 2007, the repurchase agreement held by the Fund had been entered into on June 29, 2007.

Note E.	Reverse Repurchase Agreements

HYBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short- term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time HYBV enters into a reverse repurchase agreement, HYBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by HYBV may be unable to deliver the securities when HYBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in HYBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

HYBV may enter into dollar rolls (principally using TBAs) in which HYBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. HYBV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by HYBV may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in HYBV’s net asset value and may be viewed as a form of leverage.

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for HYBV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	381,804	958,102	$3,316,382	$8,115,873
Shares issued in reinvestment of dividends	—	540,016	—	4,517,672
Shares repurchased	(493,161)	(1,569,739)	(4,288,053)	(13,351,000)

Net decrease	(111,357)	(71,621)	$(971,671)	$(717,455)

RS HIGH YIELD BOND VIP SERIES	23

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note K.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act,

24	RS HIGH YIELD BOND VIP SERIES

receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and

RS HIGH YIELD BOND VIP SERIES	25

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

June 30, 2007 (unaudited)

sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

26	RS HIGH YIELD BOND VIP SERIES

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capa-bilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in

RS HIGH YIELD BOND VIP SERIES	27

Supplemental Information — unaudited (continued)

increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS HIGH YIELD BOND VIP SERIES

07	SEMIANNUAL REPORT

RS Variable Products Trust

RS Money Market VIP Series

6.30.07

                                    [GRAPHIC]

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Money Market VIP Series

Alexander M. Grant (Guardian Investor Services)

has managed RS Money Market VIP Series since 1986*. Mr. Grant has been managing director of Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

*	Includes service as the portfolio manager of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of the Fund.

Fund Philosophy

RS Money Market VIP Series seeks as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market instruments denominated in U.S. dollars.

Investment Process

The Fund normally invests in money market instruments, which are high quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

Performance

As of June 30, 2007, the effective seven-day net annualized yield for the RS Money Market VIP Series was 4.77%. The Fund produced a total return of 2.36% for the six-month period ended June 30, 2007.

In contrast, the effective seven-day annualized yield of Tier One money market funds as measured by iMoney Net, Inc. was 4.54%; total return for the same category was 2.25% for the six-month period ended June 30, 2007. iMoneyNet, Inc. is a research firm that tracks money market funds.

Portfolio Review

Money market fund rates are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of 2007 the federal funds target rate stood at 5.25%; this is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open market operations, move member banks in the direction of that target rate. The discount rate is the rate at which banks can borrow directly from the Fed. Throughout the year money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Market Committee (FOMC) meeting of the year (January 30 and 31, 2007) saw the rates held at 5.25%, a level that has been maintained since June 2006. At that time the FOMC had a fairly positive outlook for future economic growth.

However, the downturn in the housing market continued for longer than the FOMC initially anticipated. Business investment also remained sluggish in the first quarter of 2007. Although consumer spending remained solid, the FOMC’s predominant policy concern remained inflation.

At the June 2007 FOMC meeting, the committee noted that although economic growth had been moderate in the first half of the year and it was expected to expand going forward, a strong job market still raised inflation fears as the Fed marked a full calendar year at the 5.25% level.

The Fund seeks to diversify its holdings across a range of instruments, including commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. Another factor affecting performance was the portfolio’s average maturity, which is currently managed to be around 51 days.

RS MONEY MARKET VIP SERIES	3

RS Money Market VIP Series (continued)

Outlook

Currently, the Fund is still pursuing a barbell strategy as the Fed looks likely to remain on hold in 2007. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, housing market, and consumer spending.

Thank you for your continued support.

Alexander M. Grant, Jr.

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2007.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value of an investment at $10.00 per unit, it is possible to lose money by investing in the Fund.

4	RS MONEY MARKET VIP SERIES

Assets Under Management: $222,781,961

Sector Allocation

Data as of June 30, 2007

Portfolio Statistics

Average Maturity (days)	51
Yields
Effective 7-Day Yield	4.77%
Current 7-Day Yield	4.66%

Performance Update Average Annual Returns as of 06/30/07

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Money Market VIP Series	11/10/81	2.36%	4.82%	3.39%	2.33%	3.43%	5.43%
Lehman Brothers 3 Month Treasury-Bill Index[1]		2.56%	5.24%	3.78%	2.76%	3.83%	5.69%

Since inception performance for the index is measured from 10/31/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.59%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

[1]	The Lehman Brothers 3 month T-Bill Index is generally considered to be representative of the average yield of three-month Treasury Bills. Unlike the Fund, the Index does not incur fees or expenses.

RS MONEY MARKET VIP SERIES	5

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/07	Ending Account Value 06/30/07	Expenses Paid During Period* 01/01/07-06/30/07	Expense Ratio During Period* 01/01/07-06/30/07
Based on Actual Return	$1,000.00	$1,023.60	$2.91	0.58%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.92	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	RS MONEY MARKET VIP SERIES

Schedule of Investments — RS Money Market VIP Series

June 30, 2007 (unaudited)	Principal Amount	Value

Corporate Bonds — 11.3%
Capital Markets — 2.2%
Morgan Stanley Group, Inc. 3.625% due 4/1/2008	$5,000,000	$4,950,213

		4,950,213
Conglomerates — 3.0%
General Electric Capital Corp.
3.45% due 7/16/2007	1,320,000	1,319,012
4.25% due 1/15/2008	2,061,000	2,049,343
5.406% due 7/15/2007(1)	3,245,000	3,246,535

		6,614,890
Diversified Financial Services — 2.6%
HSBC Finance Corp. 4.625% due 1/15/2008	1,000,000	996,239
Lehman Brothers Holdings, Inc. 4.00% due 1/22/2008	5,000,000	4,963,609

		5,959,848
Financial – Banks — 2.3%
Bank of America Corp. 5.28% due 7/2/2007(1)	5,000,000	5,000,000

		5,000,000
Retailers — 1.2%
Wal-Mart Stores, Inc. 4.375% due 7/12/2007	2,725,000	2,724,251

		2,724,251

Total Corporate Bonds (Cost $25,249,202)		25,249,202
Certificates of Deposit — 5.7%
Abbey National North America 5.28% due 9/10/2007	5,000,000	5,000,096
Banque Nationale de Paris/ New York 5.26% due 7/3/2007(1)
	2,620,000	2,619,794
5.263% due 7/30/2007(1)	5,000,000	4,998,766

Total Certificates of Deposit (Cost $12,618,656)		12,618,656
U.S. Government Securities — 6.7%
U.S. Government Agency Securities — 6.7%
FHLB
5.25% due 9/4/2007 - 11/30/2007	10,000,000	10,000,000
FNMA
5.12% due 12/14/2007	5,000,000	4,881,955

Total U.S. Government Securities (Cost $14,881,955)		14,881,955
Commercial Paper — 54.7%
Agricultural — 2.3%
Cargill Global Funding 5.28% due 7/10/2007(2)	5,000,000	4,993,400

		4,993,400

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper (continued)
Asset Backed — 8.9%
Barton Capital LLC 5.27% due 7/6/2007(2)	$5,000,000	$4,996,340
Govco, Inc. 5.26% due 9/25/2007(2)	5,000,000	4,937,172
Sheffield Receivables Corp. 5.27% due 7/10/2007(2)	5,000,000	4,993,413
Surrey Funding Corp. 5.30% due 7/25/2007(2)	5,000,000	4,982,333

		19,909,258
Automotive — 6.7%
American Honda Finance Corp. 5.23% due 8/28/2007	5,000,000	4,957,869
BMW US Capital LLC 5.33% due 7/2/2007(2)	5,000,000	4,999,260
Toyota Motor Credit Corp. 5.24% due 9/24/2007	5,000,000	4,938,139

		14,895,268
Chemicals — 4.5%
Air Products & Chemicals, Inc. 5.27% due 7/6/2007(2)	5,000,000	4,996,340
Ecolab, Inc. 5.25% due 7/11/2007(2)	5,000,000	4,992,709

		9,989,049
Diversified Financial Services — 9.0%
CIT Group, Inc. 5.25% due 7/10/2007(2)	5,000,000	4,993,438
Cooperative Association of Tractor Dealers, Inc. 5.35% due 7/2/2007	5,000,000	4,999,257
Credit Suisse Group 5.24% due 8/27/2007	5,000,000	4,958,517
NYSE Euronext, Inc. 5.25% due 7/23/2007(2)	5,000,000	4,983,958

		19,935,170
Diversified Manufacturing — 4.4%
Eaton Corp. 5.34% due 7/2/2007(2)	5,000,000	4,999,258
Leggett & Platt, Inc. 5.35% due 7/2/2007(2)	4,700,000	4,699,302

		9,698,560
Financial – Banks — 6.7%
Depfa Bank PLC 5.23% due 7/25/2007(2)	5,000,000	4,982,567
Deutsche Bank Financial LLC 5.26% due 7/25/2007	5,000,000	4,982,466
UBS Finance Delaware LLC 5.245% due 7/23/2007	5,000,000	4,983,974

		14,949,007
Food & Beverage — 2.2%
Nestle Capital Corp. 5.20% due 8/3/2007(2)	5,000,000	4,976,167

		4,976,167

The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES	7

Schedule of Investments – RS Money Market VIP Series (continued)

June 30, 2007 (unaudited)	Principal Amount	Value

Commercial Paper (continued)
Metals – Miscellaneous — 1.1%
Rio Tinto Ltd. 5.37% due 7/2/2007(2)	$2,500,000	$2,499,627

		2,499,627
Oil & Gas Services — 2.2%
Koch Resources LLC 5.25% due 7/13/2007(2)	5,000,000	4,991,250

		4,991,250
Personal Products — 2.3%
L’Oreal USA, Inc. 5.26% due 7/2/2007(2)	5,000,000	4,999,269

		4,999,269
Pharmaceuticals — 2.2%
Abbott Laboratories 5.26% due 7/13/2007(2)	5,000,000	4,991,233

		4,991,233
Utilities – Electric & Water — 2.2%
Florida Power & Light Co. 5.32% due 7/10/2007	5,000,000	4,993,350

		4,993,350

Total Commercial Paper (Cost $121,820,608)		121,820,608

	Principal Amount	Value
Taxable Municipal Securities — 21.0%
California — 1.9%
California Housing Fin. Agency Rev. Multi-Fam. 5.35% due 7/4/2007(1)	2,195,000	2,195,000
Sacramento Cnty., CA 5.35% due 7/4/2007(1)	2,000,000	2,000,000

		4,195,000
Colorado — 3.6%
Colorado Housing & Fin. Auth. Single Fam. Mtg. 5.35% due 7/4/2007	8,030,000	8,030,000

		8,030,000
Connecticut — 1.1%
Connecticut St. Housing & Fin. Auth. AMBAC insured 5.32% due 7/5/2007(1)	2,500,000	2,500,000

		2,500,000
Michigan — 1.5%
Michigan St. Housing Dev. Auth. 5.35% due 7/4/2007(1)	3,450,000	3,450,000

		3,450,000
New York — 9.7%
New York City Trans. Fin. Auth. Rev. Future Tax Sec’d. 5.35% due 7/4/2007(1)	11,940,000	11,940,000
New York St. Dormitory Auth. Rev. St. Personal Income 5.36% due 7/5/2007(1)	4,650,000	4,650,000
Port Auth. of New York & New Jersey Ser. YY 5.50% due 8/15/2007	5,000,000	5,000,284

		21,590,284

June 30, 2007 (unaudited)	Principal Amount	Value

Taxable Municipal Securities (continued)
Utah — 3.2%
Utah Housing Corp. Single Fam. Mtg. Rev. Ser. D-2, Class I 5.35% due 7/4/2007(1)	$1,390,000	$1,390,000
Ser. E-2, Class I 5.35% due 7/4/2007(1)	2,100,000	2,100,000
Utah St. Housing Fin. Agency Single Fam. Mtg. Ser. F-3, Class I 5.35% due 7/4/2007(1)	2,030,000	2,030,000
Ser. G-3, Class I 5.35% due 7/4/2007(1)	1,640,000	1,640,000

		7,160,000

Total Taxable Municipal Securities (Cost $46,925,284)		46,925,284

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	4	185
RS Emerging Growth Fund, Class Y(3)	17	699
RS Emerging Markets Fund, Class A(3)	5	121
RS Global Natural Resources Fund, Class Y(3)	54	1,964
RS Growth Fund, Class Y(3)	40	676
RS Investors Fund, Class Y(3)	105	1,352
RS MidCap Opportunities Fund, Class Y(3)	35	563
RS Partners Fund, Class Y(3)	13	493
RS Smaller Company Growth Fund, Class Y(3)	18	405
RS Value Fund, Class Y(3)	12	383

Total Other Investments (Cost $6,396)		6,841

Total Investments — 99.4% (Cost $221,502,101)		221,502,546

Other Assets, Net — 0.6%		1,279,415

Total Net Assets — 100.0%		$222,781,961

(1)	Floating rate note. The rate shown is the rate in effect at June 30, 2007. The due date shown is the next reset date.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. The aggregate market value as of June 30, 2007 was $87,007,036 and as a percentage of net assets was 39.1%. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See Note B in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

8	RS MONEY MARKET VIP SERIES

                                    [GRAPHIC]
Financial Information — RS Money Market VIP Series

Statement of Assets and Liabilities As of June 30, 2007 (unaudited)

Assets
Investments, at value	$221,502,546
Cash	11,515
Interest receivable	1,130,098
Receivable for fund shares subscribed	413,866
Prepaid expenses	4,999

Total Assets	223,063,024

Liabilities
Payable for fund shares redeemed	148,404
Payable to adviser	89,977
Deferred trustees’ compensation	6,841
Payable for investments purchased	2,181
Accrued expenses/other liabilities	33,660

Total Liabilities	281,063

Total Net Assets	$222,781,961

Net Assets Consist of:
Paid-in capital	222,781,516
Unrealized appreciation on investments	445

Total Net Assets	$222,781,961

Investments, at Cost	$221,502,101

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	22,278,148

Net Asset Value Per Share	$10.00

Statement of Operations For the Six-Month Period Ended June 30, 2007 (unaudited)

Investment Income
Interest	$5,742,822

Total Investment Income	5,742,822

Expenses
Investment advisory fees	542,918
Custodian fees	35,491
Professional fees	22,556
Shareholder reports	13,853
Trustees’ fees and expenses	6,088
Insurance expense	5,575
Administrative service fees	3,162
Registration fees	282
Other expenses	874

Total Expenses before Custody Credits	630,799
Less: Custody credits	(2,305)

Expenses Net of Custody Credits	628,494

Net Investment Income	5,114,328

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net change in unrealized appreciation on deferred trustees’ compensation holdings	445

Net Gain on Investments	445

Net Increase in Net Assets Resulting from Operations	$5,114,773

The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES	9

Financial Information — RS Money Market VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Money Market VIP Series

	For the Six Months Ended 06/30/07	For the Year Ended 12/31/06
Operations
Net investment income	$5,114,328	$9,937,769
Net change in unrealized appreciation/(depreciation) on deferred trustees’ compensation holdings	445	—

Net Increase in Net Assets Resulting from Operations	5,114,773	9,937,769

Distributions to Shareholders
Net investment income	(5,114,328)	(9,937,769)

Capital Share Transactions
Proceeds from sales of shares	69,416,897	163,408,649
Reinvestment of distributions	5,114,328	9,937,769
Cost of shares redeemed	(72,019,569)	(170,587,606)

Net Increase in Net Assets Resulting from Capital Share Transactions	2,511,656	2,758,812

Net Increase in Net Assets	2,512,101	2,758,812

Net Assets

Beginning of period	220,269,860	217,511,048

End of period	$222,781,961	$220,269,860

Other Information

Shares
Sold	6,941,690	16,340,865
Reinvested	511,434	993,777
Redeemed	(7,201,962)	(17,058,761)

Net Increase	251,162	275,881

The accompanying notes are an integral part of these financial statements.

10	RS MONEY MARKET VIP SERIES

This page intentionally left blank.

Financial Information — RS Money Market VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Dividends to Shareholders From Net Investment Income

Six Months Ended 6/30/07[1]	$10.00	$0.23	$—	$0.23	$(0.23)

Year Ended 12/31/06	10.00	0.44	—	0.44	(0.44)

Year Ended 12/31/05	10.00	0.27	—	0.27	(0.27)

Year Ended 12/31/04	10.00	0.08	—	0.08	(0.08)

Year Ended 12/31/03	10.00	0.07	—	0.07	(0.07)

Year Ended 12/31/02	10.00	0.12	—	0.12	(0.12)

The accompanying notes are an integral part of these financial statements.

12	RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.00	2.36%	$222,782	0.58%	4.71%	N/A

10.00	4.52%	220,270	0.59%	4.45%	N/A

10.00	2.69%	217,511	0.58%	2.60%	N/A

10.00	0.85%	295,800	0.57%	0.84%	N/A

10.00	0.66%	356,271	0.56%	0.67%	N/A

10.00	1.25%	492,713	0.55%	1.24%	N/A

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES	13

Notes to Financial Statements — RS Money Market VIP Series

June 30, 2007 (unaudited)

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Money Market VIP Series (the “Fund” or “MMV”) is a series of the Trust. MMV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Class I shares of MMV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investment Valuations

Repurchase agreements are carried at cost, which approximates market value (see Note C). MMV values its investments based on amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Interest income which includes accretion/discount, is accrued and recorded daily.

MMV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, MMV’s custodian fees were reduced by $2,305. MMV could have employed the uninvested assets to produce income if MMV had not entered into such arrangement.

Dividend Distributions

Dividends from net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month. All dividends and distributions are credited in the form of additional shares of MMV.

Taxes

MMV intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company, and to distribute all net investment income and realized net capital gains, if any to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 was:

Ordinary Income
2006	$9,937,769

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2006, the components of accumulated loss on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward
$12,724	$(11,147)

14	RS MONEY MARKET VIP SERIES

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(7,909)	2011
	(3,238)	2012

Total	$(11,147)

Note B.	Advisory Fees and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, MMV pays RS Investment Management Co. LLC (“RS Investments”), investment advisory fees at an annual rate of 0.50% on the first $500 million of its average daily net assets and at an annual rate of 0.45% of its average daily assets in excess of $500 million.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Investor Services LLC (“GIS”), which holds a majority interest in RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rate of 0.475% of the average daily net assets of MMV. Payment of the sub-advisory fees does not represent a separate or additional expense to MMV.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit MMV’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 0.59% of the average daily net assets of MMV.

Trustees and officers of the Fund who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Fund who are not interested persons of RS Investments (“disinterested Trustees”), receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, MMV will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, MMV maintains the right to sell the collateral and may claim any resulting loss against the seller.

RS MONEY MARKET VIP SERIES	15

Notes to Financial Statements — RS Money Market VIP Series (continued)

June 30, 2007 (unaudited)

Note D.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for MMV Class I. Transactions in shares of beneficial interest were as follows:

	Period Ended June 30, 2007	Year Ended December 31, 2006	Period Ended June 30, 2007	Year Ended December 31, 2006
	Shares		Amount
Shares sold	6,941,690	16,340,865	$69,416,897	$163,408,649
Shares issued in reinvestment of dividends	511,434	993,777	5,114,328	9,937,769
Shares repurchased	(7,201,962)	(17,058,761)	(72,019,569)	(170.587,606)

Net increase	251,162	275,881	$2,511,656	$2,758,812

Note E.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective sizes. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or the Prospectus. For the six months ended June 30, 2007, the Fund did not borrow from the facility.

Note F.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note G.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for any related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semiannual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust has concluded that the adoption of FIN 48 did not result in any material impact to the Fund’s financial statements, as applied to open tax years ended December 31, 2004 through December 31, 2006.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Note H.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a

16	RS MONEY MARKET VIP SERIES

series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Series of RS Investment Trust in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of under- takings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD- 15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants

17

Notes to Financial Statements — RS Money Market VIP Series (continued)

June 30, 2007 (unaudited)

violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 36(b) and 48(a) of the Investment Company Act of 1940. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

18

                                    [GRAPHIC]
Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was then newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their

RS MONEY MARKET VIP SERIES	19

Supplemental Information — unaudited (continued)

clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted at the time that, because the Funds would be new Funds and because of the then upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were then being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

Portfolio Holding and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

20	RS MONEY MARKET VIP SERIES

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RS Investment Trust

By:	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 6, 2007

By:	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 6, 2007